As filed with the Securities and Exchange Commission on December 26, 1996

                                        Securities Act Registration No. 33-9269
                               Investment Company Act Registration No. 811-4864
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 -----------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                                                                            [X]
                     POST-EFFECTIVE AMENDMENT NO. 17

                                    AND/OR

                       REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                      [X]

                                                                            [X]
                             AMENDMENT NO. 18

                       (Check appropriate box or boxes)

                                 -----------

                         PRUDENTIAL EQUITY INCOME FUND


              (Exact name of registrant as specified in charter)

                           GATEWAY CENTER THREE

                         NEWARK, NEW JERSEY 07102

              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 367-7530

                              S. JANE ROSE, ESQ.

                           GATEWAY CENTER THREE

                         NEWARK, NEW JERSEY 07102
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                           (CHECK APPROPRIATE BOX):

                       [_] immediately upon filing pursuant to paragraph (b)

                       [X] on December 30, 1996 pursuant to paragraph (b)

                       [_] 60 days after filing pursuant to paragraph (a)(1)

                       [_] on (date) pursuant to paragraph (a)(1)

                       [_] 75 days after filing pursuant to paragraph (a)(2)

                       [_] on (date) pursuant to paragraph (a)(2) of Rule 485
                          If appropriate, check the following box:
                       [_] this post-effective amendment designates a new
                         effective date for a previously filed post-effective amendment

  PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST, PAR VALUE $.01 PER SHARE. THE REGISTRANT FILED A NOTICE UNDER SUCH RULE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996 ON OR ABOUT DECEMBER 19, 1996.

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

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

 N-1A ITEM NO.                                    LOCATION
 -------------                                    --------
 PART A
 Item  1. Cover Page...........................   Cover Page
 Item  2. Synopsis.............................   Fund Expenses; Fund Highlights
 Item  3. Condensed Financial Information......   Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance
 Item  4. General Description of Registrant....   Cover Page; Fund Highlights;
                                                  How the Fund Invests; General
                                                  Information
 Item  5. Management of Fund...................   Financial Highlights; How the
                                                  Fund is Managed; General
                                                  Information
 Item 5A. Management's Discussion of Fund
          Performance..........................   Financial Highlights
 Item  6. Capital Stock and Other Securities...   Taxes, Dividends and
                                                  Distributions; General
                                                  Information
 Item  7. Purchase of Securities Being Offered.   Shareholder Guide; How the
                                                  Fund Values its Shares
 Item  8. Redemption or Repurchase.............   Shareholder Guide; How the
                                                  Fund Values its Shares;
                                                  General Information
 Item  9. Pending Legal Proceedings............   Not Applicable
 PART B
 Item 10. Cover Page...........................   Cover Page
 Item 11. Table of Contents....................   Table of Contents
 Item 12. General Information and History......   General Information
 Item 13. Investment Objectives and Policies...   Investment Objective and
                                                  Policies; Investment
                                                  Restrictions
 Item 14. Management of the Fund...............   Trustees and Officers;
                                                  Manager; Distributor
 Item 15. Control Persons and Principal Holders
          of Securities........................   Not Applicable
 Item 16. Investment Advisory and Other           Manager; Distributor;
          Services.............................   Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants
 Item 17. Brokerage Allocation and Other          Portfolio Transactions and
          Practices............................   Brokerage
 Item 18. Capital Stock and Other Securities...   Not Applicable
 Item 19. Purchase, Redemption and Pricing of
          Securities Being Offered.............   Purchase and Redemption of
                                                  Fund Shares; Shareholder
                                                  Investment Account; Net Asset
                                                  Value
 Item 20. Tax Status...........................   Taxes
 Item 21. Underwriters.........................   Distributor
 Item 22. Calculation of Performance Data......   Performance Information
 Item 23. Financial Statements.................   Financial Statements
 PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Equity Income Fund

-------------------------------------------------------------------------------

PROSPECTUS DATED DECEMBER 30, 1996

-------------------------------------------------------------------------------

Prudential Equity Income Fund (the Fund) is an open-end, diversified, manage-ment investment company. Its investment objective is both current income and capital appreciation. It seeks to achieve this objective by investing primar-ily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Com-posite Index. In normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The balance of the Fund's assets may be invested in other common stocks, other securities convertible into common stocks, debt securities and certain derivatives, including options on stocks and stock indices. Common stocks may include securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its tel-ephone number is (800) 225-1852.

The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell stock index futures and options thereon for the purpose of hedging its securities portfolio or enhancing its return and may buy and sell options on stock indices, in each case in accordance with limits described herein. See "How the Fund Invests--Investment Objective and Poli-cies."

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated December 30, 1996, which informa-tion is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL EQUITY INCOME FUND?

  Prudential Equity Income Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

  The Fund's investment objective is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  The Fund may invest up to 30% of its total assets in the securities of foreign issuers and up to 35% of its total assets in fixed-income obligations, including securities rated Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or Duff & Phelps Credit Rating Co. or another nationally recognized statistical rating organization, which may be subject to special risks. See "How the Fund Invests--Investment Objective and Policies" at page 9. The Fund may also engage in various hedging and return enhancement strategies, including utilizing derivatives. These activities may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 13. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE FUND?

  Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of the Fund's average daily net assets between $500 million and $1 billion,
 .475 of 1% of average daily net assets between $1 billion and $1.5 billion and .45 of 1% of average daily net assets in excess of $1.5 billion. As of November 30, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $53.4 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 15.

WHO DISTRIBUTES THE FUND'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund.

  See "How the Fund is Managed--Distributor" at page 16.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 33.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers four classes of shares:

  . Class A Shares: Sold with an initial sales charge of up to 5% of the offering price.

  . Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

  . Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  . Class Z Shares: Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 24.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 27.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Fund expects to pay dividends of net investment income, if any, quarterly and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

                          CLASS A SHARES        CLASS B SHARES              CLASS C SHARES         CLASS Z SHARES
                          --------------        --------------              --------------         --------------
 SHAREHOLDER TRANSACTION
  EXPENSES+
  Maximum Sales Load
   Imposed on Purchases
   (as a percentage of
   offering price).......      5%                    None                        None                   None
  Maximum Sales Load
   Imposed on Reinvested
   Dividends.............      None                  None                        None                   None
  Maximum Deferred Sales
   Load (as a percentage
   of original purchase
   price or redemption         None      5% during the first year,    1% on redemptions made            None
   proceeds, whichever is                decreasing by 1% annually    within one year of purchase
   lower)................                to 1% in the fifth and sixth
                                         years and 0% the seventh
                                         year*
  Redemption Fees........      None                  None                        None                   None
  Exchange Fee...........      None                  None                        None                   None
 ANNUAL FUND OPERATING
  EXPENSES
  (as a percentage of
  average net assets)     CLASS A SHARES        CLASS B SHARES              CLASS C SHARES        CLASS Z SHARES**
                          --------------        --------------              --------------        ----------------
  Management Fees........       .53%                 .53%                         .53%                  .53%
  12b-1 Fees (After Re-
   duction)..............       .25++               1.00                         1.00                   None
  Other Expenses.........       .20                  .20                          .20                   .20
                                ---                  ---                          ---                   ---
  Total Fund Operating
   Expenses (After
   Reduction)............       .98%                 1.73%                       1.73%                  .73%
                                ===                  ====                        ====                   ===

  EXAMPLE                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
  You would pay the following expenses on a
   $1,000 investment, assuming (1) 5% annual
   return and (2) redemption at the end of
   each time period:
      Class A.................................  $59     $80    $101     $164
      Class B.................................  $68     $84    $104     $175
      Class C.................................  $28     $54    $ 94     $204
      Class Z**...............................  $ 7     $23    $ 41     $ 91
  You would pay the following expenses on the
   same investment, assuming no redemption:
      Class A.................................  $59     $80    $101     $164
      Class B.................................  $18     $54    $ 94     $175
      Class C.................................  $18     $54    $ 94     $204
      Class Z**...............................  $ 7     $23    $ 41     $ 91

 The above example is based on data for the Fund's fiscal year ended October 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

 The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses"
 includes operating expenses of the Fund, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
 --------
  * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

 ** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended October 31, 1996.
  + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."

 ++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1997. Total Fund Operating Expenses without such limitation would be 1.03%. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

  The following financial highlights, with respect to the five-year period ended October 31, 1996, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                       CLASS A
                            --------------------------------------------------------------------
                                                                                     JANUARY 22,
                                                                                       1990(A)
                                          YEAR ENDED OCTOBER 31,                       THROUGH
                            -------------------------------------------------------  OCTOBER 31,
                              1996      1995      1994      1993     1992     1991      1990
                            --------  --------  --------  --------  -------  ------  -----------
  PER SHARE OPERATING PER-
   FORMANCE:
  Net asset value, begin-
   ning of period.........  $  14.40  $  14.03  $  14.38  $  12.16  $ 12.04  $ 9.53    $10.59
                            --------  --------  --------  --------  -------  ------    ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income...       .47       .48       .41       .47      .47     .38       .25
  Net realized and
   unrealized gain (loss)
   on
   investment transac-
   tions..................      1.75       .95       .06      2.65      .60    2.50     (1.01)
                            --------  --------  --------  --------  -------  ------    ------
   Total from investment
    operations............      2.22      1.43       .47      3.12     1.07    2.88      (.76)
                            --------  --------  --------  --------  -------  ------    ------
  LESS DISTRIBUTIONS
  Dividends from net in-
   vestment income........      (.49)     (.54)     (.29)     (.46)    (.47)   (.37)     (.30)
  Distributions from net
   realized gains.........      (.70)     (.52)     (.53)     (.44)    (.48)     --        --
                            --------  --------  --------  --------  -------  ------    ------
   Total distributions....     (1.19)    (1.06)     (.82)     (.90)    (.95)   (.37)     (.30)
                            --------  --------  --------  --------  -------  ------    ------
  Net asset value, end of
   period.................  $  15.43  $  14.40  $  14.03  $  14.38  $ 12.16  $12.04    $ 9.53
                            ========  ========  ========  ========  =======  ======    ======
  TOTAL RETURN(C):........     15.97%    11.15%     3.48%    26.93%    9.50%  30.62%    (7.36)%
  RATIOS/SUPPLEMENTAL DA-
   TA:
  Net assets, end of pe-
   riod (000).............  $341,717  $276,990  $150,502  $104,017  $51,165  $4,013    $1,098
  Average net assets
   (000)..................  $310,335  $236,688  $131,398  $ 70,895  $21,931  $2,084    $  752
  Ratios to average net
   assets:
   Expenses, including
    distribution fees.....       .98%     1.03%     1.09%     1.07%    1.22%   1.37%     1.59%(b)
   Expenses, excluding
    distribution fees.....       .73%      .78%      .85%      .87%    1.02%   1.17%     1.39%(b)
   Net investment income..      3.26%     3.36%     2.97%     3.44%    3.22%   3.43%     3.12%(b)
  Portfolio turnover......        36%       74%       70%       57%      43%     64%       58%
  Average commission rate
   paid per share.........  $  .0563       N/A       N/A       N/A      N/A     N/A       N/A

 --------
 (a) Commencement of offering of Class A shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)

   The following financial highlights, with respect to the five-year period ended October 31, 1996, have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                     CLASS B
                           -----------------------------------------------------------------------------------------------------
                                                                                                                     JANUARY 22,
                                                                                                                       1987(A)
                                                       YEAR ENDED OCTOBER 31,                                          THROUGH
                           ----------------------------------------------------------------------------------------  OCTOBER 31,
                             1996      1995      1994      1993      1992      1991      1990       1989    1988(B)     1987
                           --------  --------  --------  --------  --------  --------  --------   --------  -------  -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  14.36  $  14.00  $  14.35  $  12.14  $  12.03  $   9.53  $  10.89   $   9.63  $  8.48    $  9.70
                           --------  --------  --------  --------  --------  --------  --------   --------  -------    -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....       .39       .37       .31       .37       .37       .30       .28        .32      .28        .18(d)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............      1.71       .95       .06      2.64       .59      2.49     (1.32)      1.26     1.47      (1.30)
                           --------  --------  --------  --------  --------  --------  --------   --------  -------    -------
 Total from investment
  operations.............      2.10      1.32       .37      3.01       .96      2.79     (1.04)      1.58     1.75      (1.12)
                           --------  --------  --------  --------  --------  --------  --------   --------  -------    -------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......      (.37)     (.44)     (.19)     (.36)     (.37)     (.29)     (.32)      (.32)    (.27)      (.10)
Distributions from net
 realized gains..........      (.70)     (.52)     (.53)     (.44)     (.48)       --        --         --     (.33)        --
                           --------  --------  --------  --------  --------  --------  --------   --------  -------    -------
 Total distributions.....     (1.07)     (.96)     (.72)     (.80)     (.85)     (.29)     (.32)      (.32)    (.60)      (.10)
                           --------  --------  --------  --------  --------  --------  --------   --------  -------    -------
Net asset value, end of
 period..................  $  15.39  $  14.36  $  14.00  $  14.35  $  12.14  $  12.03  $   9.53   $  10.89  $  9.63    $  8.48
                           ========  ========  ========  ========  ========  ========  ========   ========  =======    =======
TOTAL RETURN(E):.........     15.12%    10.29%     2.73%    25.93%     8.55%    29.58%    (9.77)%    16.68%   21.85%    (11.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $929,948  $906,793  $954,951  $527,868  $190,846  $151,538  $120,032   $143,169  $60,733    $67,226
Average net assets (000).  $951,220  $911,856  $784,063  $304,898  $169,524  $136,602  $142,179   $ 84,157  $63,013    $73,823
Ratios to average net
 assets:
 Expenses, including
  distribution fees......      1.73%     1.78%     1.85%     1.87%     2.02%     2.17%     2.22%      2.08%    2.30%    2.22%(c)/(d)
 Expenses, excluding
  distribution fees......       .73%      .78%      .85%      .87%     1.02%     1.17%     1.22%      1.12%    1.29%    1.21%(c)/(d)
 Net investment income...      2.51%     2.66%     2.21%     2.58%     3.05%     2.67%     2.70%      2.89%    3.19%    2.12%(c)/(d)
Portfolio turnover ......        36%       74%       70%       57%       43%       64%       58%        60%      35%      71%
Average commission rate
 paid per share..........  $  .0563       N/A       N/A       N/A       N/A       N/A       N/A        N/A      N/A      N/A

--------
(a) Commencement of offering of Class B shares.
(b) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
(c) Annualized.
(d) Net of expense reimbursement.
(e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)

  The following financial highlights have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                            CLASS C
                                                   ----------------------------
                                                                    AUGUST 1,
                                                                     1994(a)
                                                    YEAR ENDED       THROUGH
                                                    OCTOBER 31,    OCTOBER 31,
                                                    1996    1995       1994
                                                   ------  ------  ------------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period............ $14.36  $14.00     $13.99
                                                   ------  ------     ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income...........................    .38     .40        .08
  Net realized and unrealized gain (loss) on
   investment transactions........................   1.72     .92       (.02)
                                                   ------  ------     ------
   Total from investment operations...............   2.10    1.32        .06
                                                   ------  ------     ------
  LESS DISTRIBUTIONS
  Dividends from net investment income............   (.37)   (.44)      (.05)
  Distributions from net realized gains...........   (.70)   (.52)        --
                                                   ------  ------     ------
   Total distributions............................  (1.07)   (.96)     (.05)
                                                   ------  ------     ------
  Net asset value, end of period.................. $15.39  $14.36     $14.00
                                                   ======  ======     ======
  TOTAL RETURN(C):................................  15.12%  10.29%      0.45%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)................. $8,511  $4,586     $1,527
  Average net assets (000)........................ $6,730  $3,132     $  762
  Ratios to average net assets:
   Expenses, including distribution fees..........   1.73%   1.78%      2.05%(b)
   Expenses, excluding distribution fees..........    .73%    .78%      1.05%(b)
   Net investment income..........................   2.51%   2.57%      2.42%(b)
  Portfolio turnover..............................     36%     74%        70%
  Average commission rate paid per share.......... $.0563     N/A        N/A

 --------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                           FINANCIAL HIGHLIGHTS

        (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                             (CLASS Z SHARES)

  The following financial highlights have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                CLASS Z
                                                              -----------
                                                               MARCH 1,
                                                                1996(a)
                                                                THROUGH
                                                              OCTOBER 31,
                                                                 1996
                                                              -----------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period.......................   $ 15.13
                                                                -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income......................................       .38
  Net realized and unrealized gain (loss) on investment
   transactions..............................................       .30
                                                                -------
    Total from investment operations.........................       .68
                                                                -------
  LESS DISTRIBUTIONS
  Dividends from net investment income                             (.39)
  Distributions from net realized gains......................        --
                                                                -------
    Total distributions......................................      (.39)
                                                                -------
  Net asset value, end of period.............................   $ 15.42
                                                                =======
  TOTAL RETURN (d):                                                4.55%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)............................   $44,509
  Average net assets (000)...................................   $24,641
  Ratios of average net assets: (c)
    Expenses, including distribution fees....................       .73%(b)
    Expenses, excluding distribution fees....................       .73%(b)
    Net investment income....................................      3.51%(b)
  Portfolio turnover.........................................        36%
  Average commission rate paid per share.....................   $ .0563

 --------

 (a) Commencement of offering of Class Z shares.

 (b) Annualized.

 (c) Because of the recent commencement of its offering, the ratios for Class Z shares are not necessarily comparable to that of Class A, B and C shares and are not necessarily indicative of future ratios.

 (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  THE INVESTMENT OBJECTIVE OF THE FUND IS BOTH CURRENT INCOME AND CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN COMMON STOCKS AND CONVERTIBLE SECURITIES THAT PROVIDE INVESTMENT INCOME RETURNS ABOVE THOSE OF THE STANDARD & POOR'S 500 STOCK INDEX OR THE NYSE COMPOSITE INDEX. In selecting these investments, the Fund puts emphasis on earnings, balance sheet and cash flow analyses and the relationships that these factors have to the price and return of a given security. Under normal circumstances, the Fund will invest at least 65% of its total assets (determined at the time of purchase) in such securities. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE BALANCE OF THE FUND'S TOTAL ASSETS MAY BE INVESTED IN OTHER COMMON STOCKS, OTHER EQUITY RELATED SECURITIES SUCH AS WARRANTS AND PREFERRED STOCKS AND BONDS WHICH HAVE EITHER ATTACHED WARRANTS OR A CONVERSION PRIVILEGE INTO COMMON STOCKS, DEBT SECURITIES (INCLUDING MONEY MARKET INSTRUMENTS) AND OPTIONS ON STOCK AND ON STOCK INDICES. Common stocks may include securities of foreign issuers.

  IN ADDITION, THE FUND MAY (I) PURCHASE AND SELL STOCK INDEX FUTURES AND OPTIONS THEREON FOR HEDGING OR RETURN ENHANCEMENT PURPOSES OR, WITH RESPECT TO WRITING OPTIONS ON FUTURES, TO REALIZE A GREATER RETURN (SEE "HEDGING AND RETURN ENHANCEMENT STRATEGIES" BELOW), (II) PURCHASE SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS (SEE "OTHER INVESTMENTS AND POLICIES--WHEN-ISSUED AND DELAYED DELIVERY SECURITIES" BELOW), (III) MAKE SHORT SALES AGAINST-THE-BOX (SEE "OTHER INVESTMENTS AND POLICIES--SHORT SALES AGAINST-THE-BOX" BELOW), AND (IV) ENTER INTO REPURCHASE AGREEMENTS (SEE "OTHER INVESTMENTS AND POLICIES--REPURCHASE AGREEMENTS" BELOW).

  CONVERTIBLE SECURITIES

  A CONVERTIBLE SECURITY IS TYPICALLY A CORPORATE BOND OR PREFERRED STOCK THAT MAY BE CONVERTED AT A STATED PRICE WITHIN A SPECIFIED PERIOD OF TIME INTO A SPECIFIED NUMBER OF SHARES OF COMMON STOCK OF THE SAME OR A DIFFERENT ISSUER. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities also include preferred stocks which technically are equity securities.

  In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  MONEY MARKET INSTRUMENTS

  THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN MONEY MARKET INSTRUMENTS UNDER NORMAL CIRCUMSTANCES. The Fund may invest in such instruments without limit when the investment adviser believes that market conditions warrant a temporary defensive investment posture or pending investment of proceeds from sales of the Fund's shares. These instruments include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; commercial paper; certificates of deposit; bankers' acceptances and other obligations of domestic and foreign banks. Such obligations (other than U.S. Government securities) will be rated, at the time of purchase, within the two highest quality grades as determined by a nationally recognized statistical rating organization (NRSRO), such as Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P) or Duff & Phelps Credit Rating Co. (Duff & Phelps) or, if unrated, will be of equivalent quality in the judgment of the Fund's investment adviser.

  OTHER FIXED-INCOME OBLIGATIONS

  THE FUND MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN OTHER FIXED-INCOME OBLIGATIONS. The Fund anticipates that it will primarily invest in fixed-income securities rated A or better by Moody's or S&P or BBB+ or better by Duff & Phelps or comparably rated by another NRSRO. The Fund may also invest in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or Duff & Phelps or another NRSRO (although the Fund will not invest in fixed-income securities rated lower than Ca, CC or CCC by Moody's, S&P or Duff & Phelps or another NRSRO, respectively). Subsequent to its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments than higher grade securities. Securities rated BB, Ba or BB+ or lower by S&P, Moody's or Duff & Phelps, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.

  RISKS OF INVESTING IN HIGH YIELD SECURITIES

  FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. See "Investment Objective and Policies--Risks of Investing in High Yield Securities" in the Statement of Additional Information.

  FOREIGN SECURITIES

  THE FUND MAY INVEST UP TO 30% OF ITS TOTAL ASSETS IN FOREIGN MONEY MARKET INSTRUMENTS AND DEBT AND EQUITY SECURITIES. For purposes of this limitation, American Depositary Receipts are not deemed to be foreign securities. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these invest-ments may be less liquid than the securities of U.S. corporations and are cer-tainly less liquid than securities issued or guaranteed by the U.S. Govern-ment, its instrumentalities or agencies.

  FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CARE-FULLY BY AN INVESTOR IN THE FUND. These risks include political or economic instability in the country of the issuer, the difficulty of predicting inter-national trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corpo-rations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies gener-ally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is gener-ally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain for-eign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

  If the security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes. See "Investment Objective and Policies-- Special Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

  REAL ESTATE INVESTMENT TRUSTS

  The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options, forward foreign currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURI-TIES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ENHANCE RETURN OR TO HEDGE THE FUND'S PORTFOLIO. These op-tions will be on equity securities and financial indices (e.g., S&P 500). The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and pur-chase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call op-tions to offset previously written put and call options of the same series. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon" in the Statement of Additional Information.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. See "Investment Objective and Policies--Special Risks Related to Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.

  THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIED TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THESE FUTURES CONTRACTS AND OPTIONS THEREON WILL BE ON FINANCIAL INDICES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.

  A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT TO PURCHASE OR SELL CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made.

  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF "COMMODITY POOL OPERATOR", SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED UPON THE FUND'S PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS. ALTHOUGH THERE ARE NO OTHER LIMITS APPLICABLE TO FUTURES CONTRACTS, THE VALUE OF ALL FUTURES CONTRACTS SOLD WILL NOT EXCEED THE TOTAL MARKET VALUE OF THE FUND'S PORTFOLIO.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND INTEREST RATES AND REQUIRES SKILLS AND TECHNIQUES DIFFERENT FROM THOSE USED IN SELECTING PORTFOLIO SECURITIES. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or options thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE), FOR QUALIFICATION AS A REGULATED INVEST-MENT COMPANY. See "Taxes" in the Statement of Additional Information.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the secu-rities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign cur-rency and futures contracts and options on futures contracts include (1) depen-dence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imper-fect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax conse-quences; and (6) the possible inability of the Fund to purchase or sell a port-folio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvanta-geous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" and "Investment Objective and Policies" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the fu-ture in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the se-curities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

  SHORT SALES AGAINST-THE-BOX

  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities; provided that if further consideration is required in connection with the con-version or exchange, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in an amount equal to such consideration must be put in a segregated account, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). Not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal income tax purposes. The Fund does not intend to have more than 5% of its net assets (de-termined at the time of the short sale) subject to short sales against-the-box during the coming year.

  REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mu-tually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PMF pursu-ant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advan-tage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Fund cannot lend more than 33% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan. See "Investment Objective and Policies--Lending of Securities" in the Statement of Additional Information.

  ILLIQUID SECURITIES

  The Fund may hold up to 10% of its net assets in illiquid securities, in-cluding repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted secu-rities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Secu-rities Act), and privately placed commercial paper that have a readily avail-able market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A se-curities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  PORTFOLIO TURNOVER

  The Fund does not expect to trade in securities for short-term gain. It is anticipated that the portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.


                            HOW THE FUND IS MANAGED


  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended October 31, 1996, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were .98%, 1.73%, 1.73% and .73% (annualized), respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .60 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $500 MILLION, .50 OF 1% OF AVERAGE DAILY NET ASSETS BETWEEN $500 MILLION AND $1 BILLION, .475 OF 1% OF AVERAGE DAILY NET ASSETS BETWEEN $1 BILLION AND $1.5 BILLION AND .45 OF 1% OF AVERAGE DAILY NET ASSETS IN EXCESS OF $1.5 BILLION. PMF was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended October 31, 1996, the Fund paid management fees to PMF of .53% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

  As of November 30, 1996, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $53.4 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC, THE SUBADVISER OR THE INVESTMENT ADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Fund is Warren E. Spitz, a Managing Director of Prudential Investments, a business group of PIC. Mr. Spitz has responsibility for the day-to-day management of the Fund's portfolio. Mr. Spitz has managed the Fund's portfolio since January 1987 and has been employed by PIC as a portfolio manager since 1987. Mr. Spitz also serves as the portfolio manager of Prudential Series Fund-High Dividend Stock Portfolio.

  Mr. Spitz utilizes a "value" investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies whose stock is selling at a discount from its perceived true worth. Mr. Spitz seeks to invest in companies that in his view have the potential to produce both above-average earnings and dividend growth over the long term. Stocks of these types of companies are sometimes referred to as "high dividend stocks." He seeks to invest in securities at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1997.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended October 31, 1996, the Fund paid distribution expenses of .25%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares of the Fund, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                        HOW THE FUND VALUES ITS SHARES


  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV per share of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                    TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL AND CURRENCY GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes" in the Statement of Additional Information.

  Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Certain gains or losses from fluctuations in foreign currency exchange rates (Section 988 gains and losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) and net currency gains distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. See "Taxes" in the Statement of Additional Information. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.

  Dividends received by corporate shareholders are eligible for a dividends received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign dividends, interest income, capital gain net income, gain or loss from Section 1256 contracts and income from some other sources will not be eligible for the corporate dividends received deduction. See "Taxes" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.

  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, QUARTERLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBU-TIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and dis-tributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ALLOCABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT MAY BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.


                              GENERAL INFORMATION


DESCRIPTION OF SHARES

  THE FUND IS AN OPEN-END INVESTMENT COMPANY WHICH WAS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS ON SEPTEMBER 18, 1986 AS AN UNINCORPORATED BUSINESS TRUST, A FORM OF ORGANIZATION THAT IS COMMONLY KNOWN AS A

MASSACHUSETTS BUSINESS TRUST. THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or services fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON THE VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund beyond the amount of their investment in the Fund. The Declaration of Trust of the Fund provides that shareholders will not be subject to any personal liability for acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund will contain a provision to the effect that shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Equity Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Income Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUC-TURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUM-STANCES (ALTERNATIVE PURCHASE PLAN).

                                           ANNUAL 12b-1 FEES
                                        (AS A % OF AVERAGE DAILY
                  SALES CHARGE                NET ASSETS)              OTHER INFORMATION
         ------------------------------ ------------------------ ------------------------------
CLASS A  Maximum initial sales charge   .30 of 1%                Initial sales charge waived or
         of 5% of the public offering   (Currently being         reduced for certain purchases
         price                          charged at a rate
                                        of .25 of 1%)
CLASS B  Maximum contingent deferred    1%                       Shares convert to Class A
         sales charge or CDSC of 5% of                           shares approximately seven
         the lesser of the amount                                years after purchase
         invested or the redemption
         proceeds; declines to zero
         after six years
CLASS C  Maximum CDSC of 1% of the      1%                       Shares do not convert to
         lesser of the amount invested                           another class
         or the redemption proceeds on
         redemptions made within one
         year of purchase
CLASS Z  None                           None                     Sold to a limited group of
                                                                 investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                                PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
 AMOUNT OF PURCHASE            OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
 ------------------            --------------- --------------- -----------------
Less than $25,000.............      5.00%           5.26%            4.75%
$25,000 to $49,999............      4.50            4.71             4.25
$50,000 to $99,999............      4.00            4.17             3.75
$100,000 to $249,999..........      3.25            3.36             3.00
$250,000 to $499,999..........      2.50            2.56             2.40
$500,000 to $999,999..........      2.00            2.04             1.90
$1,000,000 and above..........      None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in Prudential's PruArray or SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

  PruArray Association Benefit Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association ("Association") that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

  PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.
  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are available for purchase by the following categories of investors:

  (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who are, or have executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (formerly The Prudential Institutional Fund (Dryden Fund)) on or before one or more series of Dryden Fund reorganized or who on that date had investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.
HOW TO SELL YOUR SHARES


  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.
  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.


  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes" in the Statement of Additional Information.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.
  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.
HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-- Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Fund, you can take advantage of the following services and privileges:

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                      [This page intentionally left blank]

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.



    TAXABLE BOND FUNDS
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust Short-Intermediate Term Series Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
  Income Portfolio

 The BlackRock Government Income Trust

    TAX-EXEMPT BOND FUNDS
 Prudential California Municipal Fund  California Series  California Income
 Series
 Prudential Municipal Bond Fund  High Yield Series  Insured Series
  Intermediate Series
 Prudential Municipal Series Fund  Florida Series
  Hawaii Income Series
  Maryland Series  Massachusetts Series
  Michigan Series New Jersey Series New York Series North Carolina Series Ohio Series Pennsylvania Series
 Prudential National Municipals Fund, Inc.

    GLOBAL FUNDS
 Prudential Europe Growth Fund, Inc.

 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.

  Limited Maturity Portfolio

 Prudential Intermediate Global Income Fund, Inc.

 Prudential Natural Resources Fund, Inc.
 Prudential Pacific Growth Fund, Inc.

 Prudential World Fund, Inc.

  Global Series

  International Stock Series

 The Global Government Plus Fund, Inc.

 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.

    EQUITY FUNDS
Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio

Prudential Distressed Securities Fund, Inc.

Prudential Dryden Fund

 Prudential Active Balanced Fund

 Prudential Stock Index Fund

Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund

Prudential Jennison Series Fund, Inc.

 Prudential Jennison Growth Fund

 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.

Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc. Nicholas-Applegate Growth Equity Fund

    MONEY MARKET FUNDS
 .Taxable Money Market Funds
Prudential Government Securities Trust Money Market Series
 U.S. Treasury Money Market Series

Prudential Special Money Market Fund, Inc.
 Money Market Series

Prudential MoneyMart Assets, Inc.
 .Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund California Money Market Series Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
 .Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
 .Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc. Institutional Money Market
 Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell, or a solicita-tion of any offer to buy any of the securities offered hereby in any jurisdic-tion to any person to whom it is unlawful to make such offer in such jurisdic-tion.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................    2
 What Are the Fund's Risk Factors and Special Characteristics?.............    2
FUND EXPENSES..............................................................    4
FINANCIAL HIGHLIGHTS.......................................................    5
HOW THE FUND INVESTS.......................................................    9
 Investment Objective and Policies.........................................    9
 Hedging and Return Enhancement Strategies.................................   11
 Other Investments and Policies............................................   13
 Investment Restrictions...................................................   15
HOW THE FUND IS MANAGED....................................................   15
 Manager...................................................................   15
 Distributor...............................................................   16
 Portfolio Transactions....................................................   18
 Custodian and Transfer and Dividend Disbursing Agent......................   18
HOW THE FUND VALUES ITS SHARES.............................................   19
HOW THE FUND CALCULATES PERFORMANCE........................................   19
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................   20
GENERAL INFORMATION........................................................   21
 Description of Shares.....................................................   21
 Additional Information....................................................   22
SHAREHOLDER GUIDE..........................................................   23
 How to Buy Shares of the Fund.............................................   23
 Alternative Purchase Plan.................................................   24
 How to Sell Your Shares...................................................   27
 Conversion Feature--Class B Shares........................................   30
 How to Exchange Your Shares...............................................   31
 Shareholder Services......................................................   33
THE PRUDENTIAL MUTUAL FUND FAMILY..........................................  A-1

--------------------------------------------------------------------------------
MF131A                                                                   4401367

             Class A:743916-207
 CUSIP Nos.: Class B:743916-108
             Class C:743916-306
             Class Z:743916-405


 PROSPECTUS

DECEMBER 30, 1996

                                                              [LOGO] PRUDENTIAL
                                                                     Investments

                         PRUDENTIAL EQUITY INCOME FUND

                      Statement of Additional Information

                         dated December 30, 1996

  Prudential Equity Income Fund (the Fund) is an open-end, diversified, management investment company. Its investment objective is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. In normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. In selecting these investments, the Fund puts emphasis on earnings, balance sheet and cash flow analysis and the relationships that those factors have to the price and return of a given security. The balance of the Fund's assets may be invested in other common stocks, other securities convertible into common stocks, debt securities and certain derivatives, including options on stocks and stock indices. Common stocks may include securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated December 30, 1996, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                           PAGE    PROSPECTUS
                                                           ----- ---------------
Investment Objective and Policies........................  B-2           9
Investment Restrictions..................................  B-8          15
Trustees and Officers....................................  B-9          15
Manager..................................................  B-12         15
Distributor..............................................   B-14        16
Portfolio Transactions and Brokerage.....................   B-16        18
Purchase and Redemption of Fund Shares...................   B-18        23
Shareholder Investment Account...........................   B-21        33
Net Asset Value..........................................   B-24        19
Taxes....................................................   B-25        20
Performance Information..................................   B-27        19
Organization and Capitalization..........................   B-28        21
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants...................................   B-29        18
Financial Statements.....................................   B-30        --
Independent Auditors' Report.............................   B-43        --
Description of Security Ratings..........................    A-1        --
Appendix I--General Investment Information...............    I-1        --
Appendix II--Historical Performance Data.................   II-1        --
Appendix III--Information Relating to The Prudential.....  III-1        --

-------------------------------------------------------------------------------
131B                                                                    4401375

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES AND OPTIONS THEREON

  Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

  If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

  If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

  The Fund will engage only in transactions in stock index futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures or purchase options thereon if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. The Fund also may not purchase or sell stock index futures or options thereon for risk management purposes or income enhancement if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures or options thereon for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash and other liquid assets, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

  The Fund will use stock index futures and options thereon as described herein in a manner consistent with these requirements.

  The Fund's ability to enter into stock index futures contracts, options thereon and options on stocks and stock indices may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes."

RISKS OF TRANSACTIONS IN STOCK OPTIONS

  An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide, or be compelled at some future date, to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, The Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

RISKS OF OPTIONS ON INDICES

  The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

  Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced, including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

  SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon."

  Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund's portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

  Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

  When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

  SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

SPECIAL RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

  Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract.

  The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes."

  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF INVESTING IN HIGH YIELD SECURITIES

  Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.

  The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

  Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

  When conditions dictate a defensive strategy or during periods of portfolio structuring or restructuring, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. The Fund will invest in foreign banks and foreign branches of U.S. banks only if, after giving effect to such investment, all such investments would constitute less than 10% of the Fund's total assets (taken at current value). Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

REPURCHASE AGREEMENTS

  The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

  Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Trustees of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

  The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

PORTFOLIO TURNOVER

  As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but is not expected to exceed 200%. The portfolio turnover rates for the Fund for the fiscal years ended October 31, 1995 and 1996 were 74% and 36%, respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Portfolio Transactions and Brokerage" and "Taxes."

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Fund may not:

  (1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with stock index futures or options thereon is not considered the purchase of a security on margin.

  (2) Make short sales of securities or maintain a short position, except short sales against-the-box.

  (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, collateral arrangements with respect to stock index futures and options thereon and with respect to the writing of options on securities or on stock indices and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

  (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) more than 25% of the Fund's total assets (determined at the time of investment) would be invested in a single industry. As to utility companies, gas, electric and telephone companies will be considered as separate industries.

  (5) Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

  (6) Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

  (7) Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index futures contracts and options thereon. (For purposes of this restriction, forward foreign currency exchange contracts are not deemed to be a commodity or commodity contract.)

  (8) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  (9) Make investments for the purpose of exercising control or management.

  (10) Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  (11) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

  (12) Make loans, except through repurchase agreements and loans of portfolio securities (limited to 33% of the Fund's total assets).

  (13) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants or more than 2% of its total assets (taken at current value) invested in warrants not listed on the New York or American Stock Exchanges.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             TRUSTEES AND OFFICERS

                          POSITION                            PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE    WITH FUND                          DURING PAST FIVE YEARS
 ---------------------    ---------                          ----------------------
 Edward D. Beach (71)     Trustee           President and Director of BMC Fund, Inc.; formerly, Vice
 c/o Prudential Mutual                       Chairman of Broyhill Furniture Industries, Inc.;
 Fund                                        Certified Public Accountant; Secretary and Treasurer of
 Management LLC                              Broyhill Family Foundation, Inc.; Member of the Board
 Gateway Center Three                        of Trustees of Mars Hill College; President, Treasurer
 Newark, NJ 07102                            and Director of First Financial Fund, Inc. and The High
                                             Yield Plus Fund, Inc.; President and Director of Global
                                             Utility Fund, Inc.
 Delayne Dedrick Gold     Trustee           Marketing and Management Consultant.
 (58)
 c/o Prudential Mutual
 Fund
 Management LLC
 Gateway Center Three
 Newark, NJ 07102
 *Robert F. Gunia (50)    Trustee and       Comptroller, Prudential Investments (since May 1996);
 Gateway Center Three     Vice President     Senior Vice President (since March 1987) of Prudential
 Newark, NJ 07102                            Securities Incorporated (Prudential Securities);
                                             Director (since June 1987), Prudential Mutual Fund
                                             Services, Inc. (PMFS); formerly Chief Administrative
                                             Officer (July 1990-September 1996), Director (January
                                             1989-September 1996), Executive Vice President,
                                             Treasurer and Chief Financial Officer (June 1987-
                                             September 1996) of Prudential Mutual Fund Management,
                                             Inc.; Vice President and Director of The Asia Pacific
                                             Fund, Inc. (since May 1989).
 Donald D. Lennox (77)    Trustee           Chairman (since February 1990) and Director (since April
 c/o Prudential Mutual                       1989) of International Imaging Materials, Inc.; Retired
 Fund                                        Chairman, Chief Executive Officer and Director of
 Management LLC                              Schlegel Corporation (industrial manufacturing) (March
 Gateway Center Three                        1987-February 1989); Director of Gleason Corporation,
 Newark, NJ 07102                            Personal Sound Technologies, Inc. and The High Yield
                                             Income Fund, Inc.

                          POSITION                            PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE    WITH FUND                          DURING PAST FIVE YEARS
 ---------------------    ---------                          ----------------------
 Douglas H. McCorkindale  Trustee           Vice Chairman, Gannett Co. Inc. (publishing and media)
 (57)                                        (since March 1984); Director of Continental Airlines,
 c/o Prudential Mutual                       Inc., Gannett Co., Inc. and Frontier Corporation.
 Fund
 Management LLC
 Gateway Center Three
 Newark, NJ 07102
 *Mendel A. Melzer (35)   Trustee           Chief Investment Officer (since October 1996) of
 751 Broad St.                               Prudential Mutual Funds; formerly Chief Financial
 Newark, NJ 07102                            Officer of Prudential Investments (November 1995-
                                             September 1996), Senior Vice President and Chief
                                             Financial Officer of Prudential Preferred Financial
                                             Services (April 1993-November 1995), Managing Director
                                             of Prudential Investment Advisors (April 1991-April
                                             1993) and Senior Vice President of Prudential Capital
                                             Corporation (July 1989-April 1991); Chairman and
                                             Director of Prudential Series Fund, Inc.
 Thomas T. Mooney (54)    Trustee           President of the Greater Rochester Metro Chamber of
 c/o Prudential Mutual                       Commerce; former Rochester City Manager; Trustee of
 Fund                                        Center for Governmental Research, Inc.; Director of
 Management LLC                              Blue Cross of Rochester, Monroe County Water Authority,
 Gateway Center Three                        Rochester Jobs, Inc., Executive Service Corps of
 Newark, NJ 07102                            Rochester, Monroe County Industrial Development
                                             Corporation, Northeast Midwest Institute, The Business
                                             Council of New York State, First Financial Fund, Inc.
                                             and The High Yield Plus Fund, Inc.
 Stephen P. Munn (54)     Trustee           Chairman (since January 1994), Director and President
 c/o Prudential Mutual                       and Chief Executive Officer (1988-December 1993) of
 Fund                                        Carlisle Companies Incorporated (manufacturer of
 Management LLC                              industrial products).
 Gateway Center Three
 Newark, NJ 07102
 *Richard A. Redeker (52) President and     Employee of Prudential Investments; formerly President,
 c/o Prudential Mutual    Trustee            Chief Executive Officer and Director (since October
 Fund                                        1993-September 1996), Prudential Mutual Fund
 Management LLC                              Management, Inc., Director and Member of Operating
 Gateway Center Three                        Committee (October 1993-September 1996), Prudential
 Newark, NJ 07102                            Securities, Director (October 1993-September 1996) of
                                             Prudential Securities Group, Inc. (PSG), Executive Vice
                                             President, The Prudential Investment Corporation
                                             (January 1994-September 1996), Director (January 1994-
                                             September 1996), Prudential Mutual Fund Distributors,
                                             Inc. (PMFD) and Prudential Mutual Fund Services, Inc.
                                             (PMFS), and Senior Executive Vice President and
                                             Director of Kemper Financial Services, Inc. (September
                                             1978-September 1993); President and Director of The
                                             High Yield Income Fund, Inc.
 Robin B. Smith (57)      Trustee           Chairman and Chief Executive Officer (since August 1996)
 c/o Prudential Mutual                       of Publishers Clearing House; formerly President
 Fund                                        (September 1981-August 1996) of Publishers Clearing
 Management LLC                              House; Director of BellSouth Corporation, The Omnicom
 Gateway Center Three                        Group, Inc., Texaco Inc., Spring Industries Inc., First
 Newark, NJ 07102                            Financial Fund, Inc. and The High Yield Income Fund,
                                             Inc.
 Louis A. Weil, III (55)  Trustee           Publisher and Chief Executive Officer (since January
 c/o Prudential Mutual                       1996) and Director (since September 1991) of Central
 Fund                                        Newspapers Inc.; Chairman of the Board (since January
 Management LLC                              1996), Publisher and Chief Executive Officer (August
 Gateway Center Three                        1991-December 1995) of Phoenix Newspapers, Inc.; prior
 Newark, NJ 07102                            thereto, Publisher of Time Magazine (May 1989-March
                                             1991); formerly President, Publisher and Chief
                                             Executive Officer of The Detroit News (February 1986-
                                             August 1989); formerly member of the Advisory Board,
                                             Chase Manhattan Bank-Westchester.

                        POSITION                           PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE   WITH FUND                          DURING PAST FIVE YEARS
---------------------   ---------                          ----------------------
Clay T. Whitehead (57)  Trustee           President, National Exchange Inc. (new business
c/o Prudential Mutual                      development firm) (since May 1983).
Fund
Management LLC
Gateway Center Three
Newark, NJ 07102
Susan C. Cote (41)      Treasurer and     Managing Director, Prudential Mutual Fund Investment
Gateway Center Three    Principal          Management, and Vice President, The Prudential
Newark, NJ 07102        Financial and      Investment Corporation (since February 1995); Senior
                        Accounting         Vice President (January 1989-January 1995) of
                        Officer            Prudential Mutual Fund Management, Inc.; Senior Vice
                                           President (January 1992-January 1995) of Prudential
                                           Securities.
Stephen M. Ungerman (43)Assistant         Tax Director of Prudential Investments and the Private
Gateway Center Three    Treasurer          Asset Group of The Prudential Insurance Company of
Newark, NJ 07102                           America (Prudential) (since March 1996); First Vice
                                           President of Prudential Mutual Fund Management, Inc.
                                           (February 1993-September 1996); prior thereto, Senior
                                           Tax Manager of Price Waterhouse (1981-January 1993).
S. Jane Rose (50)       Secretary         Senior Vice President (January 1991-September 1996) and
Gateway Center Three                       Senior Counsel (June 1987-September 1996) of Prudential
Newark, NJ 07102                           Mutual Fund Management, Inc.; Senior Vice President and
                                           Senior Counsel (since July 1992) of Prudential
                                           Securities; formerly Vice President and Associate
                                           General Counsel of Prudential Securities.
Marguerite E.H. MorrisonAssistant         Vice President and Associate General Counsel (June 1991-
(40)                    Secretary          September 1996) of Prudential Mutual Fund Management,
Gateway Center Three                       Inc.; Vice President and Associate General Counsel of
Newark, NJ 07102                           Prudential Securities.

---------

* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PMF.

  Trustees and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

  The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.

  Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.

  The Fund pays each of its Trustees who is not an affiliated person of the Manager annual compensation of $7,500, in addition to certain out-of-pocket expenses.

  Trustees may receive their Trustee's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Trustee's fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.

  The following table sets forth the aggregate compensation paid by the Fund to the Trustees who are not affiliated with the Manager for the fiscal year ended October 31, 1996 and the aggregate compensation paid to such Trustees for service on the

Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1995.

                              COMPENSATION TABLE

                                          PENSION OR
                                          RETIREMENT                     TOTAL COMPENSATION
                           AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL FROM FUND AND FUND
                          COMPENSATION AS PART OF FUND   BENEFITS UPON    COMPLEX PAID TO
NAME AND POSITION          FROM FUND       EXPENSES        RETIREMENT         TRUSTEES
-----------------         ------------ ---------------- ---------------- ------------------
Edward D. Beach--Trustee     $7,500          None             N/A         $183,500(22/43)*
Delayne D. Gold--Trustee      --             None             N/A          183,250(24/45)*
Robert F. Gunia--Trust-
 ee+                          --             None             N/A               --
Donald D. Lennox--
 Trustee                     7,500           None             N/A           86,250(10/22)*
Douglas H.
 McCorkindale--Trustee       7,500           None             N/A           63,750(7/10)*
Mendel A. Melzer--Trust-
 ee+                          --             None             N/A               --
Thomas T. Mooney--
 Trustee                     7,500           None             N/A          125,625(14/19)*
Stephen P. Munn--Trustee      --             None             N/A           39,375(6/8)*
Richard A. Redeker--
 Trustee+                     --             None             N/A               --
Robin B. Smith--Trustee       --             None             N/A           91,875(10/19)*
Louis A. Weil, III--
 Trustee                     7,500           None             N/A           93,750(11/16)*
Clay T. Whitehead--
 Trustee                      --             None             N/A           35,500(4/5)*

---------

 * Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.

+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested
  Trustees, do not receive compensation from the Fund or any fund in the Prudential Mutual Fund Family.

  As of December 6, 1996, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of the Fund.

  As of December 6, 1996, each of the following entities owned more than 5% of the outstanding voting securities of each of the classes indicated:

                                                                      SHARES
                                                                 -----------------
Class C shares       Prudential Securities Inc. FA                   29,085 (5.1%)
                     Cuihua Chen
                     1375 Cordelia Avenue
                     San Jose, CA 95129-4215
Class Z shares       Prudential Trust Co.                        2,006,599 (69.3%)
                     FBO PSI Cash Balance Pension Plan
                     Benefits Dept.--33rd Floor
                     One Seaport Plaza
                     New York, NY 10038-3526

  As of December 6, 1996, Prudential Securities was record holder of 12,452,662 Class A shares (or 57.1% of the outstanding Class A shares), 38,986,532 Class B shares (or 65.2% of the outstanding Class B shares), 309,998 Class C shares (or 55.3% of the outstanding Class C shares) and 4,824 Class Z shares (or .16% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                    MANAGER

  The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of November 30, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $53.4 billion. According to the Investment Company Institute, as of September 30, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  PMF is a subsidiary of Prudential Securities and Prudential. PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment

Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

  For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million, .50 of 1% of average daily net assets between $500 million and $1 billion, .475 of 1% of average daily net assets between $1 billion and $1.5 billion and .45 of 1% of average daily net assets in excess of $1.5 billion. Prior to June 1, 1995, the fee was at an annual rate of .60 of 1% of the Fund's average daily net assets up to $500 million and .50 of 1% of the Fund's average daily net assets in excess of $500 million. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

  In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to the contract or interested persons of any such parties as defined in the Investment Company Act, on May 8, 1996 and by shareholders of the Fund on January 14, 1988. On May 3, 1995, the Trustees approved an amendment to the Management Agreement which reduced the fees payable thereunder on assets in excess of $1 billion, effective June 1, 1995.

  For the fiscal year ended October 31, 1996, 1995 and 1994, PMF received management fees of $6,851,420, $6,235,010 and $5,078,246, respectively.

  PMF has entered into the Subadvisory Agreement with PIC (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

  The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 8, 1996, and by shareholders of the Fund on January 14, 1988.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Fund.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 11, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A
Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 9, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 4, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Trustees, including a majority of the Rule 12-1 Trustees, on May 8, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the fiscal year ended October 31, 1996, PMFD and PSI received payments of $775,838 under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell

Class A shares. For the fiscal year ended October 31, 1996, PMFD and PSI also received approximately $528,900 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended October 31, 1996, Prudential Securities received $9,512,198 from the Fund under the Class B Plan and spent approximately $6,289,600 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0.7% ($42,100) was spent on printing and mailing of prospectuses to other than current shareholders; 28.8% ($1,812,900) on compensation to Pruco Securities Corporation (an affiliated broker-dealer) (Prusec) for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 70.5% ($4,434,600) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (41.5% or $2,615,300) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (29.0% or $1,819,300). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1996, Prudential Securities received approximately $2,070,500 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended October 31, 1996, Prudential Securities received $67,297 under the Class C Plan and spent approximately $72,200 in distributing Class C shares. It is estimated that of the latter amount, approximately 2.5% ($1,800) was spent on printing and mailing of prospectuses to other than current shareholders; 20.6% ($14,900) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 76.9% ($55,500) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (53.2% or $38,400) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (23.7% or $17,100). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended October 31, 1996, Prudential Securities received approximately $4,900 in contingent deferred sales charges attributable to Class C shares.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

  Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The restated Distribution Agreement was approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 8, 1996. On November 3, 1995, the Trustees approved the transfer of the Distribution Agreement for Class A shares with PMFD to Prudential Securities.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

  On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

  On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the opinion of the Manager, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

  The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three years ended October 31, 1996.

                                  FISCAL           FISCAL           FISCAL
                                YEAR ENDED       YEAR ENDED       YEAR ENDED
                             OCTOBER 31, 1996 OCTOBER 31, 1995 OCTOBER 31, 1994
                             ---------------- ---------------- ----------------
Total brokerage commissions
 paid by the Fund...........    $1,359,109       $2,431,778       $2,619,977
Total brokerage commissions
 paid to Prudential
 Securities.................    $   55,600       $  183,700       $  177,117
Percentage of total
 brokerage commissions paid
 to Prudential Securities...           4.1%             7.6%             6.8%

  The Fund effected approximately 4.1% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended October 31, 1996. Of the total brokerage commissions paid during that period, $970,010 (or 71.4%) were paid to firms which provide research, statistical or other services to PIC. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares of the Fund are sold at net asset value. Using the Fund's net asset value at October 31, 1996, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share..................  $15.43
Maximum sales charge (5% of offering price).............................     .81
                                                                          ------
Maximum offering price to public........................................  $16.24
                                                                          ======
CLASS B
Net asset value, redemption price and offering price per Class B share*.  $15.39
                                                                          ======
CLASS C
Net asset value, redemption price and offering price per Class C share*.  $15.39
                                                                          ======
CLASS Z
Net asset value, redemption price and offering price per Class Z share..  $15.42
                                                                          ======

----------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;
    (b) the individual's spouse, their children and their parents;
    (c) the individual's and spouse's Individual Retirement Account (IRA);
    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;
    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and
    (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                     REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be      A copy of the Social Security
considered disabled if he or she       Administration award letter or a
is unable to engage in any             letter from a physician on the
substantial gainful activity by        physician's letterhead stating that
reason of any medically                the shareholder (or, in the case of a
determinable physical or mental        trust, the grantor) is permanently
impairment which can be expected       disabled. The letter must also
to result in death or to be of         indicate the date of disability.
long-continued and indefinite
duration.

Distribution from an IRA or 403(b)     A copy of the distribution form from
Custodial Account                      the custodial firm indicating (i) the
                                       date of birth of the shareholder and
                                       (ii) that the shareholder is over age
                                       59 1/2 and is taking a normal
                                       distribution--signed by the
                                       shareholder.

Distribution from Retirement Plan      A letter signed by the plan
                                       administrator/trustee indicating the
                                       reason for the distribution.

Excess Contributions                   A letter from the shareholder (for an
                                       IRA) or the plan administrator/trustee
                                       on company letterhead indicating the
                                       amount of the excess and whether or
                                       not taxes have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

    Prudential California Municipal Fund
     (California Money Market Series)
    Prudential Government Securities Trust
     (Money Market Series)
     (U.S. Treasury Money Market Series)
    Prudential Municipal Series Fund
     (Connecticut Money Market Series)
     (Massachusetts Money Market Series)
     (New Jersey Money Market Series)
     (New York Money Market Series)

    Prudential MoneyMart Assets, Inc.
    Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

       PERIOD OF
       MONTHLY INVESTMENTS:                  $100,000 $150,000 $200,000 $250,000
       --------------------                  -------- -------- -------- --------
       25 Years.............................  $ 110    $ 165    $ 220    $ 275
       20 Years.............................    176      264      352      440
       15 Years.............................    296      444      592      740
       10 Years.............................    555      833    1,110    1,388
       5 Years..............................  1,371    2,057    2,742    3,428

          See "Automatic Savings Accumulation Plan."

---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  /2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to
(i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

        CONTRIBUTIONS                     PERSONAL
        MADE OVER:                        SAVINGS                                        IRA
        -------------                     --------                                     --------
        10 years                          $ 26,165                                     $ 31,291
        15 years                            44,675                                       58,649
        20 years                            68,109                                       98,846
        25 years                            97,780                                      157,909
        30 years                           135,346                                      244,692

---------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Trustees.

  Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Trustees not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

  Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                                     TAXES

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Fund are held.

  Qualification as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derive less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts and options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

  Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, straddle and anti-conversion provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

  "Regulated futures contracts" and certain listed options which are not "equity options" constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gain or loss on the sale, lapse or other termination of options on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" are to be subject to rules which apply certain wash sale and short sale provisions of the Internal Revenue Code. The Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund. The Fund's ability to enter into forward foreign currency exchange contracts, stock index futures contracts, options thereon and options on stocks and stock indices may be affected by the 30% limitation on gains derived from securities held less than three months, discussed above. The Fund's ability to hold foreign currencies or engage in hedging activities may be limited by the 30%-of-income qualification test discussed above.

  Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

  Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Dividends and distributions may also be subject to state and local taxes.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

  The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs (i.e., treat them as sold for fair market value at the end of the year).

  Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


  Average annual total return is computed according to the following formula:

                               P(1 + T) to the nth power = ERV

Where:    P  =  hypothetical initial payment of $1000.
          T  =  average annual total return.
          n  =  number of years.
        ERV  =  ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical
                $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended October 31, 1996 was 10.2%, 12.0% and 11.8%, respectively. The average annual total return for Class B shares for the one year, five year and since inception (January 22, 1987) periods ended October 31, 1996 was 10.1%, 12.1% and 10.3%, respectively. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended October 31, 1996 was 14.1% and 11.4%, respectively. The average annual total return for the Class Z shares for the since inception (March 1, 1996) period ended October 31, 1996 was 4.5%.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV--P
                                    ------
                                       P

Where:    P  =  a hypothetical initial payment of $1000.
        ERV  =  ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical
                $1000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total return for Class A shares for the one year, five year and since inception periods ended on October 31, 1996 was 10.2%, 76.1% and 113.1%, respectively. The aggregate total return for Class B shares for the one year, five year and since inception periods ended on October 31, 1996 was 10.1%, 77.3% and 161.6%, respectively. The aggregate total return for Class C shares for the one year and since inception periods ended October 31, 1996 was 14.1% and 27.5%, respectively. The aggregate total return for the Class Z shares for the since inception (March 1, 1996) period ended October 31, 1996 was 4.5%.

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                      a - b
                         YIELD = 2[(  -----   +1) to the sixth power -1 ]
                                       cd

  Where:  a    =  dividends and interest earned during the period.
          b    =  expenses accrued for the period (net of reimbursements).
                  the average daily number of shares outstanding during the period that were entitled to receive
          c    =  dividends.
          d    =  the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  The Fund's 30-day yields for the 30 days ended October 31, 1996 were 3.04%, 2.45%, 2.45% and 3.45% for the Class A, Class B, Class C and Class Z shares, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/


                                    [CHART]

                     PERFORMANCE COMPARISON OF DIFFERENT
                   TYPES OF INVESTMENTS OVER THE LONG-TERM
                               (1/1926-12/1994)

                            COMMON STOCKS -- 10.2%
                         LONG-TERM GOVT. BONDS -- 4.8%
                               INFLATION -- 3.1%


  /1/ Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                        ORGANIZATION AND CAPITALIZATION

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Fund believes that this risk is not material. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

  Massachusetts counsel for the Fund have advised the Fund that no personal liability with respect to contract obligations will attach to the shareholders under any undertaking containing such provisions when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims when the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Fund.

  The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

  The Fund does not intend to hold annual meetings of shareholders.

  The Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

  The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, initially all of one series. All shares of the Fund issued and outstanding are fully paid and non-assessable by the Fund. Each share of the Fund represents an equal proportionate interest with each other share of the Fund. Shares of the Fund entitle their holders to one vote per share.

  Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Trustees have no intention of authorizing additional series at the present time.

  The Trustees have the power to alter the number and the terms of office of the Trustees and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 1996, the Fund incurred fees of approximately $1,570,000 for the services of PMFS.

  Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of  October 31, 1996
==================================================================

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.8%
COMMON STOCKS--84.3%
------------------------------------------------------------------
Aerospace/Defense--3.9%
      403,800   Northrop Grumman Corp.             $    32,606,850
      443,500   Thiokol Corp.                           18,571,563
                                                   ---------------
                                                        51,178,413
------------------------------------------------------------------
Airlines--2.6%
      408,000   AMR Corp.*                              34,272,000
------------------------------------------------------------------
Apparel--0.8%
      572,700   Kellwood Co.                            10,308,600
       40,800   Oxford Industries, Inc.                    744,600
                                                   ---------------
                                                        11,053,200
------------------------------------------------------------------
Automobiles & Trucks--4.1%
    1,493,558   Chrysler Corp.                          50,220,888
      150,000   Ford Motor Co.                           4,687,500
                                                   ---------------
                                                        54,908,388
------------------------------------------------------------------
Chemicals--2.9%
      448,600   Dow Chemical Co.                        34,878,650
      156,628   Millennium Chemicals Inc.*               3,171,717
                                                   ---------------
                                                        38,050,367
------------------------------------------------------------------
Computer Hardware--9.1%
    1,000,000   Amdahl Corp.*                           10,250,000
      354,500   Digital Equipment Corp.*                10,457,750
      719,800   Intergraph Corp.*                        6,748,125
      521,100   International Business Machines
                  Corp.                                 67,221,900
      528,000   Texas Instruments Inc.                  25,410,000
                                                   ---------------
                                                       120,087,775

 PRUDENTIAL EQUITY INCOME FUND

==================================================================

Shares          Description                         Value (Note 1)
------------------------------------------------------------------


------------------------------------------------------------------
Computer Related Equipment--1.7%
      561,000   Micron Technology Inc.             $    14,235,375
      400,000   National Semiconductor Corp.*            7,700,000
                                                   ---------------
                                                        21,935,375
------------------------------------------------------------------
Electrical Equipment--4.5%
      301,000   Esterline Technologies Corp.*            7,035,875
      455,800   IMO Industries Inc.*                     2,051,100
      700,000   Kuhlman Corp.                           11,287,500
      355,300   Newport Corp.                            2,931,225
      210,200   Pacific Scientific Co.                   2,285,925
    1,970,200   Westinghouse Electric Corp.             33,739,675
                                                   ---------------
                                                        59,331,300
------------------------------------------------------------------
Energy Systems--2.4%
    1,782,300   McDermott International, Inc.           31,635,825
------------------------------------------------------------------
Financial Services--9.9%
      913,883   Bear Stearns Cos., Inc.                 21,590,486
      217,200   Edwards (A.G.), Inc.                     6,488,850
    2,032,000   Lehman Brothers Holdings, Inc.          51,054,000
      943,900   Paine Webber Group, Inc.                22,181,650
      660,000   Salomon, Inc.                           29,782,500
                                                   ---------------
                                                       131,097,486
------------------------------------------------------------------
Forest & Paper--0.5%
       72,600   Fletcher Challenge Forest Ltd.,
                  ADR
                  (New Zealand)                          1,206,975
       71,600   Louisiana-Pacific Corp.                  1,494,650
       81,900   Potlatch Corp.                           3,501,225
                                                   ---------------
                                                         6,202,850

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1996
==================================================================


Shares          Description                         Value (Note 1)
------------------------------------------------------------------
Gas Distribution--0.7%
      224,950   KN Energy, Inc.                    $     8,407,506
       51,450   Yankee Energy System, Inc.               1,170,488
                                                   ---------------
                                                         9,577,994
------------------------------------------------------------------
Gas Pipelines--2.4%
      318,200   PanEnergy Corp.                         12,250,700
      280,100   Sonat, Inc.                             13,794,925
      360,800   TransCanada Pipelines, Ltd.              6,088,500
                                                   ---------------
                                                        32,134,125
------------------------------------------------------------------
Insurance--5.5%
      933,400   Alexander & Alexander Services,
                  Inc.                                  14,234,350
      293,100   Marsh & McLennan Cos., Inc.             30,519,037
      328,400   Ohio Casualty Corp.                     10,673,000
      306,400   SAFECO Corp.                            11,566,600
      178,400   Selective Insurance Group Inc.           6,110,200
                                                   ---------------
                                                        73,103,187
------------------------------------------------------------------
Integrated Producers--3.6%
    1,200,000   Elf Aquitaine, ADR (France)             48,150,000
------------------------------------------------------------------
Media--1.1%
      220,000   Dun & Bradstreet Corp.                  12,732,500
       40,700   Harland (John H.) Co.                    1,266,788
                                                   ---------------
                                                        13,999,288
------------------------------------------------------------------
Mining--0.4%
      194,678   Coeur D'Alene Mines Corp.                2,847,166
      298,499   Echo Bay Mines, Ltd.                     2,332,023
                                                   ---------------
                                                         5,179,189
------------------------------------------------------------------
Miscellaneous Industrial--1.2%
    2,192,800   Hanson Plc., ADR (United
                  Kingdom)                              13,979,100
       26,400   Tenneco, Inc.                            1,306,800
                                                   ---------------
                                                        15,285,900
------------------------------------------------------------------
Paper & Packaging--1.6%
      922,000   Gibson Greetings Inc.*                  14,406,250
      435,300   Stone Container Corp.                    6,638,325
                                                   ---------------
                                                        21,044,575


PRUDENTIAL EQUITY INCOME FUND
==================================================================

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
Realty Investment Trust--17.9%
      271,000   AMLI Residential Properties
                  Trust                            $     5,962,000
      315,000   Avalon Properties, Inc.                  7,284,375
      231,200   Beacon Properties Corp.                  6,791,500
      300,000   Bradley Real Estate, Inc.                4,987,500
       30,200   CarrAmerica Realty Corp.                   758,775
       68,100   Charles E. Smith Residential
                  Realty, Inc.                           1,659,938
      808,900   Crescent Real Estate Equities,
                  Inc.                                  33,771,575
      815,400   Crown American Realty Trust              6,319,350
    1,400,100   Equity Residential Property
                  Trust                                 51,453,675
      567,700   Gables Residential Trust                13,766,725
      585,000   Glimcher Realty Trust                   11,261,250
      500,000   Haagen (Alexander) Properties
                  Inc.                                   7,375,000
      392,000   Irvine Apartment Communities,
                  Inc.                                   9,016,000
      353,500   JDN Realty Corp.                         8,837,500
       96,000   JP Realty, Inc.                          2,184,000
       62,550   Kimco Realty Corp.                       1,806,131
      230,000   Malan Realty Investors, Inc.             3,248,750
      692,100   Manufactured Home Communities,
                  Inc.                                  13,495,950
      218,100   Patriot American Hospitality,
                  Inc.                                   7,660,762
       62,600   Pennsylvania Real Estate
                  Investment Trust                       1,400,675
      586,093   Security Capital Pacific Trust          13,187,092
      285,700   Simon DeBartolo Group Inc.               7,535,338
      300,000   Sunstone Hotel Investors Inc.            3,225,000
      286,300   Vornado Realty Trust                    12,310,900
        5,000   Walden Residential Properties,
                  Inc.                                     116,875
       61,200   Weingarten Realty Investors,
                  Inc.                                   2,348,550
                                                   ---------------
                                                       237,765,186
------------------------------------------------------------------
Retail--2.4%
      352,000   K-Mart Corp.                             3,432,000
      538,400   Penney (J.C.) Co., Inc.                 28,266,000
                                                   ---------------
                                                        31,698,000
------------------------------------------------------------------
Steel--2.3%
    1,106,200   USX-US Steel Group, Inc.                30,143,950

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1996
==================================================================

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
Telecommunication Services--0.6%
      247,700   Telefonos de Mexico, S.A. de
                  C.V., ADR (Mexico)               $     7,554,850
------------------------------------------------------------------
Tobacco--1.0%
      548,200   Imperial Tobacco Group Plc.,
                  ADR*
                  (United Kingdom)                       6,424,219
      244,100   RJR Nabisco Holdings Corp.               7,048,387
                                                   ---------------
                                                        13,472,606
------------------------------------------------------------------
Trucking & Shipping--0.8%
      287,950   Alexander & Baldwin Inc.                 7,090,769
      315,000   Yellow Corp.*                            4,114,687
                                                   ---------------
                                                        11,205,456
------------------------------------------------------------------
Wood Processing--0.4%
      150,000   Rayonier Inc.                            5,943,750
                                                   ---------------
                Total common stocks
                  (cost $978,575,420)                1,116,011,035
                                                   ---------------
PREFERRED STOCKS--9.0%
------------------------------------------------------------------
Aluminum--0.9%
      371,800   Kaiser Aluminum Corp., Conv.
                  $8.25                                  4,089,800
      170,300   Reynolds Metals Co., Conv. $3.31         8,323,412
                                                   ---------------
                                                        12,413,212
------------------------------------------------------------------
Electrical Equipment--2.1%
    1,743,000   Westinghouse Electric Corp.,
                  Conv. $1.30                           27,888,000
------------------------------------------------------------------
Energy Systems--0.3%
       88,000   McDermott International, Inc.,
                  Conv. $5.75, Ser. C                    3,454,000
------------------------------------------------------------------
Insurance--0.4%
      102,200   Alexander & Alexander Services,
                  Inc.,
                  Conv. $3.63, Ser. A                    4,650,100


PRUDENTIAL EQUITY INCOME FUND
==================================================================

Shares          Description                         Value (Note 1)
------------------------------------------------------------------
       12,700   USF&G Corp., Conv. $4.10, Ser. A   $       635,000
                                                   ---------------
                                                         5,285,100
------------------------------------------------------------------
Integrated Producers--0.9%
      107,800   Noble Drilling Corp., Conv.
                  $1.50                                  5,039,650
       48,099   Unocal Corp., Conv. 6.25%                2,585,321
      118,900   USX Marathon Group, Conv. 6.50%          5,008,663
                                                   ---------------
                                                        12,633,634
------------------------------------------------------------------
Mining--0.2%
       60,000   Hecla Mining Co., Conv. 7.00%,
                  Ser. B                                 2,790,000
------------------------------------------------------------------
Oil & Gas Exploration/Production--0.3%
       74,800   Parker & Parsley Petroleum Co.,
                  Conv. 6.25%                            4,263,600
------------------------------------------------------------------
Realty Investment Trust--0.1%
       54,600   Security Capital Pacific Trust,
                  Conv. $1.75, Ser. A                    1,467,375
------------------------------------------------------------------
Retail--0.9%
      251,700   K-Mart Financing I,
                  Trust Conv. 7.75%                     11,955,750
------------------------------------------------------------------
Steel--0.7%
      250,800   Bethlehem Steel Corp., Conv.
                  $3.50                                  9,279,600
------------------------------------------------------------------
Textiles--0.3%
       90,200   Fieldcrest Cannon, Inc., Conv.
                  $3.00, Ser. A                          3,427,600
------------------------------------------------------------------
Tobacco--1.9%
    4,400,000   RJR Nabisco Holdings Inc.,
                  Conv. $0.60, PERCS                    24,750,000
                                                   ---------------
                Total preferred stocks
                  (cost $127,746,692)                  119,607,871
                                                   ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of October 31, 1996
=====================================================================

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                  Value (Note 1)

---------------------------------------------------------------------
CONVERTIBLE BONDS--2.3%
---------------------------------------------------------------------
Integrated Oil--0.4%
B2            $    2,695   Cross Timbers Oil Co.,
                            Deb.,
                            5.25%, 11/1/03           $     2,944,287
B1                 1,871   Oryx Energy Co., Sub.
                            Deb.,
                            7.50%, 5/15/14                 1,768,095
                                                     ---------------
                                                           4,712,382
---------------------------------------------------------------------
Integrated Producers--0.9%
NR                10,451   Noble Affiliates, Inc.,
                            Sub. Notes,
                            4.25%, 11/1/03                12,527,823
---------------------------------------------------------------------
Realty Investment Trust--0.4%
                           Haagen (Alexander)
                            Properties Inc.,
                            Sub. Deb.,
NR                 1,200   7.50%, 1/15/01                  1,104,000
                           Sub. Deb., Ser. A,
B3                   700   7.50%, 1/15/01                    644,000
B3                 3,800   Malan Realty Investors,
                            Inc.,
                            Sub. Deb.,
                            9.50%, 7/15/04                 3,515,000
                                                     ---------------
                                                           5,263,000
---------------------------------------------------------------------
Retail--0.6%
B2                 8,000   Charming Shoppes Inc.
                            7.50%, 7/15/06                 7,641,680
---------------------------------------------------------------------
Steel
BB-D                 620   USX Corp., Sub. Deb.,
                            7.00%, 6/15/17                   601,400
                                                     ---------------
                           Total convertible bonds
                            (cost $28,513,118)            30,746,285
                                                     ---------------


PRUDENTIAL EQUITY INCOME FUND
=====================================================================

Moody's      Principal
Rating       Amount
(Unaudited)  (000)        Description                  Value (Note 1)
---------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.9%
NR            NZ$ 15,580   New Zealand Gov't.
                            Bonds,
                            8.00%, 4/15/04
                            (cost $10,819,084)       $    11,456,835
---------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--2.3%
Aaa               30,000   United States Treasury
                            Bonds,
                            6.75%, 8/15/26
                            (cost $29,009,559)            30,356,100
                                                     ---------------
                           Total long-term
                            investments
                            (cost $1,174,663,873;
                            Note 4)                    1,308,178,126
                                                     ---------------
SHORT-TERM INVESTMENTS--0.9%
---------------------------------------------------------------------
REPURCHASE AGREEMENT--0.9%
              $   11,928   Joint Repurchase
                            Agreement Account,
                            5.55%, 11/1/96
                            (cost $11,928,000;
                            Note 5)                       11,928,000
---------------------------------------------------------------------
Total Investments--99.7%
                           (cost $1,186,591,873)       1,320,106,126
                           Other assets in excess
                            of
                            liabilities--0.3%              4,578,917
                                                     ---------------
                           Net Assets--100%          $ 1,324,685,043
                                                     ---------------
                                                     ---------------

---------------
* Non-income producing security.
D Rated by Standard & Poor's
ADR--American Depository Receipt.
PERCS--Preferred Equity Redemption Cumulative Stock.
NR--Not rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities                PRUDENTIAL EQUITY INCOME FUND

================================================================================

Assets                                                                                                          October 31, 1996
                                                                                                                ----------------
Investments, at value (cost $1,186,591,873).................................................................      $1,320,106,126
Foreign currency, at value (cost $432,838)..................................................................             440,580
Cash........................................................................................................             193,406
Dividends and interest receivable...........................................................................           4,750,513
Receivable for Fund shares sold.............................................................................           3,131,073
Deferred expenses...........................................................................................              32,839
                                                                                                                  --------------
   Total assets.............................................................................................       1,328,654,537
                                                                                                                  --------------
Liabilities
Payable for Fund shares reacquired..........................................................................           2,161,916
Distribution fee payable....................................................................................             877,450
Management fee payable......................................................................................             602,276
Accrued expenses............................................................................................             313,597
Foreign withholding tax payable.............................................................................              14,255
                                                                                                                  --------------
   Total liabilities........................................................................................           3,969,494
                                                                                                                  --------------
Net Assets..................................................................................................      $1,324,685,043
                                                                                                                  ==============
Net assets were comprised of:
   Shares of beneficial interest, at par....................................................................      $      860,044
   Paid-in capital in excess of par.........................................................................       1,126,605,733
                                                                                                                  --------------
                                                                                                                   1,127,465,777
   Undistributed net investment income......................................................................           3,375,392
   Accumulated net realized gains...........................................................................          60,320,527
   Net unrealized appreciation on investments and foreign currencies........................................         133,523,347
                                                                                                                  --------------
Net assets, October 31, 1996................................................................................      $1,324,685,043
                                                                                                                  ==============
Class A:
   Net asset value and redemption price per share
      ($341,717,532 / 22,146,706 shares of beneficial interest issued and outstanding)......................              $15.43
   Maximum sales charge (5% of offering price)..............................................................                 .81
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $16.24
                                                                                                                  ==============
Class B:
   Net asset value, offering price and redemption price per share
      ($929,948,408 / 60,419,284 shares of beneficial interest issued and outstanding)......................              $15.39
                                                                                                                  ==============

Class C:
   Net asset value, offering price and redemption price per share
      ($8,510,542 / 552,935 shares of beneficial interest issued and outstanding)...........................              $15.39
                                                                                                                  ==============

Class Z:
   Net asset value, offering price and redemption price per share
      ($44,508,561 / 2,885,504 shares of beneficial interest issued and outstanding)........................              $15.42
                                                                                                                  ==============

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL EQUITY INCOME FUND
Statement of Operations
============================================================

                                                  Year Ended
Net Investment Income                       October 31, 1996
                                            ----------------
Income
   Dividends (net of foreign withholding
      taxes of $578,989)...................     $ 48,540,986
   Interest................................        5,852,484
                                                ------------
      Total income.........................       54,393,470
                                                ------------
Expenses
   Distribution fee--Class A...............          775,838
   Distribution fee--Class B...............        9,512,198
   Distribution fee--Class C...............           67,297
   Management fee..........................        6,851,420
   Transfer agent's fees and expenses......        1,807,000
   Reports to shareholders.................          260,000
   Registration fees.......................          152,000
   Custodian's fees and expenses...........          125,000
   Audit fee and expenses..................           39,000
   Trustees' fees and expenses.............           38,000
   Insurance...............................           31,500
   Legal fees and expenses.................           25,000
   Miscellaneous...........................            9,492
                                                ------------
      Total expenses.......................       19,693,745
                                                ------------
Net investment income......................       34,699,725
                                                ------------
Realized and Unrealized
Gain on Investments
Net realized gain on:
   Investment transactions.................       61,032,399
   Foreign currency transactions...........            3,313
                                                ------------
                                                  61,035,712
                                                ------------
Net change in unrealized appreciation of:
   Investments.............................       84,674,179
   Foreign currencies......................           12,437
                                                ------------
                                                  84,686,616
                                                ------------
Net gain on investments and foreign
   currency transactions...................      145,722,328
                                                ------------
Net Increase in Net Assets
Resulting from Operations..................     $180,422,053
                                                ============

PRUDENTIAL EQUITY INCOME FUND
Statement of Changes in Net Assets
============================================================

Increase (Decrease)                   Year Ended October 31,
                                      ---------------------------
in Net Assets                            1996              1995
                                      ---------       -----------
Operations
   Net investment income.......  $   34,699,725    $   32,331,538
   Net realized gain on
      investments..............      61,035,712        57,394,480
   Net change in unrealized
      appreciation/depreciation
      of investments and
      foreign currencies.......      84,686,616        24,749,771
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     180,422,053       114,475,789
                                 --------------    --------------
Net equalization debits........              --           (34,109)
                                 --------------    --------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................     (10,168,241)       (8,544,147)
      Class B..................     (23,129,087)      (28,652,286)
      Class C..................        (166,270)          (88,434)
      Class Z..................        (610,849)               --
                                 --------------    --------------
                                    (34,074,447)      (37,284,867)
                                 --------------    --------------
   Distributions from net
      realized gains
      Class A..................     (13,884,497)       (5,627,572)
      Class B..................     (43,458,487)      (35,965,908)
      Class C..................        (241,179)          (68,654)
                                 --------------    --------------
                                    (57,584,163)      (41,662,134)
                                 --------------    --------------
Fund share transactions (net of
   share conversion) (Note 6)
   Proceeds from shares sold...     396,300,467       314,835,425
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      83,809,013        71,744,648
   Cost of shares reacquired...    (432,557,290)     (340,684,429)
                                 --------------    --------------
   Net increase in net assets
      from Fund share
      transactions.............      47,552,190        45,895,644
                                 --------------    --------------
Total increase.................     136,315,633        81,390,323
Net Assets
Beginning of year..............   1,188,369,410     1,106,979,087
                                 --------------    --------------
End of year....................  $1,324,685,043    $1,188,369,410
                                 ==============    ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
================================================================================

Prudential Equity Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is both current income and capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor's 500 Stock Index or the NYSE Composite Index. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.
--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Other securities are valued at the mean between the most recently quoted bid and asked prices. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Trustees.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains/losses on investment transactions.

Net realized losses on foreign currency transactions represents net foreign exchange gains and losses from sales and maturities of short-term securities and forward currency contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
================================================================================

Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.

Dividends and Distributions: The Fund expects to pay dividends out of net investment income quarterly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Equalization: Effective November 1, 1995, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $6,100,050 of undistributed net investment income at October 31, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gains on investments by $3,313 relating to net realized foreign currency gains. Net investment income, net realized gains and net assets were not affected by these changes.
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly at an annual rate of .60% of 1% of the Fund's average daily net assets up to $500 million,
 .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund effective January 2, 1996 and is serving the Fund under the same terms and conditions as under the arrangement with PMFD and continues as the distributor of the Class B and Class C shares of the Fund. PSI also seves as the distributor of Class Z shares. The Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the fiscal year ended October 31, 1996.

PMFD and PSI have advised the Fund that they have received approximately $528,900 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended October 31, 1996. From these fees, PMFD and PSI paid such sales charges to dealers, which in turn paid commissions to salespersons.

PSI has advised the Fund that for the fiscal year ended October 31, 1996, it received approximately $2,070,500 and $4,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL EQUITY INCOME FUND
================================================================================

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended October 31, 1996, the Fund incurred fees of approximately $1,570,000 for the services of PMFS. As of October 31, 1996, approximately $131,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

For the fiscal year ended October 31, 1996, PSI earned approximately $55,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 1996 were $473,157,998 and $450,763,115, respectively.

The federal income tax basis of the Fund's investments at October 31, 1996 was $1,187,385,715 and, accordingly, net unrealized appreciation for federal income tax purposes was $132,720,411 (gross unrealized appreciation--$212,868,508; gross unrealized depreciation--$80,148,097).
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At October 31, 1996, the Fund had a 1.4% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $11,928,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor was as follows:

Bear, Stearns & Co., 5.53%, in the principal amount of $277,000,000, repurchase price $277,042,550, due 11/1/96. The value of the collateral including accrued interest was $282,667,606.

CS First Boston Corp., 5.56%, in the principal amount of $100,000,000, repurchase price $100,015,444, due 11/1/96. The value of the collateral including accrued interest was $102,000,453.

Deutsche Bank Securities Corp., 5.55%, in the principal amount of $175,000,000, repurchase price $175,026,979, due 11/1/96. The value of the collateral including accrued interest was $178,500,400.

Morgan Stanley & Co., Inc., 5.65%, in the principal amount of $26,585,000, repurchase price $26,589,172, due 11/1/96. The value of the collateral including accrued interest was $27,128,601.

Smith Barney, Inc., 5.55%, in the principal amount of $277,000,000, repurchase price $277,042,704, due 11/1/96. The value of the collateral including accrued interest was $282,541,278.
--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Special exchange privileges are also available for shareholders who qualify to purchase Class A shares at net asset value or Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A                               Shares          Amount
-------                             -----------    -------------
Year ended October 31, 1996:
Shares sold......................    12,763,330    $ 192,448,233
Shares issued in reinvestment of
  dividends and distributions....     1,507,878       22,207,619
Shares reacquired................   (14,423,817)    (217,449,877)
                                    -----------    -------------
Net decrease in shares
  outstanding before
  conversion.....................      (152,609)      (2,794,025)
Shares issued upon conversion
  and/or exchange from Class B...     3,062,717       46,622,970
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,910,108    $  43,828,945
                                    ===========    =============

--------------------------------------------------------------------------------

Notes to Financial Statements      PRUDENTIAL EQUITY INCOME FUND
================================================================

Class A                               Shares          Amount
-------                             -----------    -------------
Year ended October 31, 1995:
Shares sold......................     9,069,984    $ 126,481,791
Shares issued in reinvestment of
  dividends and distributions....       988,308       13,123,973
Shares reacquired................    (9,432,145)    (132,413,659)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       626,147        7,192,105
Shares issued upon conversion
  and/or exchange from Class B
  and Class C....................     7,880,523      103,261,849
                                    -----------    -------------
Net increase in shares
  outstanding....................     8,506,670    $ 110,453,954
                                    ===========    =============


Class B
-------
Year ended October 31, 1996:
Shares sold......................     9,998,793    $ 149,942,657
Shares issued in reinvestment of
  dividends and distributions....     4,135,093       60,601,069
Shares reacquired................   (13,775,123)    (206,554,247)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       358,763        3,989,479
Shares reacquired upon conversion
  and/or exchange into Class A...    (3,073,755)     (46,622,970)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (2,714,992)   $ (42,633,491)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1995:
Shares sold......................    13,508,457    $ 185,025,545
Shares issued in reinvestment of
  dividends and distributions....     4,535,064       58,469,219
Shares reacquired................   (15,235,600)    (207,693,768)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................     2,807,921       35,800,996
Shares reacquired upon conversion
  and/or exchange into Class A...    (7,898,828)    (103,261,498)
                                    -----------    -------------
Net decrease in shares
  outstanding....................    (5,090,907)   $ (67,460,502)
                                    ===========    =============

Class C                               Shares          Amount
-------                             -----------    -------------
Year ended October 31, 1996:
Shares sold......................       325,017    $   4,877,161
Shares issued in reinvestment of
  dividends and distributions....        26,486          389,591
Shares reacquired................      (117,902)      (1,769,009)
                                    -----------    -------------
Net increase in shares
  outstanding....................       233,601    $   3,497,743
                                    ===========    =============

Year ended October 31, 1995:
Shares sold......................       238,881    $   3,328,089
Shares issued in reinvestment of
  dividends and distributions....        11,418          151,456
Shares reacquired................       (40,015)        (577,002)
                                    -----------    -------------
Net increase in shares
  outstanding before
  conversion.....................       210,284        2,902,543
Shares reacquired upon exchange
  into Class A...................           (27)            (351)
                                    -----------    -------------
Net increase in shares
  outstanding....................       210,257    $   2,902,192
                                    ===========    =============


Class Z
-------
March 1, 1996* through
  October 31, 1996:
Shares sold......................     3,294,056    $  49,032,416
Shares issued in reinvestment of
  dividends and distributions....        39,927          610,734
Shares reacquired................      (448,479)      (6,784,157)
                                    -----------    -------------
Net increase in shares
  outstanding....................     2,885,504    $  42,858,993
                                    ===========    =============

---------------
* Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Dividends

On December 5, 1996 the Board of Trustees of the Fund declared the following dividends per share, payable on December 13, 1996 to shareholders of record on December 10, 1996.
                                      Class      Class B    Class
                                        A         and C       Z
                                    ---------   ---------   ------
Ordinary Income...................   $ .1250     $ .0955    $.1350
Short-Term Capital Gains..........   $ .2600     $ .2600    $.2600
Long-Term Capital Gains...........   $ .4500     $ .4500    $.4500
--------------------------------------------------------------------------------

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
================================================================================

                                                                             Class A
                                                  -------------------------------------------------------------
                                                                     Year Ended October 31,
                                                  -------------------------------------------------------------
                                                     1996          1995         1994         1993        1992
                                                  ----------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............     $  14.40      $  14.03     $  14.38     $  12.16     $ 12.04
                                                  ----------     --------     --------     --------     -------
Income from investment operations
Net investment income.........................          .47           .48          .41          .47         .47
Net realized and unrealized gain on investment
   transactions...............................         1.75           .95          .06         2.65         .60
                                                  ----------     --------     --------     --------     -------
   Total from investment operations...........         2.22          1.43          .47         3.12        1.07
                                                  ----------     --------     --------     --------     -------
Less distributions
Dividends from net investment income..........         (.49)         (.54)        (.29)        (.46)       (.47)
Distributions from net realized gains.........         (.70)         (.52)        (.53)        (.44)       (.48)
                                                  ----------     --------     --------     --------     -------
   Total distributions........................        (1.19)        (1.06)        (.82)        (.90)       (.95)
                                                  ----------     --------     --------     --------     -------
Net asset value, end of year..................     $  15.43      $  14.40     $  14.03     $  14.38     $ 12.16
                                                  ==========     ========     ========     ========     =======

TOTAL RETURN(a):..............................        15.97%        11.15%        3.48%       26.93%       9.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................     $341,717      $276,990     $150,502     $104,017     $51,165
Average net assets (000)......................     $310,335      $236,688     $131,398     $ 70,895     $21,931
Ratios to average net assets:
   Expenses, including distribution fees......          .98%         1.03%        1.09%        1.07%       1.22%
   Expenses, excluding distribution fees......          .73%          .78%         .85%         .87%       1.02%
   Net investment income......................         3.26%         3.36%        2.97%        3.44%       3.22%
For Class A, B, C and Z shares:
Portfolio turnover............................           36%           74%          70%          57%         43%
Average commission rate paid per share........     $  .0563           N/A          N/A          N/A         N/A


---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
================================================================================

                                                                             Class B
                                                  --------------------------------------------------------------
                                                                      Year Ended October 31,
                                                  --------------------------------------------------------------
                                                     1996          1995         1994         1993         1992
                                                  ----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............     $  14.36      $  14.00     $  14.35     $  12.14     $  12.03
                                                  ----------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................          .39           .37          .31          .37          .37
Net realized and unrealized gain on investment
   transactions...............................         1.71           .95          .06         2.64          .59
                                                  ----------     --------     --------     --------     --------
   Total from investment operations...........         2.10          1.32          .37         3.01          .96
                                                  ----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.37)         (.44)        (.19)        (.36)        (.37)
Distributions from net realized gains.........         (.70)         (.52)        (.53)        (.44)        (.48)
                                                  ----------     --------     --------     --------     --------
   Total distributions........................        (1.07)         (.96)        (.72)        (.80)        (.85)
                                                  ----------     --------     --------     --------     --------
Net asset value, end of year..................     $  15.39      $  14.36     $  14.00     $  14.35     $  12.14
                                                  ----------     --------     --------     --------     --------
                                                  ----------     --------     --------     --------     --------
TOTAL RETURN(a):..............................        15.12%        10.29%        2.73%       25.93%        8.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................     $929,948      $906,793     $954,951     $527,868     $190,846
Average net assets (000)......................     $951,220      $911,856     $784,063     $304,898     $169,524
Ratios to average net assets:
   Expenses, including distribution fees......         1.73%         1.78%        1.85%        1.87%        2.02%
   Expenses, excluding distribution fees......          .73%          .78%         .85%         .87%        1.02%
   Net investment income......................         2.51%         2.66%        2.21%        2.58%        3.05%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL EQUITY INCOME FUND
================================================================================

                                                                   Class C                         Class Z
                                                  ------------------------------------------     -----------
                                                                                  August 1,       March 1,
                                                                                   1994(c)         1996(d)
                                                    Year Ended October 31,         Through         Through
                                                  --------------------------     October 31,     October 31,
                                                     1996           1995            1994            1996
                                                  ----------     -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $14.36         $ 14.00         $ 13.99         $ 15.13
                                                     -----           -----           -----       -----------
Income from investment operations
Net investment income.........................         .38             .40             .08             .38
Net realized and unrealized gain (loss) on
   investment transactions....................        1.72             .92            (.02)            .30
                                                     -----           -----           -----       -----------
   Total from investment operations...........        2.10            1.32             .06             .68
                                                     -----           -----           -----       -----------
Less distributions
Dividends from net investment income..........        (.37)           (.44)           (.05)           (.39)
Distributions from net realized gains.........        (.70)           (.52)             --              --
                                                     -----           -----           -----       -----------
   Total distributions........................       (1.07)           (.96)           (.05)           (.39)
                                                     -----           -----           -----       -----------
Net asset value, end of period................      $15.39         $ 14.36         $ 14.00         $ 15.42
                                                     -----           -----           -----       -----------
                                                     -----           -----           -----       -----------

TOTAL RETURN(a):..............................       15.12%          10.29%           0.45%           4.55%
RATIOS/SUPPLEMENTAL DATA:(e)
Net assets, end of period (000)...............      $8,511         $ 4,586         $ 1,527         $44,509
Average net assets (000)......................      $6,730         $ 3,132         $   762         $24,641
Ratios to average net assets:
   Expenses, including distribution fees......        1.73%           1.78%           2.05%(b)         .73%(b)
   Expenses, excluding distribution fees......         .73%            .78%           1.05%(b)         .73%(b)
   Net investment income......................        2.51%           2.57%           2.42%(b)        3.51%(b)

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Annualized.
 (c) Commencement of offering of Class C shares.
 (d) Commencement of offering of Class Z shares.
 (e) Because of the event referred to in (d) and the timing of such, the ratios of Class Z are not necessarily comparable to that of Class A, B and C shares and are not necessarily indicative of future ratios.

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Independent Auditors' Report                       PRUDENTIAL EQUITY INCOME FUND
================================================================================

The Shareholders and Board of Trustees
Prudential Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Equity Income Fund as of October 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Equity Income Fund as of October 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 5, 1996

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obliqations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC AND CC: Debt rated BB, B, CCC and CC is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DUFF & PHELPS CREDIT RATING CO.

LONG-TERM DEBT AND PREFERRED STOCK RATINGS

  AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: High credit quality. Protection factors are strong. Risk is modest but may vary sightly from time to time because of economic conditions.

  A: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

  BBB: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  BB: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

  B: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

  Duff & Phelps refines each generic rating classification from AA through B with a "+" or a "-".

  CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

SHORT-TERM DEBT RATINGS

  DUFF 1 +: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

  DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

  DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

  DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                 APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  The following chart shows the long-term performance of various asset classes and the rate of inflation.

          Value of $1,000.00 Invested on 1/1/26 through 6/30/96

       EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  SMALL-SIZED        MID-SIZED        LARGE SIZE                     TREASURY
                    STOCKS            STOCKS            STOCKS     LONG-TERM BONDS     BILLS    INFLATION
                  -----------        ----------       ----------   ---------------   --------   ---------
                       Index            Index             Index            Index         Index      Value
Dec-25             $1,000.00        $1,000.00         $1,000.00        $1,000.00     $1,000.00  $1,000.00
Jan-26             $1,069.86        $1,004.11         $1,000.00        $1,013.76     $1,003.38  $1,000.00
Feb-26             $1,001.49          $951.38           $961.54        $1,020.16     $1,006.07    $996.28
Mar-26               $894.01          $868.88           $906.28        $1,024.37     $1,009.09    $990.69
Apr-26               $910.02          $901.74           $929.21        $1,032.14     $1,012.54  $1,000.00
May-26               $904.00          $911.61           $945.86        $1,033.60     $1,012.67    $994.41
Jun-26               $938.16          $958.70           $989.11        $1,037.54     $1,016.18    $986.96
Jul-26               $948.66          $975.36         $1,036.48        $1,037.99     $1,018.46    $977.65
Aug-26               $972.96          $992.95         $1,062.23        $1,038.00     $1,021.04    $972.07
Sep-26               $972.91          $992.70         $1,088.99        $1,041.90     $1,023.36    $977.65
Oct-26               $950.83          $958.20         $1,058.11        $1,052.50     $1,026.63    $981.38
Nov-26               $970.56          $993.80         $1,094.79        $1,069.34     $1,029.80    $985.10
Dec-26             $1,002.77        $1,021.68         $1,116.24        $1,077.69     $1,032.66    $985.10
Jan-27             $1,032.42        $1,031.79         $1,094.73        $1,085.75     $1,035.21    $977.65
Feb-27             $1,088.92        $1,084.22         $1,153.56        $1,095.28     $1,037.87    $970.21
Mar-27             $1,029.28        $1,069.51         $1,163.57        $1,123.02     $1,040.94    $964.62
Apr-27             $1,088.30        $1,072.34         $1,186.95        $1,122.47     $1,043.59    $964.62
May-27             $1,168.16        $1,145.53         $1,258.99        $1,134.66     $1,046.73    $972.07
Jun-27             $1,132.77        $1,126.85         $1,250.55        $1,126.84     $1,049.43    $981.38
Jul-27             $1,191.20        $1,200.10         $1,334.37        $1,132.44     $1,052.57    $962.76
Aug-27             $1,169.96        $1,207.15         $1,403.08        $1,141.05     $1,055.47    $957.17
Sep-27             $1,175.52        $1,270.63         $1,466.28        $1,143.10     $1,057.69    $962.76
Oct-27             $1,098.05        $1,229.85         $1,392.71        $1,154.37     $1,060.35    $968.34
Nov-27             $1,186.80        $1,329.15         $1,493.11        $1,165.57     $1,062.56    $966.48
Dec-27             $1,224.35        $1,376.35         $1,534.70        $1,173.91     $1,064.93    $964.62
Jan-28             $1,283.32        $1,388.37         $1,528.62        $1,169.68     $1,067.63    $962.76
Feb-28             $1,253.01        $1,348.14         $1,509.48        $1,176.84     $1,071.15    $953.45
Mar-28             $1,319.48        $1,454.99         $1,675.64        $1,182.19     $1,074.30    $953.45
Apr-28             $1,439.54        $1,544.56         $1,733.45        $1,181.76     $1,076.70    $955.31
May-28             $1,502.57        $1,576.15         $1,767.68        $1,172.65     $1,080.18    $960.90
Jun-28             $1,376.02        $1,490.25         $1,699.63        $1,177.50     $1,083.56    $953.45
Jul-28             $1,384.08        $1,502.63         $1,723.54        $1,151.90     $1,087.05    $953.45
Aug-28             $1,445.23        $1,619.08         $1,861.92        $1,160.71     $1,090.55    $955.31
Sep-28             $1,573.85        $1,706.73         $1,910.10        $1,156.00     $1,093.47    $962.76
Oct-28             $1,617.34        $1,716.54         $1,942.28        $1,174.22     $1,097.93    $960.90
Nov-28             $1,802.87        $1,917.92         $2,193.12        $1,174.61     $1,102.16    $959.03
Dec-28             $1,710.34        $1,940.60         $2,203.96        $1,175.13     $1,102.82    $955.31
Jan-29             $1,716.28        $2,007.86         $2,332.49        $1,164.56     $1,106.61    $953.45
Feb-29             $1,711.77        $2,020.81         $2,327.95        $1,146.29     $1,110.57    $951.58
Mar-29             $1,677.49        $1,952.04         $2,325.23        $1,129.82     $1,114.38    $947.86
Apr-29             $1,728.82        $1,972.60         $2,366.21        $1,160.90     $1,118.35    $944.14
May-29             $1,497.77        $1,816.92         $2,280.47        $1,142.13     $1,123.26    $949.72
Jun-29             $1,577.63        $1,981.21         $2,540.38        $1,154.68     $1,129.09    $953.45
Jul-29             $1,595.54        $2,028.63         $2,659.95        $1,154.65     $1,132.87    $962.76
Aug-29             $1,569.44        $2,110.64         $2,933.50        $1,150.71     $1,137.44    $966.48
Sep-29             $1,424.75        $2,047.13         $2,793.81        $1,153.87     $1,141.44    $964.62
Oct-29             $1,030.36        $1,620.02         $2,242.64        $1,197.95     $1,146.67    $964.62
Nov-29               $875.78        $1,427.38         $1,963.12        $1,226.27     $1,150.97    $962.76
Dec-29               $831.92        $1,413.97         $2,018.49        $1,215.33     $1,155.18    $957.17
Jan-30               $939.50        $1,507.32         $2,147.41        $1,208.42     $1,156.79    $953.45
Feb-30               $999.90        $1,537.67         $2,203.00        $1,223.99     $1,160.22    $949.72
Mar-30             $1,100.57        $1,676.08         $2,381.86        $1,234.19     $1,164.25    $944.14
Apr-30             $1,023.75        $1,605.29         $2,362.91        $1,232.23     $1,166.70    $949.72
May-30               $968.22        $1,552.53         $2,340.13        $1,249.42     $1,169.71    $944.14
Jun-30               $758.30        $1,283.05         $1,959.83        $1,255.77     $1,172.86    $938.55
Jul-30               $781.15        $1,335.97         $2,035.50        $1,260.09     $1,175.19    $925.52
Aug-30               $768.15        $1,325.32         $2,064.29        $1,261.74     $1,176.23    $919.93
Sep-30               $656.08        $1,139.77         $1,799.61        $1,271.03     $1,178.81    $925.52
Oct-30               $584.13        $1,042.35         $1,645.69        $1,275.53     $1,179.83    $919.93
Nov-30               $582.51        $1,024.30         $1,631.12        $1,280.93     $1,181.38    $912.48
Dec-30               $514.57          $922.48         $1,515.95        $1,271.95     $1,183.03    $899.44
Jan-31               $622.80        $1,001.04         $1,592.04        $1,256.51     $1,184.74    $886.41
Feb-31               $782.61        $1,123.38         $1,782.02        $1,267.22     $1,185.23    $873.37
Mar-31               $727.22        $1,045.32         $1,661.76        $1,280.45     $1,186.76    $867.79
Apr-31               $569.88          $906.02         $1,506.44        $1,291.42     $1,187.66    $862.20
May-31               $491.31          $770.91         $1,313.76        $1,310.16     $1,188.70    $852.89
Jun-31               $580.70          $898.07         $1,500.43        $1,310.66     $1,189.60    $843.58
Jul-31               $548.34          $839.20         $1,392.18        $1,305.11     $1,190.30    $841.72
Aug-31               $506.52          $836.83         $1,417.53        $1,306.73     $1,190.71    $839.85
Sep-31               $342.10          $577.49           $996.15        $1,270.05     $1,191.02    $836.13
Oct-31               $368.42          $636.03         $1,085.41        $1,228.13     $1,192.24    $830.54
Nov-31               $331.27          $579.44           $998.82        $1,231.47     $1,194.23    $821.23
Dec-31               $258.55          $494.68           $858.99        $1,204.42     $1,195.72    $813.78
Jan-32               $284.90          $509.01           $835.71        $1,208.49     $1,198.49    $797.02
Feb-32               $293.18          $516.03           $883.38        $1,258.44     $1,201.24    $785.85
Mar-32               $254.74          $457.40           $781.08        $1,256.13     $1,203.20    $782.12
Apr-32               $198.20          $373.85           $625.08        $1,331.97     $1,204.58    $776.54
May-32               $174.55          $276.12           $487.84        $1,306.93     $1,205.31    $765.36
Jun-32               $175.12          $291.66           $486.75        $1,315.43     $1,205.58    $759.78
Jul-32               $236.81          $408.13           $672.44        $1,378.73     $1,205.88    $759.78
Aug-32               $410.77          $622.27           $932.60        $1,379.11     $1,206.28    $750.47
Sep-32               $356.55          $585.06           $900.36        $1,386.98     $1,206.65    $746.74
Oct-32               $293.26          $486.85           $778.90        $1,384.62     $1,206.87    $741.16
Nov-32               $257.27          $458.47           $746.45        $1,389.07     $1,207.09    $737.43
Dec-32               $244.62          $462.38           $788.61        $1,407.27     $1,207.22    $729.98
Jan-33               $242.60          $474.99           $795.48        $1,428.15     $1,207.35    $718.81
Feb-33               $211.60          $412.75           $654.49        $1,391.24     $1,207.03    $707.64
Mar-33               $235.25          $435.84           $677.62        $1,404.72     $1,207.54    $702.05
Apr-33               $353.76          $672.24           $966.05        $1,400.21     $1,208.72    $700.19
May-33               $578.02          $911.85         $1,128.60        $1,442.58     $1,209.24    $702.05
Jun-33               $729.27        $1,055.34         $1,279.63        $1,449.76     $1,209.53    $709.50
Jul-33               $689.13          $937.86         $1,169.38        $1,447.31     $1,209.76    $729.98
Aug-33               $752.83        $1,085.67         $1,310.41        $1,453.70     $1,210.06    $737.43
Sep-33               $632.78          $945.40         $1,163.89        $1,457.05     $1,210.25    $737.43
Oct-33               $554.57          $845.33         $1,064.43        $1,443.79     $1,210.35    $737.43
Nov-33               $590.84          $914.73         $1,184.42        $1,422.24     $1,210.57    $737.43
Dec-33               $594.10          $943.96         $1,214.39        $1,406.22     $1,210.81    $733.71
Jan-34               $825.25        $1,141.21         $1,344.24        $1,442.39     $1,211.38    $737.43
Feb-34               $838.95        $1,125.43         $1,300.92        $1,454.10     $1,211.68    $743.02
Mar-34               $837.96        $1,139.23         $1,300.92        $1,482.74     $1,211.94    $743.02
Apr-34               $858.04        $1,120.16         $1,268.24        $1,501.36     $1,212.01    $741.16
May-34               $748.61        $1,019.94         $1,174.88        $1,521.05     $1,212.09    $743.02
Jun-34               $746.79        $1,047.37         $1,201.78        $1,531.26     $1,212.17    $744.88
Jul-34               $578.09          $880.11         $1,065.80        $1,537.38     $1,212.25    $744.88
Aug-34               $667.46          $947.33         $1,130.88        $1,519.19     $1,212.33    $746.74
Sep-34               $656.33          $943.77         $1,127.17        $1,497.04     $1,212.40    $757.92
Oct-34               $662.68          $927.71         $1,094.96        $1,524.34     $1,212.54    $752.33
Nov-34               $725.51        $1,035.54         $1,198.12        $1,530.01     $1,212.64    $750.47
Dec-34               $738.00        $1,051.25         $1,196.87        $1,547.21     $1,212.78    $748.61
Jan-35               $713.80          $999.67         $1,147.73        $1,575.33     $1,212.94    $759.78
Feb-35               $671.53          $968.33         $1,108.63        $1,589.78     $1,213.15    $765.37
Mar-35               $591.72          $916.92         $1,076.92        $1,596.38     $1,213.30    $763.50
Apr-35               $638.53          $988.91         $1,182.45        $1,608.94     $1,213.46    $770.95
May-35               $636.98        $1,011.22         $1,230.87        $1,599.84     $1,213.61    $767.23
Jun-35               $656.40        $1,078.84         $1,316.95        $1,614.56     $1,213.76    $765.37
Jul-35               $712.53        $1,163.72         $1,428.95        $1,621.95     $1,213.92    $761.64
Aug-35               $751.33        $1,197.17         $1,468.93        $1,600.33     $1,214.08    $761.64
Sep-35               $778.12        $1,227.20         $1,506.56        $1,601.71     $1,214.23    $765.37
Oct-35               $855.43        $1,303.50         $1,623.55        $1,611.45     $1,214.38    $765.37
Nov-35               $976.21        $1,383.13         $1,700.43        $1,613.00     $1,214.67    $769.09
Dec-35             $1,034.63        $1,488.92         $1,767.40        $1,624.33     $1,214.83    $770.95
Jan-36             $1,345.97        $1,601.93         $1,885.84        $1,633.30     $1,214.99    $770.95
Feb-36             $1,427.01        $1,649.04         $1,928.01        $1,646.55     $1,215.13    $767.23
Mar-36             $1,436.40        $1,655.55         $1,979.69        $1,664.06     $1,215.34    $763.50
Apr-36             $1,178.63        $1,493.48         $1,831.08        $1,669.93     $1,215.54    $763.50
May-36             $1,210.71        $1,561.43         $1,930.81        $1,676.69     $1,215.74    $763.50
Jun-36             $1,182.71        $1,556.60         $1,995.17        $1,680.26     $1,216.11    $770.95
Jul-36             $1,285.91        $1,691.43         $2,134.99        $1,690.34     $1,216.27    $774.68
Aug-36             $1,312.97        $1,735.39         $2,167.32        $1,709.09     $1,216.48    $780.26
Sep-36             $1,384.08        $1,775.44         $2,174.10        $1,703.77     $1,216.61    $782.13
Oct-36             $1,472.02        $1,877.39         $2,342.49        $1,704.75     $1,216.85    $780.26
Nov-36             $1,678.15        $1,991.19         $2,373.79        $1,739.74     $1,216.95    $780.26
Dec-36             $1,705.07        $2,031.04         $2,366.92        $1,746.40     $1,216.98    $780.26
Jan-37             $1,921.01        $2,131.18         $2,459.23        $1,744.15     $1,217.12    $785.85
Feb-37             $2,047.32        $2,189.11         $2,506.12        $1,759.21     $1,217.33    $787.71
Mar-37             $2,071.81        $2,197.54         $2,486.73        $1,686.82     $1,217.50    $793.30
Apr-37             $1,723.91        $2,007.84         $2,285.52        $1,693.38     $1,217.92    $797.02
May-37             $1,653.55        $1,967.76         $2,279.95        $1,702.30     $1,218.69    $800.75
Jun-37             $1,457.96        $1,853.17         $2,164.97        $1,699.29     $1,219.09    $802.61
Jul-37             $1,638.04        $2,016.16         $2,391.31        $1,722.77     $1,219.48    $806.33
Aug-37             $1,517.45        $1,918.33         $2,275.83        $1,704.81     $1,219.78    $808.20
Sep-37             $1,132.24        $1,575.54         $1,956.59        $1,712.45     $1,220.23    $815.65
Oct-37             $1,008.49        $1,417.30         $1,764.63        $1,719.70     $1,220.43    $811.92
Nov-37               $861.98        $1,271.11         $1,611.86        $1,736.14     $1,220.68    $806.33
Dec-37               $716.00        $1,176.66         $1,537.87        $1,750.45     $1,220.73    $804.47
Jan-38               $754.25        $1,199.89         $1,561.19        $1,760.50     $1,220.77    $793.30
Feb-38               $780.10        $1,275.59         $1,666.35        $1,769.61     $1,220.83    $785.85
Mar-38               $499.26          $926.87         $1,251.96        $1,763.13     $1,220.75    $785.85
Apr-38               $637.87        $1,102.88         $1,433.13        $1,800.11     $1,220.90    $789.57
May-38               $583.68        $1,030.97         $1,385.85        $1,808.08     $1,220.92    $785.85
Jun-38               $787.83        $1,324.78         $1,732.69        $1,808.89     $1,220.93    $785.85
Jul-38               $905.93        $1,478.37         $1,861.59        $1,816.71     $1,220.87    $787.71
Aug-38               $815.22        $1,411.60         $1,819.55        $1,816.71     $1,220.92    $785.85
Sep-38               $802.41        $1,395.86         $1,849.73        $1,820.80     $1,221.14    $785.85
Oct-38               $973.76        $1,585.76         $1,993.29        $1,836.60     $1,221.27    $782.13
Nov-38               $906.72        $1,548.89         $1,938.81        $1,832.58     $1,220.51    $780.26
Dec-38               $950.83        $1,620.68         $2,016.48        $1,847.29     $1,220.53    $782.13
Jan-39               $870.16        $1,492.03         $1,880.63        $1,858.17     $1,220.47    $778.40
Feb-39               $879.43        $1,563.57         $1,954.01        $1,873.01     $1,220.58    $774.68
Mar-39               $662.57        $1,298.19         $1,692.45        $1,896.44     $1,220.46    $772.82
Apr-39               $671.95        $1,298.44         $1,687.83        $1,918.77     $1,220.42    $770.95
May-39               $745.03        $1,417.67         $1,811.48        $1,951.49     $1,220.49    $770.95
Jun-39               $667.38        $1,316.06         $1,700.61        $1,946.22     $1,220.64    $770.95
Jul-39               $836.57        $1,494.57         $1,888.52        $1,968.27     $1,220.65    $770.95
Aug-39               $703.56        $1,335.06         $1,766.17        $1,928.77     $1,220.59    $770.95
Sep-39             $1,065.52        $1,655.55         $2,061.59        $1,823.69     $1,220.71    $785.85
Oct-39             $1,023.24        $1,663.91         $2,036.25        $1,898.42     $1,220.73    $782.13
Nov-39               $915.48        $1,552.63         $1,955.31        $1,929.12     $1,220.76    $782.13
Dec-39               $954.13        $1,606.86         $2,008.20        $1,957.02     $1,220.78    $778.40
Jan-40               $955.02        $1,572.21         $1,940.67        $1,953.71     $1,220.81    $776.54
Feb-40             $1,033.41        $1,609.62         $1,966.44        $1,958.96     $1,220.83    $782.13
Mar-40             $1,098.70        $1,652.84         $1,990.75        $1,993.58     $1,220.83    $780.26
Apr-40             $1,170.59        $1,668.63         $1,985.88        $1,986.60     $1,220.84    $780.26
May-40               $740.55        $1,224.37         $1,531.36        $1,927.18     $1,220.65    $782.13
Jun-40               $818.35        $1,310.25         $1,655.25        $1,976.91     $1,220.70    $783.99
Jul-40               $837.28        $1,367.01         $1,711.65        $1,987.17     $1,220.84    $782.13
Aug-40               $858.63        $1,397.02         $1,771.53        $1,992.73     $1,220.77    $780.26
Sep-40               $876.89        $1,439.34         $1,793.34        $2,014.71     $1,220.79    $782.13
Oct-40               $924.65        $1,533.39         $1,869.04        $2,020.99     $1,220.81    $782.13
Nov-40               $947.28        $1,520.61         $1,810.00        $2,062.35     $1,220.83    $782.13
Dec-40               $904.94        $1,514.61         $1,811.71        $2,076.14     $1,220.84    $785.85
Jan-41               $907.19        $1,447.98         $1,727.80        $2,034.49     $1,220.76    $785.85
Feb-41               $881.02        $1,425.43         $1,717.51        $2,038.60     $1,220.67    $785.85
Mar-41               $909.16        $1,434.28         $1,729.63        $2,058.13     $1,220.81    $789.58
Apr-41               $848.29        $1,350.23         $1,623.69        $2,084.74     $1,220.72    $797.02
May-41               $852.07        $1,373.34         $1,653.34        $2,090.45     $1,220.78    $802.61
Jun-41               $916.24        $1,455.31         $1,748.83        $2,104.20     $1,220.83    $817.51
Jul-41             $1,114.63        $1,597.06         $1,850.03        $2,108.73     $1,221.18    $821.23
Aug-41             $1,107.91        $1,599.49         $1,851.81        $2,112.53     $1,221.26    $828.68
Sep-41             $1,055.92        $1,582.88         $1,839.23        $2,110.08     $1,221.37    $843.58
Oct-41               $984.96        $1,492.20         $1,718.42        $2,139.64     $1,221.42    $852.89
Nov-41               $936.23        $1,466.01         $1,669.58        $2,133.35     $1,221.48    $860.34
Dec-41               $823.50        $1,386.79         $1,601.69        $2,095.50     $1,221.57    $862.20
Jan-42               $979.47        $1,442.65         $1,627.50        $2,110.03     $1,221.79    $873.38
Feb-42               $972.34        $1,419.37         $1,601.63        $2,112.43     $1,221.92    $880.83
Mar-42               $903.37        $1,350.22         $1,497.22        $2,131.79     $1,222.06    $892.00
Apr-42               $871.51        $1,277.73         $1,437.41        $2,125.56     $1,222.14    $897.58
May-42               $868.75        $1,322.89         $1,551.87        $2,141.55     $1,222.45    $906.90
Jun-42               $897.92        $1,350.12         $1,586.15        $2,142.18     $1,222.76    $908.76
Jul-42               $964.05        $1,409.67         $1,639.66        $2,145.95     $1,223.06    $912.48
Aug-42               $995.40        $1,443.18         $1,666.47        $2,154.01     $1,223.42    $918.07
Sep-42             $1,086.22        $1,486.91         $1,714.80        $2,154.71     $1,223.76    $919.93
Oct-42             $1,204.28        $1,614.53         $1,831.06        $2,159.94     $1,224.15    $929.24
Nov-42             $1,142.78        $1,590.13         $1,827.17        $2,152.38     $1,224.50    $934.83
Dec-42             $1,190.01        $1,667.32         $1,927.48        $2,162.94     $1,224.85    $942.28
Jan-43             $1,443.72        $1,822.18         $2,069.53        $2,170.02     $1,225.21    $942.28
Feb-43             $1,722.51        $1,971.77         $2,190.10        $2,168.83     $1,225.53    $944.14
Mar-43             $1,971.34        $2,161.08         $2,309.56        $2,170.84     $1,225.92    $959.03
Apr-43             $2,155.27        $2,203.45         $2,317.54        $2,181.30     $1,226.28    $970.21
May-43             $2,404.41        $2,339.50         $2,445.51        $2,192.29     $1,226.58    $977.66
Jun-43             $2,384.44        $2,373.03         $2,500.04        $2,196.31     $1,226.96    $975.79
Jul-43             $2,126.21        $2,224.56         $2,368.46        $2,196.14     $1,227.31    $968.35
Aug-43             $2,125.68        $2,257.23         $2,409.01        $2,200.68     $1,227.67    $964.62
Sep-43             $2,216.62        $2,320.33         $2,472.30        $2,203.08     $1,228.02    $968.35
Oct-43             $2,243.89        $2,302.65         $2,445.69        $2,204.17     $1,228.37    $972.07
Nov-43             $1,994.21        $2,123.66         $2,285.66        $2,204.06     $1,228.73    $970.21
Dec-43             $2,241.67        $2,312.41         $2,426.69        $2,208.02     $1,229.10    $972.07
Jan-44             $2,385.26        $2,377.54         $2,468.28        $2,212.67     $1,229.46    $970.21
Feb-44             $2,455.60        $2,402.51         $2,478.70        $2,219.75     $1,229.80    $968.34
Mar-44             $2,639.58        $2,478.52         $2,526.93        $2,224.38     $1,230.11    $968.34
Apr-44             $2,499.03        $2,404.83         $2,501.70        $2,227.35     $1,230.45    $973.93
May-44             $2,683.84        $2,549.56         $2,628.16        $2,233.54     $1,230.76    $977.66
Jun-44             $3,055.40        $2,752.95         $2,770.74        $2,235.29     $1,231.11    $979.52
Jul-44             $2,964.18        $2,715.81         $2,717.38        $2,243.40     $1,231.47    $985.10
Aug-44             $3,058.58        $2,780.75         $2,760.14        $2,249.44     $1,231.84    $988.83
Sep-44             $3,052.52        $2,778.43         $2,757.98        $2,252.60     $1,232.13    $988.83
Oct-44             $3,019.54        $2,773.27         $2,764.46        $2,255.30     $1,232.51    $988.83
Nov-44             $3,170.31        $2,833.12         $2,801.23        $2,260.63     $1,232.86    $988.83
Dec-44             $3,445.94        $3,000.86         $2,906.03        $2,270.17     $1,233.16    $992.55
Jan-45             $3,612.14        $3,097.63         $2,951.98        $2,298.91     $1,233.48    $992.55
Feb-45             $3,976.63        $3,344.41         $3,153.60        $2,316.53     $1,233.75    $990.69
Mar-45             $3,634.21        $3,180.96         $3,014.67        $2,321.29     $1,234.06    $990.69
Apr-45             $4,054.78        $3,469.09         $3,286.52        $2,358.49     $1,234.41    $992.55
May-45             $4,257.44        $3,546.04         $3,350.74        $2,371.76     $1,234.78  $1,000.00
Jun-45             $4,621.49        $3,632.16         $3,348.51        $2,411.79     $1,235.08  $1,009.31
Jul-45             $4,364.40        $3,513.68         $3,288.08        $2,391.07     $1,235.45  $1,011.18
Aug-45             $4,607.31        $3,745.37         $3,498.91        $2,397.26     $1,235.82  $1,011.18
Sep-45             $4,920.18        $3,986.30         $3,652.31        $2,410.26     $1,236.17  $1,007.45
Oct-45             $5,264.92        $4,198.49         $3,769.84        $2,435.40     $1,236.55  $1,007.45
Nov-45             $5,882.19        $4,627.31         $3,919.27        $2,465.95     $1,236.85  $1,011.18
Dec-45             $5,982.52        $4,704.74         $3,964.87        $2,513.86     $1,237.22  $1,014.90
Jan-46             $6,916.84        $5,047.31         $4,248.08        $2,520.20     $1,237.60  $1,014.90
Feb-46             $6,476.45        $4,700.01         $3,975.85        $2,528.22     $1,237.93  $1,011.18
Mar-46             $6,653.45        $5,042.66         $4,166.82        $2,530.79     $1,238.29  $1,018.62
Apr-46             $7,116.59        $5,262.53         $4,330.45        $2,496.54     $1,238.66  $1,024.21
May-46             $7,537.28        $5,558.22         $4,455.11        $2,493.47     $1,239.03  $1,029.80
Jun-46             $7,188.73        $5,254.09         $4,290.19        $2,510.94     $1,239.36  $1,040.97
Jul-46             $6,808.07        $5,041.08         $4,187.76        $2,500.92     $1,239.76  $1,102.42
Aug-46             $6,230.35        $4,678.93         $3,905.62        $2,473.03     $1,240.12  $1,126.63
Sep-46             $5,231.83        $4,077.61         $3,516.23        $2,470.71     $1,240.49  $1,139.67
Oct-46             $5,170.06        $4,023.43         $3,495.08        $2,488.94     $1,240.86  $1,162.01
Nov-46             $5,097.11        $4,026.05         $3,485.66        $2,475.47     $1,241.22  $1,189.95
Dec-46             $5,287.04        $4,246.17         $3,644.85        $2,511.30     $1,241.59  $1,199.26
Jan-47             $5,509.44        $4,311.84         $3,737.76        $2,509.75     $1,241.96  $1,199.26
Feb-47             $5,486.94        $4,280.18         $3,709.12        $2,515.02     $1,242.30  $1,197.39
Mar-47             $5,302.59        $4,190.09         $3,653.83        $2,520.00     $1,242.67  $1,223.46
Apr-47             $4,755.84        $3,878.37         $3,521.36        $2,510.75     $1,243.03  $1,223.46
May-47             $4,502.03        $3,758.94         $3,526.19        $2,519.14     $1,243.38  $1,219.74
Jun-47             $4,750.37        $3,993.12         $3,721.41        $2,521.71     $1,243.76  $1,229.05
Jul-47             $5,125.25        $4,235.82         $3,863.32        $2,537.47     $1,244.13  $1,240.23
Aug-47             $5,106.30        $4,177.01         $3,784.87        $2,558.11     $1,244.47  $1,253.26
Sep-47             $5,165.08        $4,196.73         $3,742.87        $2,546.98     $1,245.28  $1,283.06
Oct-47             $5,310.95        $4,302.58         $3,832.05        $2,537.45     $1,246.08  $1,283.06
Nov-47             $5,150.28        $4,185.73         $3,764.99        $2,493.28     $1,246.86  $1,290.51
Dec-47             $5,335.41        $4,300.31         $3,852.90        $2,445.43     $1,247.84  $1,307.27
Jan-48             $5,253.50        $4,206.60         $3,706.85        $2,450.38     $1,248.75  $1,322.16
Feb-48             $4,842.33        $3,984.74         $3,563.01        $2,461.76     $1,249.65  $1,310.99
Mar-48             $5,319.64        $4,365.28         $3,845.51        $2,470.18     $1,250.76  $1,307.27
Apr-48             $5,515.15        $4,568.31         $3,957.72        $2,481.22     $1,251.78  $1,325.89
May-48             $6,099.32        $4,928.66         $4,305.42        $2,516.26     $1,252.73  $1,335.20
Jun-48             $6,128.48        $4,852.33         $4,328.64        $2,495.12     $1,253.87  $1,344.51
Jul-48             $5,774.14        $4,614.14         $4,108.84        $2,489.83     $1,254.89  $1,361.27
Aug-48             $5,777.66        $4,637.96         $4,173.65        $2,490.18     $1,255.97  $1,366.86
Sep-48             $5,473.89        $4,436.77         $4,058.66        $2,493.66     $1,256.42  $1,366.86
Oct-48             $5,828.11        $4,680.25         $4,346.88        $2,495.51     $1,256.92  $1,361.27
Nov-48             $5,177.41        $4,197.64         $3,929.01        $2,514.42     $1,257.41  $1,351.96
Dec-48             $5,222.73        $4,303.69         $4,064.86        $2,528.54     $1,257.97  $1,342.65
Jan-49             $5,317.90        $4,363.02         $4,080.90        $2,549.21     $1,259.17  $1,340.78
Feb-49             $5,062.01        $4,234.22         $3,960.25        $2,561.66     $1,260.28  $1,325.89
Mar-49             $5,380.23        $4,459.50         $4,090.27        $2,580.74     $1,261.51  $1,329.61
Apr-49             $5,199.36        $4,316.72         $4,016.94        $2,583.71     $1,262.67  $1,331.47
May-49             $4,906.05        $4,195.58         $3,913.38        $2,588.73     $1,263.95  $1,329.61
Jun-49             $4,858.85        $4,172.30         $3,918.90        $2,631.98     $1,265.16  $1,331.47
Jul-49             $5,184.79        $4,435.85         $4,173.51        $2,640.78     $1,266.26  $1,322.16
Aug-49             $5,317.75        $4,534.47         $4,265.08        $2,670.12     $1,267.41  $1,325.89
Sep-49             $5,577.93        $4,736.17         $4,377.18        $2,667.08     $1,268.50  $1,331.47
Oct-49             $5,841.35        $4,871.87         $4,526.08        $2,672.09     $1,269.64  $1,324.03
Nov-49             $5,850.62        $4,966.59         $4,605.09        $2,677.71     $1,270.70  $1,325.89
Dec-49             $6,254.13        $5,281.43         $4,828.75        $2,691.60     $1,271.84  $1,318.44
Jan-50             $6,561.56        $5,432.96         $4,923.82        $2,675.13     $1,273.02  $1,312.85
Feb-50             $6,706.48        $5,522.59         $5,022.01        $2,680.79     $1,274.10  $1,309.13
Mar-50             $6,681.57        $5,523.15         $5,057.01        $2,682.99     $1,275.32  $1,314.71
Apr-50             $6,956.41        $5,747.29         $5,302.69        $2,691.04     $1,276.41  $1,316.58
May-50             $7,133.70        $5,902.94         $5,572.67        $2,699.95     $1,277.73  $1,322.16
Jun-50             $6,579.50        $5,475.03         $5,267.03        $2,693.20     $1,278.97  $1,329.61
Jul-50             $6,968.59        $5,665.12         $5,329.55        $2,708.14     $1,280.23  $1,342.65
Aug-50             $7,337.80        $5,913.12         $5,565.56        $2,711.92     $1,281.47  $1,353.82
Sep-50             $7,720.24        $6,278.31         $5,894.90        $2,692.29     $1,282.77  $1,363.13
Oct-50             $7,674.87        $6,203.99         $5,949.46        $2,679.44     $1,284.26  $1,370.58
Nov-50             $7,922.34        $6,425.10         $6,049.99        $2,688.83     $1,285.62  $1,376.17
Dec-50             $8,677.42        $6,879.51         $6,360.08        $2,693.19     $1,287.04  $1,394.79
Jan-51             $9,398.03        $7,391.97         $6,765.18        $2,708.76     $1,288.66  $1,417.13
Feb-51             $9,455.16        $7,472.68         $6,871.38        $2,688.75     $1,290.01  $1,433.89
Mar-51             $9,003.91        $7,227.83         $6,764.21        $2,646.45     $1,291.39  $1,439.48
Apr-51             $9,334.12        $7,553.25         $7,108.74        $2,629.91     $1,293.05  $1,441.34
May-51             $9,025.61        $7,398.51         $6,896.40        $2,611.74     $1,294.66  $1,446.93
Jun-51             $8,548.47        $7,070.06         $6,739.37        $2,595.65     $1,296.16  $1,445.07
Jul-51             $8,867.34        $7,574.71         $7,218.46        $2,631.56     $1,297.91  $1,446.93
Aug-51             $9,403.43        $7,869.24         $7,563.27        $2,657.50     $1,299.64  $1,446.93
Sep-51             $9,605.66        $8,050.96         $7,573.02        $2,636.37     $1,301.22  $1,456.24
Oct-51             $9,392.15        $7,863.88         $7,494.88        $2,639.06     $1,303.25  $1,463.69
Nov-51             $9,314.04        $8,018.98         $7,566.75        $2,603.17     $1,304.65  $1,471.14
Dec-51             $9,354.57        $8,166.06         $7,887.55        $2,587.32     $1,306.26  $1,476.72
Jan-52             $9,533.32        $8,293.08         $8,030.23        $2,594.61     $1,308.28  $1,476.72
Feb-52             $9,247.79        $8,140.34         $7,804.03        $2,598.23     $1,309.78  $1,467.41
Mar-52             $9,410.00        $8,437.24         $8,196.58        $2,626.99     $1,311.19  $1,467.41
Apr-52             $8,921.53        $8,032.54         $7,866.97        $2,671.84     $1,312.72  $1,473.00
May-52             $8,949.87        $8,253.96         $8,136.85        $2,662.89     $1,314.44  $1,474.86
Jun-52             $9,193.01        $8,535.68         $8,535.84        $2,663.69     $1,316.39  $1,478.59
Jul-52             $9,296.25        $8,657.79         $8,703.41        $2,658.47     $1,318.38  $1,489.76
Aug-52             $9,291.10        $8,635.01         $8,641.73        $2,639.88     $1,320.31  $1,491.62
Sep-52             $9,141.68        $8,480.39         $8,489.82        $2,605.57     $1,322.47  $1,489.76
Oct-52             $9,047.49        $8,412.38         $8,507.11        $2,644.06     $1,324.31  $1,491.62
Nov-52             $9,485.88        $8,879.80         $8,992.83        $2,639.99     $1,325.70  $1,491.62
Dec-52             $9,637.73        $9,128.97         $9,336.29        $2,617.33     $1,327.89  $1,489.76
Jan-53            $10,031.94        $9,251.10         $9,290.61        $2,620.42     $1,330.04  $1,486.04
Feb-53            $10,301.71        $9,314.08         $9,192.00        $2,597.67     $1,331.90  $1,478.59
Mar-53            $10,232.76        $9,222.82         $8,996.79        $2,574.78     $1,334.35  $1,482.31
Apr-53             $9,938.64        $8,993.10         $8,783.34        $2,547.72     $1,336.52  $1,484.17
May-53            $10,079.26        $9,025.92         $8,851.13        $2,510.14     $1,338.82  $1,487.90
Jun-53             $9,589.21        $8,783.14         $8,732.10        $2,566.02     $1,341.28  $1,493.48
Jul-53             $9,734.91        $8,926.88         $8,970.85        $2,576.11     $1,343.23  $1,497.21
Aug-53             $9,123.38        $8,492.99         $8,521.40        $2,574.18     $1,345.47  $1,500.93
Sep-53             $8,884.04        $8,454.98         $8,550.64        $2,651.23     $1,347.65  $1,502.80
Oct-53             $9,143.04        $8,818.08         $9,012.04        $2,670.95     $1,349.34  $1,506.52
Nov-53             $9,258.36        $9,055.16         $9,195.66        $2,657.75     $1,350.38  $1,500.93
Dec-53             $9,012.51        $9,031.92         $9,243.94        $2,712.53     $1,352.10  $1,499.07
Jan-54             $9,694.17        $9,614.79         $9,739.48        $2,736.75     $1,353.58  $1,502.80
Feb-54             $9,785.62        $9,808.39         $9,847.78        $2,802.33     $1,354.54  $1,500.93
Mar-54             $9,964.71       $10,152.14        $10,167.88        $2,818.67     $1,355.59  $1,499.07
Apr-54            $10,104.46       $10,387.65        $10,692.50        $2,847.92     $1,356.80  $1,495.35
May-54            $10,560.58       $10,843.02        $11,138.97        $2,823.14     $1,357.49  $1,500.93
Jun-54            $10,651.22       $11,023.48        $11,173.31        $2,869.05     $1,358.29  $1,502.80
Jul-54            $11,511.62       $11,728.34        $11,831.24        $2,907.62     $1,358.98  $1,502.80
Aug-54            $11,528.22       $11,545.73        $11,505.57        $2,897.16     $1,359.66  $1,500.93
Sep-54            $12,000.47       $12,081.24        $12,485.26        $2,894.35     $1,360.84  $1,497.21
Oct-54            $12,082.27       $12,036.58        $12,276.59        $2,896.16     $1,361.79  $1,493.49
Nov-54            $13,023.69       $13,216.38        $13,392.65        $2,888.95     $1,362.65  $1,495.35
Dec-54            $14,472.54       $14,096.06        $14,108.43        $2,907.48     $1,363.78  $1,491.62
Jan-55            $14,763.65       $14,230.58        $14,386.83        $2,837.38     $1,364.89  $1,491.62
Feb-55            $15,471.44       $14,784.93        $14,528.23        $2,815.17     $1,366.05  $1,491.62
Mar-55            $15,602.39       $14,723.67        $14,484.76        $2,839.75     $1,367.40  $1,491.62
Apr-55            $15,836.67       $15,077.00        $15,058.92        $2,839.99     $1,368.83  $1,491.62
May-55            $15,959.95       $15,192.07        $15,142.22        $2,860.69     $1,370.73  $1,491.62
Jun-55            $16,428.16       $15,765.27        $16,416.40        $2,838.92     $1,372.13  $1,491.62
Jul-55            $16,532.97       $15,811.24        $17,436.68        $2,809.88     $1,373.50  $1,497.21
Aug-55            $16,487.00       $15,967.76        $17,392.60        $2,811.03     $1,375.67  $1,493.48
Sep-55            $16,667.25       $15,726.37        $17,618.16        $2,831.54     $1,377.90  $1,499.07
Oct-55            $16,384.45       $15,424.13        $17,117.89        $2,872.35     $1,380.40  $1,499.07
Nov-55            $17,151.90       $16,408.97        $18,532.93        $2,859.43     $1,382.75  $1,500.93
Dec-55            $17,430.84       $16,747.90        $18,561.43        $2,869.90     $1,385.25  $1,497.21
Jan-56            $17,348.40       $16,232.48        $17,916.59        $2,893.75     $1,388.30  $1,495.35
Feb-56            $17,830.35       $16,832.65        $18,656.63        $2,893.11     $1,390.95  $1,495.35
Mar-56            $18,598.07       $17,749.00        $19,981.61        $2,850.03     $1,393.06  $1,497.21
Apr-56            $18,685.06       $17,812.91        $19,973.36        $2,817.86     $1,395.64  $1,499.07
May-56            $17,941.88       $17,171.26        $18,788.50        $2,881.37     $1,398.85  $1,506.52
Jun-56            $18,041.87       $17,685.33        $19,557.49        $2,889.22     $1,401.62  $1,515.83
Jul-56            $18,552.33       $18,497.56        $20,594.29        $2,828.95     $1,404.65  $1,527.00
Aug-56            $18,303.24       $18,046.94        $19,918.80        $2,776.19     $1,406.98  $1,525.14
Sep-56            $17,826.52       $17,334.29        $19,042.55        $2,789.95     $1,409.57  $1,527.00
Oct-56            $18,012.73       $17,472.01        $19,168.52        $2,774.77     $1,413.06  $1,536.31
Nov-56            $18,108.43       $17,699.20        $19,071.79        $2,758.84     $1,415.95  $1,536.31
Dec-56            $18,177.39       $18,117.87        $19,778.31        $2,709.57     $1,419.31  $1,540.04
Jan-57            $18,606.52       $17,948.81        $18,985.81        $2,803.25     $1,423.10  $1,541.90
Feb-57            $18,234.26       $17,605.52        $18,484.85        $2,810.27     $1,426.50  $1,547.49
Mar-57            $18,539.52       $17,988.55        $18,882.24        $2,803.52     $1,429.79  $1,551.21
Apr-57            $18,999.99       $18,558.99        $19,614.25        $2,741.42     $1,433.39  $1,556.80
May-57            $19,143.25       $19,011.64        $20,471.88        $2,735.17     $1,437.06  $1,560.52
Jun-57            $19,283.36       $18,759.35        $20,480.52        $2,685.83     $1,440.52  $1,569.83
Jul-57            $19,166.90       $18,824.43        $20,748.57        $2,674.85     $1,444.78  $1,577.28
Aug-57            $18,427.37       $17,718.59        $19,700.54        $2,675.32     $1,448.42  $1,579.14
Sep-57            $17,594.67       $16,833.21        $18,515.55        $2,695.66     $1,452.14  $1,581.01
Oct-57            $16,130.60       $15,935.43        $17,956.86        $2,682.13     $1,456.34  $1,581.01
Nov-57            $16,313.52       $16,436.53        $18,372.33        $2,825.04     $1,460.37  $1,586.59
Dec-57            $15,528.92       $15,797.84        $17,645.72        $2,911.66     $1,463.87  $1,586.59
Jan-58            $17,244.89       $17,232.73        $18,431.15        $2,887.09     $1,467.92  $1,595.91
Feb-58            $16,951.71       $17,072.29        $18,170.37        $2,916.09     $1,469.69  $1,597.77
Mar-58            $17,750.17       $17,748.51        $18,766.56        $2,945.87     $1,471.08  $1,608.94
Apr-58            $18,417.61       $18,230.88        $19,399.53        $3,000.77     $1,472.27  $1,612.67
May-58            $19,131.20       $18,883.14        $19,810.40        $3,001.03     $1,473.88  $1,612.67
Jun-58            $19,751.58       $19,466.06        $20,363.05        $2,953.10     $1,474.32  $1,614.53
Jul-58            $20,722.39       $20,452.56        $21,276.78        $2,870.98     $1,475.30  $1,616.39
Aug-58            $21,610.12       $21,045.51        $21,650.99        $2,745.94     $1,475.97  $1,614.53
Sep-58            $22,729.50       $22,049.97        $22,734.67        $2,713.82     $1,478.78  $1,614.53
Oct-58            $23,654.71       $22,740.22        $23,347.78        $2,751.40     $1,481.50  $1,614.53
Nov-58            $24,828.29       $23,702.15        $24,011.86        $2,784.52     $1,483.11  $1,616.39
Dec-58            $25,605.12       $24,646.97        $25,297.55        $2,734.23     $1,486.43  $1,614.53
Jan-59            $27,076.41       $25,315.15        $25,430.44        $2,712.28     $1,489.48  $1,616.39
Feb-59            $27,875.19       $26,097.69        $25,554.33        $2,744.12     $1,492.28  $1,614.53
Mar-59            $27,950.57       $26,298.43        $25,605.06        $2,748.69     $1,495.53  $1,614.53
Apr-59            $28,276.78       $27,158.99        $26,635.00        $2,716.58     $1,498.51  $1,616.39
May-59            $28,315.32       $27,464.48        $27,273.23        $2,715.09     $1,501.79  $1,618.25
Jun-59            $28,196.14       $27,631.22        $27,212.81        $2,717.93     $1,505.47  $1,625.70
Jul-59            $29,118.49       $28,420.42        $28,199.50        $2,734.22     $1,509.27  $1,629.42
Aug-59            $28,862.77       $27,987.43        $27,910.57        $2,722.96     $1,512.08  $1,627.56
Sep-59            $27,618.88       $26,650.95        $26,674.27        $2,707.57     $1,516.74  $1,633.15
Oct-59            $28,245.19       $27,355.76        $27,016.60        $2,748.29     $1,521.31  $1,638.73
Nov-59            $28,873.02       $27,996.95        $27,519.17        $2,715.67     $1,525.20  $1,638.73
Dec-59            $29,803.92       $28,267.43        $28,321.90        $2,672.51     $1,530.31  $1,638.73
Jan-60            $28,890.64       $26,746.13        $26,340.44        $2,702.40     $1,535.39  $1,636.87
Feb-60            $29,034.11       $27,007.66        $26,728.86        $2,757.50     $1,539.78  $1,638.74
Mar-60            $28,119.65       $26,463.78        $26,400.23        $2,835.27     $1,545.12  $1,638.74
Apr-60            $27,594.12       $26,124.25        $25,975.66        $2,787.13     $1,548.13  $1,648.05
May-60            $28,158.42       $26,938.70        $26,821.30        $2,829.42     $1,552.37  $1,648.05
Jun-60            $29,115.98       $27,607.05        $27,388.19        $2,878.25     $1,556.07  $1,651.77
Jul-60            $28,564.61       $27,199.04        $26,748.24        $2,984.04     $1,558.14  $1,651.77
Aug-60            $30,063.51       $28,019.96        $27,596.32        $2,963.96     $1,560.72  $1,651.77
Sep-60            $27,844.01       $26,488.59        $25,968.44        $2,986.26     $1,563.18  $1,653.63
Oct-60            $26,728.13       $25,998.05        $25,949.04        $2,977.87     $1,566.56  $1,661.08
Nov-60            $27,896.26       $27,593.75        $27,154.40        $2,958.21     $1,568.62  $1,662.94
Dec-60            $28,822.97       $28,858.35        $28,454.91        $3,040.75     $1,571.06  $1,662.94
Jan-61            $31,460.21       $31,170.31        $30,291.19        $3,008.21     $1,574.00  $1,662.94
Feb-61            $33,313.91       $32,876.41        $31,257.08        $3,068.39     $1,576.26  $1,662.94
Mar-61            $35,375.95       $34,440.64        $32,099.62        $3,056.89     $1,579.47  $1,662.94
Apr-61            $35,825.15       $34,448.39        $32,262.43        $3,092.08     $1,582.23  $1,662.94
May-61            $37,355.42       $35,742.20        $33,033.05        $3,077.89     $1,585.04  $1,662.94
Jun-61            $35,325.75       $34,344.89        $32,124.84        $3,054.89     $1,588.23  $1,664.81
Jul-61            $35,436.32       $34,885.07        $33,223.15        $3,065.47     $1,591.12  $1,672.25
Aug-61            $35,898.16       $36,051.52        $34,029.35        $3,053.91     $1,593.37  $1,670.39
Sep-61            $34,682.36       $35,143.06        $33,404.46        $3,093.35     $1,596.05  $1,674.12
Oct-61            $35,589.90       $36,202.80        $34,400.65        $3,115.35     $1,599.01  $1,674.12
Nov-61            $37,771.88       $37,603.31        $35,939.70        $3,109.06     $1,601.48  $1,674.12
Dec-61            $38,071.63       $37,242.24        $36,106.00        $3,070.35     $1,604.47  $1,674.12
Jan-62            $38,590.93       $36,434.94        $34,783.87        $3,066.02     $1,608.33  $1,674.12
Feb-62            $39,314.32       $36,985.43        $35,511.48        $3,097.60     $1,611.58  $1,677.84
Mar-62            $39,537.39       $36,644.98        $35,349.05        $3,176.06     $1,614.86  $1,681.57
Apr-62            $36,463.91       $34,305.05        $33,204.21        $3,202.11     $1,618.49  $1,685.29
May-62            $32,785.54       $30,881.79        $30,511.84        $3,216.76     $1,622.38  $1,685.29
Jun-62            $30,212.73       $28,212.06        $28,060.86        $3,192.48     $1,625.55  $1,685.29
Jul-62            $32,517.57       $29,842.49        $29,890.57        $3,157.71     $1,629.88  $1,689.01
Aug-62            $33,457.94       $30,590.13        $30,511.69        $3,216.80     $1,633.70  $1,689.01
Sep-62            $31,253.77       $28,948.54        $29,092.41        $3,236.36     $1,637.07  $1,698.33
Oct-62            $30,087.19       $28,641.60        $29,278.54        $3,263.46     $1,641.25  $1,696.46
Nov-62            $33,841.80       $32,374.78        $32,459.19        $3,270.37     $1,644.53  $1,696.46
Dec-62            $33,540.10       $32,500.33        $32,954.48        $3,281.79     $1,648.33  $1,694.60
Jan-63            $36,579.94       $34,507.58        $34,620.50        $3,281.46     $1,652.46  $1,696.46
Feb-63            $36,705.11       $33,900.56        $33,794.21        $3,283.94     $1,656.21  $1,698.33
Mar-63            $37,251.07       $34,648.33        $35,045.27        $3,286.78     $1,660.00  $1,700.19
Apr-63            $38,412.18       $36,161.39        $36,798.34        $3,282.90     $1,664.21  $1,700.19
May-63            $40,088.18       $37,086.69        $37,510.06        $3,290.30     $1,668.25  $1,700.19
Jun-63            $39,613.50       $36,408.30        $36,805.43        $3,296.66     $1,672.02  $1,707.64
Jul-63            $39,743.63       $35,854.68        $36,725.86        $3,306.87     $1,676.50  $1,715.09
Aug-63            $41,799.21       $37,855.33        $38,691.50        $3,313.97     $1,680.66  $1,715.09
Sep-63            $41,118.30       $37,082.70        $38,317.93        $3,315.43     $1,685.25  $1,715.09
Oct-63            $42,090.09       $37,490.58        $39,616.57        $3,306.87     $1,690.17  $1,716.95
Nov-63            $41,642.25       $37,310.51        $39,434.57        $3,323.67     $1,694.74  $1,718.81
Dec-63            $41,443.95       $37,867.48        $40,468.50        $3,321.61     $1,699.70  $1,722.54
Jan-64            $42,580.55       $38,348.97        $41,612.10        $3,317.09     $1,704.72  $1,724.40
Feb-64            $44,134.02       $39,386.84        $42,222.47        $3,313.47     $1,709.20  $1,722.54
Mar-64            $45,099.18       $40,628.51        $42,917.11        $3,325.70     $1,714.54  $1,724.40
Apr-64            $45,520.14       $40,487.61        $43,237.70        $3,341.24     $1,719.57  $1,726.26
May-64            $46,233.80       $41,130.43        $43,939.67        $3,358.02     $1,723.96  $1,726.26
Jun-64            $46,985.47       $41,895.01        $44,721.49        $3,381.19     $1,729.22  $1,729.99
Jul-64            $48,856.86       $42,858.47        $45,591.95        $3,383.75     $1,734.35  $1,733.71
Aug-64            $48,715.32       $42,740.73        $45,054.78        $3,390.49     $1,739.27  $1,731.85
Sep-64            $50,675.87       $44,257.99        $46,409.22        $3,407.28     $1,744.15  $1,735.57
Oct-64            $51,716.09       $45,139.92        $46,855.77        $3,421.99     $1,749.26  $1,737.44
Nov-64            $51,772.05       $45,238.19        $46,877.84        $3,427.78     $1,754.33  $1,741.16
Dec-64            $51,192.67       $45,060.85        $47,138.81        $3,438.07     $1,759.79  $1,743.02
Jan-65            $53,901.63       $47,461.24        $48,762.93        $3,451.81     $1,764.77  $1,743.02
Feb-65            $56,003.09       $48,870.75        $48,913.31        $3,456.63     $1,770.03  $1,743.02
Mar-65            $57,335.46       $48,899.73        $48,264.33        $3,475.18     $1,776.38  $1,744.89
Apr-65            $60,252.06       $50,534.30        $49,984.04        $3,487.86     $1,781.81  $1,750.47
May-65            $59,781.61       $50,269.96        $49,832.58        $3,494.06     $1,787.35  $1,754.20
Jun-65            $54,397.50       $46,496.99        $47,476.80        $3,510.60     $1,793.67  $1,763.51
Jul-65            $56,837.34       $47,958.95        $48,176.65        $3,518.31     $1,799.23  $1,765.37
Aug-65            $60,219.61       $50,062.14        $49,487.73        $3,513.77     $1,805.17  $1,761.65
Sep-65            $62,310.38       $51,631.49        $51,139.78        $3,501.90     $1,810.81  $1,765.37
Oct-65            $65,875.96       $53,814.37        $52,617.82        $3,511.39     $1,816.51  $1,767.23
Nov-65            $68,319.04       $55,647.99        $52,452.71        $3,489.55     $1,822.87  $1,770.96
Dec-65            $72,567.39       $56,688.71        $53,008.08        $3,462.47     $1,828.90  $1,776.54
Jan-66            $78,050.58       $58,355.59        $53,334.98        $3,426.53     $1,835.83  $1,776.54
Feb-66            $80,479.36       $58,637.39        $52,634.43        $3,340.86     $1,842.21  $1,787.72
Mar-66            $78,934.80       $57,188.63        $51,555.42        $3,439.89     $1,849.30  $1,793.30
Apr-66            $81,644.63       $59,145.23        $52,687.89        $3,418.32     $1,855.62  $1,800.75
May-66            $73,797.11       $55,298.54        $50,095.75        $3,398.02     $1,863.28  $1,802.61
Jun-66            $73,708.56       $55,090.01        $49,362.90        $3,392.68     $1,870.28  $1,808.20
Jul-66            $73,617.01       $54,321.40        $48,768.72        $3,380.16     $1,876.90  $1,813.79
Aug-66            $65,669.10       $49,741.56        $45,233.57        $3,310.46     $1,884.60  $1,823.10
Sep-66            $64,594.88       $49,148.54        $44,993.02        $3,420.45     $1,892.15  $1,826.82
Oct-66            $63,901.91       $50,335.62        $47,214.46        $3,498.48     $1,900.72  $1,834.27
Nov-66            $67,041.28       $52,094.00        $47,661.86        $3,446.53     $1,908.28  $1,834.27
Dec-66            $67,479.13       $53,393.22        $47,673.73        $3,588.91     $1,915.95  $1,836.13
Jan-67            $79,884.02       $59,579.68        $51,477.90        $3,644.23     $1,924.21  $1,836.13
Feb-67            $83,474.81       $60,163.50        $51,846.43        $3,563.77     $1,931.08  $1,837.99
Mar-67            $88,606.34       $63,657.98        $53,967.37        $3,634.32     $1,938.61  $1,841.72
Apr-67            $91,003.40       $66,184.57        $56,324.71        $3,528.49     $1,944.90  $1,845.44
May-67            $90,232.33       $65,230.65        $53,640.62        $3,514.80     $1,951.39  $1,851.03
Jun-67            $99,410.67       $68,071.18        $54,658.29        $3,405.14     $1,956.58  $1,856.61
Jul-67           $108,862.34       $71,990.65        $57,215.09        $3,428.38     $1,962.74  $1,865.93
Aug-67           $109,084.97       $72,150.04        $56,816.53        $3,399.47     $1,968.85  $1,871.51
Sep-67           $115,244.34       $74,213.46        $58,758.12        $3,397.95     $1,975.16  $1,875.24
Oct-67           $111,661.86       $71,356.76        $57,135.93        $3,262.06     $1,982.94  $1,880.82
Nov-67           $112,964.50       $71,876.38        $57,507.08        $3,197.96     $1,989.98  $1,886.41
Dec-67           $123,870.43       $74,622.70        $59,103.82        $3,259.41     $1,996.61  $1,892.00
Jan-68           $125,779.40       $72,803.10        $56,591.91        $3,366.26     $2,004.68  $1,899.44
Feb-68           $116,860.64       $69,288.61        $55,113.34        $3,355.08     $2,012.45  $1,905.03
Mar-68           $115,586.15       $69,409.79        $55,717.76        $3,284.09     $2,020.10  $1,914.34
Apr-68           $132,468.44       $77,068.68        $60,362.95        $3,358.56     $2,028.77  $1,919.93
May-68           $145,697.66       $80,528.83        $61,334.07        $3,372.95     $2,037.82  $1,925.52
Jun-68           $146,136.79       $81,731.45        $61,980.47        $3,450.53     $2,046.48  $1,936.69
Jul-68           $141,088.06       $78,697.82        $60,916.14        $3,550.30     $2,056.24  $1,946.00
Aug-68           $146,266.41       $80,475.53        $61,913.34        $3,549.27     $2,064.92  $1,951.59
Sep-68           $155,033.92       $85,280.72        $64,387.09        $3,512.96     $2,073.71  $1,957.18
Oct-68           $155,505.37       $86,279.44        $64,945.26        $3,466.49     $2,082.76  $1,968.35
Nov-68           $167,387.54       $92,663.60        $68,393.20        $3,373.27     $2,091.61  $1,975.80
Dec-68           $168,428.52       $90,068.47        $65,641.54        $3,250.92     $2,100.55  $1,981.38
Jan-69           $165,633.62       $89,305.77        $65,192.81        $3,184.09     $2,111.61  $1,986.97
Feb-69           $149,238.05       $83,279.95        $62,414.49        $3,197.35     $2,121.35  $1,994.42
Mar-69           $155,141.90       $84,835.12        $64,653.36        $3,200.65     $2,131.19  $2,011.18
Apr-69           $161,264.89       $85,996.26        $66,131.02        $3,337.18     $2,142.55  $2,024.22
May-69           $164,062.67       $85,993.94        $66,303.22        $3,173.59     $2,152.91  $2,029.80
Jun-69           $144,953.97       $78,521.41        $62,707.99        $3,241.62     $2,163.93  $2,042.84
Jul-69           $129,448.82       $72,910.50        $59,024.21        $3,267.31     $2,175.43  $2,052.15
Aug-69           $138,925.38       $77,050.80        $61,704.50        $3,244.83     $2,186.41  $2,061.46
Sep-69           $135,301.37       $76,235.83        $60,250.87        $3,072.50     $2,200.00  $2,070.77
Oct-69           $143,552.05       $82,457.13        $63,013.67        $3,184.72     $2,213.12  $2,078.22
Nov-69           $135,552.18       $79,262.00        $61,140.91        $3,107.21     $2,224.53  $2,089.39
Dec-69           $126,233.24       $77,439.21        $60,059.02        $3,085.98     $2,238.85  $2,102.43
Jan-70           $118,554.47       $71,743.33        $55,593.75        $3,079.38     $2,252.38  $2,109.88
Feb-70           $123,144.90       $76,296.02        $58,850.10        $3,260.13     $2,266.30  $2,121.05
Mar-70           $119,640.94       $75,932.54        $59,027.65        $3,238.03     $2,279.23  $2,132.22
Apr-70            $98,969.62       $66,256.69        $53,778.85        $3,104.23     $2,290.72  $2,145.26
May-70            $88,762.28       $60,440.41        $50,836.61        $2,958.83     $2,302.79  $2,154.57
Jun-70            $80,518.58       $57,121.56        $48,386.08        $3,102.74     $2,316.17  $2,165.74
Jul-70            $84,975.44       $61,881.56        $52,025.68        $3,201.86     $2,328.29  $2,173.19
Aug-70            $93,037.06       $65,661.60        $54,671.97        $3,195.71     $2,340.72  $2,176.92
Sep-70           $103,140.05       $70,483.98        $56,569.91        $3,268.53     $2,353.29  $2,188.09
Oct-70            $95,856.19       $67,678.37        $56,019.03        $3,233.04     $2,364.11  $2,199.26
Nov-70            $97,170.38       $70,778.92        $59,020.19        $3,488.84     $2,374.88  $2,206.71
Dec-70           $104,225.92       $76,909.57        $62,465.32        $3,459.57     $2,384.93  $2,217.89
Jan-71           $120,819.94       $82,831.30        $65,081.87        $3,634.50     $2,394.05  $2,219.75
Feb-71           $124,647.15       $84,585.92        $65,998.22        $3,575.22     $2,401.99  $2,223.47
Mar-71           $131,675.51       $88,875.36        $68,522.19        $3,763.34     $2,409.14  $2,230.92
Apr-71           $134,922.76       $91,798.55        $71,104.31        $3,656.80     $2,415.79  $2,238.37
May-71           $126,760.20       $88,689.80        $68,491.37        $3,654.64     $2,422.88  $2,249.54
Jun-71           $122,710.47       $88,898.93        $68,635.75        $3,596.65     $2,431.93  $2,262.58
Jul-71           $115,802.24       $84,515.94        $65,895.81        $3,607.30     $2,441.70  $2,268.17
Aug-71           $122,555.36       $88,983.03        $68,612.17        $3,777.15     $2,453.12  $2,273.75
Sep-71           $119,780.46       $88,594.36        $68,231.09        $3,854.03     $2,462.13  $2,275.62
Oct-71           $113,179.72       $84,848.50        $65,476.61        $3,918.32     $2,471.18  $2,279.34
Nov-71           $108,954.49       $83,513.32        $65,650.31        $3,900.02     $2,480.39  $2,283.07
Dec-71           $121,422.81       $92,476.47        $71,405.81        $3,917.26     $2,489.54  $2,292.38
Jan-72           $135,141.77       $95,480.85        $72,790.73        $3,892.39     $2,496.71  $2,294.24
Feb-72           $139,140.61       $98,366.66        $74,968.70        $3,926.66     $2,502.90  $2,305.41
Mar-72           $137,144.08       $99,415.25        $75,510.35        $3,894.54     $2,509.72  $2,309.14
Apr-72           $138,911.87       $99,357.59        $75,940.00        $3,905.10     $2,516.95  $2,314.72
May-72           $136,257.40       $99,481.89        $77,604.53        $4,010.68     $2,524.53  $2,322.17
Jun-72           $132,099.51       $96,070.65        $76,010.38        $3,984.77     $2,531.94  $2,327.76
Jul-72           $126,644.59       $93,923.57        $76,287.06        $4,070.66     $2,539.85  $2,337.07
Aug-72           $129,005.25       $97,029.43        $79,270.64        $4,082.27     $2,547.11  $2,340.79
Sep-72           $124,506.32       $94,999.19        $78,985.19        $4,048.56     $2,555.81  $2,350.11
Oct-72           $122,328.58       $94,994.91        $79,828.28        $4,143.44     $2,565.97  $2,357.56
Nov-72           $129,576.42      $101,508.05        $83,856.17        $4,237.15     $2,575.48  $2,363.14
Dec-72           $126,806.86      $100,224.18        $84,955.86        $4,140.00     $2,585.13  $2,370.59
Jan-73           $121,328.67       $94,000.36        $83,602.94        $4,007.10     $2,596.43  $2,378.04
Feb-73           $111,635.00       $88,167.26        $80,821.72        $4,012.70     $2,607.20  $2,394.80
Mar-73           $109,318.35       $85,821.57        $80,807.26        $4,045.60     $2,619.09  $2,417.15
Apr-73           $102,526.51       $80,438.92        $77,619.00        $4,064.01     $2,632.74  $2,433.91
May-73            $94,210.58       $75,668.65        $76,537.85        $4,021.50     $2,646.10  $2,448.80
Jun-73            $91,476.50       $73,060.81        $76,144.06        $4,013.01     $2,659.71  $2,465.56
Jul-73           $102,397.51       $80,435.28        $79,145.74        $3,839.17     $2,676.72  $2,471.15
Aug-73            $97,836.73       $78,395.76        $76,629.93        $3,989.46     $2,695.45  $2,515.84
Sep-73           $108,242.05       $87,304.97        $79,812.76        $4,116.29     $2,713.83  $2,523.29
Oct-73           $109,155.18       $86,536.25        $79,834.86        $4,204.89     $2,731.53  $2,543.78
Nov-73            $87,736.64       $72,273.34        $71,194.50        $4,128.11     $2,746.77  $2,562.40
Dec-73            $87,617.94       $74,096.58        $72,500.28        $4,094.17     $2,764.29  $2,579.16
Jan-74            $99,238.35       $77,597.20        $71,883.44        $4,060.27     $2,781.61  $2,601.51
Feb-74            $98,393.04       $78,422.45        $72,017.43        $4,050.49     $2,797.77  $2,635.03
Mar-74            $97,661.29       $76,398.60        $70,453.14        $3,932.34     $2,813.37  $2,664.82
Apr-74            $93,129.42       $71,613.14        $67,821.86        $3,832.97     $2,834.59  $2,679.72
May-74            $85,745.19       $67,059.26        $65,974.46        $3,879.99     $2,855.95  $2,709.52
Jun-74            $84,485.16       $64,828.81        $65,126.69        $3,897.31     $2,873.15  $2,735.59
Jul-74            $82,636.96       $62,286.16        $60,182.73        $3,886.00     $2,893.40  $2,756.07
Aug-74            $77,008.81       $56,978.07        $55,197.25        $3,795.73     $2,910.63  $2,791.45
Sep-74            $71,978.13       $52,524.09        $48,740.33        $3,889.60     $2,934.11  $2,824.97
Oct-74            $79,628.61       $59,963.29        $56,817.67        $4,079.89     $2,948.94  $2,849.18
Nov-74            $76,143.03       $58,602.12        $54,272.81        $4,200.45     $2,964.84  $2,873.39
Dec-74            $70,142.43       $56,245.91        $53,310.99        $4,272.46     $2,985.52  $2,893.88
Jan-75            $89,551.12       $69,134.37        $59,982.65        $4,368.47     $3,002.91  $2,906.91
Feb-75            $92,105.21       $72,559.98        $64,026.68        $4,425.90     $3,015.96  $2,927.40
Mar-75            $97,799.15       $77,448.49        $65,541.23        $4,307.68     $3,028.43  $2,938.57
Apr-75           $102,990.23       $81,197.85        $68,772.67        $4,229.33     $3,041.69  $2,953.47
May-75           $109,821.37       $86,138.34        $72,270.38        $4,319.04     $3,054.94  $2,966.51
Jun-75           $118,052.59       $92,213.50        $75,608.40        $4,445.13     $3,067.43  $2,990.72
Jul-75           $115,055.82       $87,109.76        $70,628.23        $4,406.51     $3,082.29  $3,022.37
Aug-75           $108,456.45       $84,179.48        $69,609.56        $4,376.54     $3,097.10  $3,031.68
Sep-75           $106,487.86       $81,058.94        $67,326.09        $4,333.61     $3,113.42  $3,046.58
Oct-75           $105,954.46       $85,745.53        $71,612.74        $4,539.41     $3,130.71  $3,065.20
Nov-75           $109,341.19       $89,288.62        $73,856.65        $4,490.02     $3,143.54  $3,083.82
Dec-75           $107,188.70       $88,838.87        $73,144.31        $4,665.35     $3,158.79  $3,096.86
Jan-76           $135,959.75      $103,215.40        $81,916.14        $4,707.45     $3,173.57  $3,104.31
Feb-76           $154,853.81      $107,034.88        $81,441.02        $4,736.41     $3,184.28  $3,111.76
Mar-76           $154,625.71      $109,076.79        $84,094.70        $4,814.84     $3,197.07  $3,119.21
Apr-76           $149,081.45      $107,647.77        $83,262.50        $4,823.73     $3,210.48  $3,132.24
May-76           $143,698.12      $105,841.66        $82,653.85        $4,747.37     $3,222.50  $3,150.86
Jun-76           $150,298.46      $112,477.19        $86,185.07        $4,845.95     $3,236.51  $3,167.62
Jul-76           $150,975.85      $111,977.79        $85,595.82        $4,883.67     $3,251.58  $3,186.25
Aug-76           $146,591.97      $111,323.95        $85,716.60        $4,986.95     $3,265.26  $3,201.14
Sep-76           $148,123.27      $114,143.90        $87,829.77        $5,059.27     $3,279.52  $3,214.18
Oct-76           $145,028.38      $111,634.45        $86,024.60        $5,101.70     $3,292.92  $3,227.22
Nov-76           $150,881.15      $115,648.49        $85,945.98        $5,274.43     $3,305.96  $3,236.53
Dec-76           $168,690.85      $124,350.80        $90,584.22        $5,447.02     $3,319.33  $3,245.84
Jan-77           $176,275.19      $121,821.51        $86,151.12        $5,235.79     $3,331.26  $3,264.46
Feb-77           $175,587.37      $119,238.65        $84,849.12        $5,210.03     $3,342.97  $3,297.98
Mar-77           $177,879.66      $119,627.49        $83,841.03        $5,257.48     $3,355.55  $3,318.46
Apr-77           $181,941.19      $121,609.12        $83,956.06        $5,294.69     $3,368.15  $3,344.53
May-77           $181,433.94      $120,743.14        $82,698.90        $5,360.91     $3,380.66  $3,363.16
Jun-77           $195,444.81      $127,536.39        $86,625.61        $5,448.97     $3,394.13  $3,385.50
Jul-77           $196,028.21      $125,016.91        $85,316.95        $5,410.77     $3,408.29  $3,400.40
Aug-77           $193,924.44      $122,929.37        $84,185.65        $5,517.94     $3,423.34  $3,413.44
Sep-77           $195,714.55      $123,479.48        $84,187.00        $5,502.21     $3,438.17  $3,426.47
Oct-77           $189,249.12      $119,521.23        $80,690.12        $5,450.99     $3,455.11  $3,435.78
Nov-77           $209,804.23      $127,429.35        $83,675.17        $5,501.86     $3,472.39  $3,452.54
Dec-77           $211,499.66      $128,415.52        $84,076.65        $5,409.54     $3,489.29  $3,465.58
Jan-78           $207,501.68      $122,079.63        $79,062.15        $5,366.10     $3,506.36  $3,484.20
Feb-78           $214,706.55      $121,677.38        $77,785.61        $5,368.30     $3,522.49  $3,508.41
Mar-78           $236,867.70      $128,171.54        $79,933.11        $5,357.18     $3,541.11  $3,532.62
Apr-78           $255,527.90      $137,510.63        $86,887.94        $5,354.61     $3,560.08  $3,564.27
May-78           $276,484.00      $142,893.35        $88,072.39        $5,323.40     $3,578.20  $3,599.66
Jun-78           $271,253.75      $142,291.63        $86,730.08        $5,290.28     $3,597.41  $3,636.90
Jul-78           $289,806.97      $151,427.60        $91,582.71        $5,365.82     $3,617.52  $3,662.97
Aug-78           $317,009.70      $159,887.26        $94,696.44        $5,482.65     $3,637.60  $3,681.59
Sep-78           $316,002.24      $157,544.59        $94,239.90        $5,424.64     $3,660.11  $3,707.66
Oct-78           $239,303.44      $135,703.39        $85,847.09        $5,316.20     $3,685.02  $3,737.46
Nov-78           $256,810.88      $139,940.73        $88,078.25        $5,416.47     $3,710.81  $3,757.94
Dec-78           $261,119.91      $141,555.37        $89,592.23        $5,345.84     $3,739.85  $3,778.43
Jan-79           $295,623.25      $151,371.10        $93,367.65        $5,448.02     $3,768.70  $3,811.95
Feb-79           $287,278.69      $146,157.43        $90,716.94        $5,374.63     $3,796.36  $3,856.64
Mar-79           $319,447.59      $158,316.55        $95,934.07        $5,444.16     $3,827.23  $3,893.88
Apr-79           $331,805.10      $160,382.27        $96,280.39        $5,383.08     $3,857.69  $3,938.58
May-79           $332,955.47      $159,078.20        $94,660.96        $5,523.67     $3,889.17  $3,986.99
Jun-79           $348,676.29      $168,993.86        $98,541.11        $5,695.57     $3,920.68  $4,024.24
Jul-79           $354,641.80      $174,371.08        $99,620.13        $5,647.10     $3,950.71  $4,076.38
Aug-79           $381,457.32      $187,068.78       $105,702.94        $5,627.17     $3,981.01  $4,117.34
Sep-79           $368,351.21      $186,140.92       $105,970.37        $5,558.63     $4,014.02  $4,160.18
Oct-79           $325,826.91      $169,769.45        $99,021.89        $5,091.37     $4,049.04  $4,197.42
Nov-79           $353,795.89      $182,297.25       $104,112.61        $5,249.90     $4,089.01  $4,236.53
Dec-79           $374,613.95      $188,373.22       $106,112.61        $5,279.87     $4,127.90  $4,281.22
Jan-80           $405,926.05      $197,633.65       $112,588.66        $4,888.69     $4,160.79  $4,342.67
Feb-80           $394,410.74      $190,908.17       $112,934.31        $4,660.34     $4,197.65  $4,402.27
Mar-80           $324,303.05      $166,941.18       $101,792.21        $4,513.72     $4,248.25  $4,465.58
Apr-80           $346,794.76      $178,498.35       $106,162.15        $5,201.37     $4,301.59  $4,515.86
May-80           $372,813.73      $192,317.87       $112,129.52        $5,419.18     $4,336.41  $4,560.55
Jun-80           $389,666.41      $200,957.94       $115,445.19        $5,613.48     $4,362.91  $4,610.83
Jul-80           $441,223.56      $218,663.34       $123,249.29        $5,346.28     $4,385.96  $4,614.56
Aug-80           $467,894.20      $223,749.89       $124,865.09        $5,115.48     $4,413.97  $4,644.35
Sep-80           $487,473.23      $230,682.11       $128,368.80        $4,981.66     $4,447.23  $4,687.18
Oct-80           $503,724.61      $233,541.41       $130,762.88        $4,850.69     $4,489.50  $4,728.15
Nov-80           $542,326.04      $251,611.91       $145,085.34        $4,899.28     $4,532.46  $4,770.98
Dec-80           $523,992.16      $246,074.19       $140,513.70        $5,071.50     $4,591.69  $4,811.95
Jan-81           $534,838.80      $242,216.73       $134,359.20        $5,013.07     $4,639.31  $4,851.06
Feb-81           $539,866.29      $248,400.04       $137,153.87        $4,794.75     $4,688.91  $4,901.34
Mar-81           $590,775.68      $269,063.69       $142,365.72        $4,978.98     $4,745.54  $4,936.72
Apr-81           $629,589.64      $269,522.71       $139,333.33        $4,721.32     $4,796.58  $4,968.38
May-81           $656,158.32      $276,433.28       $140,197.19        $5,014.94     $4,851.95  $5,009.35
Jun-81           $661,145.13      $272,431.63       $139,075.62        $4,925.02     $4,917.33  $5,052.18
Jul-81           $640,252.94      $268,528.23       $139,172.97        $4,751.22     $4,978.30  $5,109.91
Aug-81           $596,459.64      $254,070.40       $131,462.79        $4,567.87     $5,042.04  $5,149.01
Sep-81           $552,739.15      $238,454.98       $124,863.36        $4,501.68     $5,104.77  $5,201.16
Oct-81           $593,752.39      $253,224.40       $131,456.14        $4,874.87     $5,166.30  $5,212.33
Nov-81           $610,139.96      $264,781.31       $137,253.36        $5,562.24     $5,221.45  $5,227.23
Dec-81           $596,716.88      $257,891.70       $133,616.14        $5,165.71     $5,267.08  $5,242.13
Jan-82           $585,021.23      $248,913.72       $131,438.20        $5,189.37     $5,308.99  $5,260.75
Feb-82           $567,704.60      $239,928.68       $124,708.56        $5,283.80     $5,358.04  $5,277.51
Mar-82           $562,822.34      $238,960.81       $123,960.31        $5,405.82     $5,410.56  $5,271.92
Apr-82           $584,378.44      $251,047.92       $129,092.27        $5,607.67     $5,471.65  $5,294.27
May-82           $569,885.85      $240,977.14       $125,374.41        $5,626.75     $5,529.58  $5,346.41
Jun-82           $560,824.67      $237,322.23       $123,192.90        $5,501.38     $5,582.51  $5,411.59
Jul-82           $559,983.43      $230,449.38       $120,544.25        $5,777.12     $5,641.17  $5,441.38
Aug-82           $599,070.27      $259,854.72       $135,817.21        $6,228.22     $5,684.17  $5,452.55
Sep-82           $618,659.87      $266,031.47       $137,311.20        $6,613.33     $5,713.26  $5,461.87
Oct-82           $699,394.98      $302,513.70       $152,772.44        $7,032.84     $5,746.98  $5,476.77
Nov-82           $753,877.85      $320,482.41       $159,463.87        $7,031.43     $5,783.42  $5,467.46
Dec-82           $763,829.04      $324,036.23       $162,222.59        $7,250.66     $5,822.39  $5,445.09
Jan-83           $811,792.92      $335,736.86       $167,867.94        $7,026.62     $5,862.36  $5,458.13
Feb-83           $869,616.93      $347,863.00       $172,232.51        $7,372.08     $5,898.62  $5,459.99
Mar-83           $915,267.47      $361,566.37       $178,518.99        $7,302.86     $5,935.94  $5,463.71
Apr-83           $985,448.35      $384,904.39       $192,050.73        $7,558.14     $5,978.32  $5,502.82
May-83         $1,071,149.83      $400,982.62       $191,052.07        $7,266.55     $6,019.61  $5,532.62
Jun-83         $1,108,462.27      $415,459.30       $198,350.26        $7,294.92     $6,059.71  $5,551.24
Jul-83         $1,098,662.35      $403,256.01       $192,141.89        $6,940.09     $6,104.56  $5,573.59
Aug-83         $1,077,053.86      $403,047.93       $195,408.31        $6,953.95     $6,151.05  $5,592.21
Sep-83         $1,091,418.53      $414,779.45       $198,065.86        $7,304.88     $6,197.84  $5,620.14
Oct-83         $1,029,455.43      $402,241.91       $195,411.78        $7,208.75     $6,245.02  $5,635.04
Nov-83         $1,082,532.09      $420,584.54       $199,964.87        $7,341.01     $6,288.95  $5,644.35
Dec-83         $1,066,827.80      $414,793.93       $198,745.09        $7,297.92     $6,334.66  $5,651.80
Jan-84         $1,065,974.33      $402,600.24       $197,453.24        $7,475.67     $6,382.74  $5,683.46
Feb-84           $997,218.99      $381,042.60       $190,976.78        $7,342.61     $6,428.29  $5,709.53
Mar-84         $1,014,570.60      $387,618.26       $194,242.48        $7,227.77     $6,475.09  $5,722.56
Apr-84         $1,005,946.75      $382,893.58       $195,582.75        $7,151.52     $6,527.79  $5,750.49
May-84           $953,536.93      $362,248.72       $185,138.63        $6,782.43     $6,578.95  $5,767.26
Jun-84           $982,143.04      $372,265.62       $189,230.20        $6,883.97     $6,628.51  $5,785.88
Jul-84           $940,893.03      $360,341.96       $186,524.21        $7,361.00     $6,682.77  $5,804.50
Aug-84         $1,034,794.15      $403,719.92       $207,508.18        $7,557.12     $6,738.28  $5,828.71
Sep-84         $1,037,588.10      $406,392.95       $207,549.68        $7,815.95     $6,796.15  $5,856.65
Oct-84         $1,015,072.43      $407,180.54       $208,089.31        $8,254.33     $6,863.82  $5,871.54
Nov-84           $980,966.00      $405,301.40       $205,987.61        $8,351.73     $6,914.16  $5,871.54
Dec-84           $995,680.49      $414,408.12       $211,199.09        $8,427.41     $6,958.59  $5,875.27
Jan-85         $1,101,123.05      $454,735.00       $227,419.19        $8,734.18     $7,003.64  $5,886.44
Feb-85         $1,131,073.60      $460,114.97       $230,534.83        $8,303.67     $7,044.13  $5,910.65
Mar-85         $1,106,868.62      $457,971.76       $230,949.79        $8,558.47     $7,087.52  $5,936.73
Apr-85         $1,087,609.11      $454,417.44       $230,210.75        $8,765.86     $7,138.28  $5,960.93
May-85         $1,117,627.12      $479,285.88       $244,368.71        $9,551.03     $7,185.64  $5,983.28
Jun-85         $1,129,473.97      $490,475.77       $248,254.18        $9,686.43     $7,225.49  $6,001.83
Jul-85         $1,158,840.29      $492,366.07       $247,608.71        $9,512.27     $7,270.62  $6,011.14
Aug-85         $1,150,496.64      $491,075.08       $246,098.30        $9,758.54     $7,310.62  $6,024.18
Sep-85         $1,087,909.62      $468,930.05       $238,198.55        $9,738.15     $7,354.84  $6,042.80
Oct-85         $1,116,304.06      $490,003.30       $248,846.02       $10,066.87     $7,402.56  $6,061.42
Nov-85         $1,185,514.91      $521,864.78       $266,663.40       $10,470.89     $7,447.58  $6,081.90
Dec-85         $1,241,234.11      $543,455.90       $279,116.58       $11,037.11     $7,496.02  $6,096.80
Jan-86         $1,255,135.94      $554,165.78       $280,344.69       $11,009.19     $7,537.93  $6,115.42
Feb-86         $1,345,380.21      $592,859.30       $301,678.92       $12,270.26     $7,577.85  $6,098.66
Mar-86         $1,409,554.85      $622,242.00       $318,391.93       $13,214.73     $7,622.96  $6,070.73
Apr-86         $1,418,576.00      $615,312.71       $314,443.87       $13,109.14     $7,662.67  $6,057.70
May-86         $1,469,644.73      $642,900.26       $331,706.84       $12,446.74     $7,700.47  $6,076.32
Jun-86         $1,473,465.81      $644,909.32       $337,213.18       $13,210.28     $7,740.87  $6,106.11
Jul-86         $1,368,849.73      $606,142.53       $318,025.75       $13,067.61     $7,781.12  $6,107.94
Aug-86         $1,398,690.66      $654,873.36       $341,814.07       $13,720.04     $7,816.92  $6,118.94
Sep-86         $1,320,503.85      $615,140.23       $313,716.96       $13,033.90     $7,852.09  $6,148.92
Oct-86         $1,366,193.28      $650,592.60       $331,159.62       $13,410.50     $7,888.56  $6,154.51
Nov-86         $1,361,958.08      $658,754.94       $339,637.30       $13,768.71     $7,919.36  $6,160.10
Dec-86         $1,326,274.78      $637,734.07       $330,670.88       $13,744.61     $7,957.96  $6,165.69
Jan-87         $1,451,342.50      $718,270.32       $375,079.98       $13,965.53     $7,990.99  $6,202.93
Feb-87         $1,568,756.10      $755,741.04       $390,570.78       $14,247.34     $8,025.47  $6,227.14
Mar-87         $1,605,308.12      $769,692.78       $401,194.30       $13,930.33     $8,063.23  $6,255.08
Apr-87         $1,555,061.97      $754,653.75       $397,663.79       $13,271.43     $8,099.04  $6,288.60
May-87         $1,548,997.23      $760,734.00       $401,759.73       $13,131.68     $8,129.50  $6,307.22
Jun-87         $1,590,200.56      $789,950.75       $421,807.54       $13,260.28     $8,168.67  $6,333.28
Jul-87         $1,648,083.86      $834,583.75       $442,813.56       $13,023.85     $8,206.03  $6,346.32
Aug-87         $1,695,383.87      $857,557.34       $459,861.88       $12,809.61     $8,244.69  $6,381.70
Sep-87         $1,681,651.26      $847,466.46       $449,744.92       $12,337.32     $8,281.96  $6,413.36
Oct-87         $1,190,777.24      $639,914.30       $352,959.81       $13,105.71     $8,331.43  $6,430.12
Nov-87         $1,143,503.38      $610,420.01       $324,052.40       $13,154.08     $8,360.19  $6,439.43
Dec-87         $1,202,965.56      $658,225.05       $347,967.47       $13,371.57     $8,392.91  $6,437.57
Jan-88         $1,269,850.44      $689,811.96       $362,825.68       $14,262.73     $8,417.60  $6,454.30
Feb-88         $1,366,359.07      $743,631.77       $379,878.48       $14,337.17     $8,455.95  $6,471.04
Mar-88         $1,422,106.52      $748,752.42       $368,406.15       $13,897.45     $8,493.22  $6,498.93
Apr-88         $1,451,828.55      $754,907.17       $372,384.94       $13,675.23     $8,532.42  $6,532.40
May-88         $1,425,840.82      $755,802.49       $375,289.54       $13,536.02     $8,575.54  $6,554.71
Jun-88         $1,513,102.28      $805,685.45       $392,702.98       $14,034.71     $8,617.15  $6,582.61
Jul-88         $1,509,319.52      $794,732.96       $391,132.16       $13,796.68     $8,660.86  $6,610.50
Aug-88         $1,472,190.26      $781,236.01       $378,185.69       $13,876.47     $8,712.29  $6,638.39
Sep-88         $1,505,608.98      $800,459.11       $394,220.76       $14,354.90     $8,766.02  $6,683.02
Oct-88         $1,487,089.99      $808,028.25       $404,982.99       $14,796.34     $8,819.50  $6,705.33
Nov-88         $1,422,104.16      $790,724.32       $399,232.23       $14,505.89     $8,869.43  $6,710.91
Dec-88         $1,478,135.07      $810,118.42       $406,458.33       $14,665.01     $8,925.68  $6,722.07
Jan-89         $1,537,851.72      $857,600.27       $435,845.27       $14,963.10     $8,974.89  $6,755.54
Feb-89         $1,550,615.89      $855,396.24       $424,992.72       $14,694.96     $9,029.92  $6,783.43
Mar-89         $1,606,127.94      $865,767.06       $435,022.55       $14,874.80     $9,090.47  $6,822.48
Apr-89         $1,650,938.91      $905,800.13       $457,469.72       $15,111.25     $9,151.81  $6,867.11
May-89         $1,710,702.90      $940,286.66       $475,860.00       $15,717.48     $9,223.87  $6,906.16
Jun-89         $1,676,317.77      $940,831.08       $473,290.36       $16,582.21     $9,289.29  $6,922.89
Jul-89         $1,744,543.90    $1,007,468.27       $515,791.83       $16,976.50     $9,353.90  $6,939.62
Aug-89         $1,765,827.34    $1,038,795.49       $525,746.61       $16,537.49     $9,423.04  $6,950.78
Sep-89         $1,765,827.34    $1,019,288.99       $523,696.20       $16,569.47     $9,484.72  $6,973.09
Oct-89         $1,659,171.37      $967,456.11       $511,494.08       $17,198.12     $9,548.88  $7,006.56
Nov-89         $1,650,709.59      $984,947.71       $522,133.16       $17,332.44     $9,614.44  $7,023.30
Dec-89         $1,628,590.08    $1,002,677.76       $534,455.50       $17,321.52     $9,672.79  $7,034.46
Jan-90         $1,504,165.81      $929,741.97       $498,593.53       $16,727.74     $9,727.64  $7,106.98
Feb-90         $1,532,293.71      $947,302.94       $505,025.39       $16,686.42     $9,782.88  $7,140.45
Mar-90         $1,588,682.12      $969,608.14       $518,307.56       $16,613.33     $9,845.89  $7,179.51
Apr-90         $1,546,423.17      $928,343.55       $505,505.36       $16,277.74     $9,913.56  $7,190.66
May-90         $1,633,177.51    $1,007,446.78       $554,792.13       $16,953.64     $9,980.69  $7,207.40
Jun-90         $1,656,695.27      $996,498.85       $550,908.59       $17,344.41    $10,043.08  $7,246.45
Jul-90         $1,593,409.51      $977,307.28       $549,145.68       $17,529.52    $10,111.08  $7,274.34
Aug-90         $1,386,903.63      $880,832.39       $499,557.82       $16,795.91    $10,177.53  $7,341.28
Sep-90         $1,271,929.32      $823,250.62       $474,979.58       $16,992.14    $10,238.43  $7,402.64
Oct-90         $1,199,174.96      $790,324.71       $473,222.16       $17,357.88    $10,308.24  $7,447.27
Nov-90         $1,253,137.84      $860,249.48       $503,697.66       $18,055.68    $10,366.49  $7,464.01
Dec-90         $1,277,448.71      $895,011.30       $517,498.98       $18,392.42    $10,428.57  $7,464.01
Jan-91         $1,384,882.15      $951,102.55       $540,372.43       $18,632.17    $10,482.56  $7,508.63
Feb-91         $1,539,019.53    $1,039,170.85       $579,063.10       $18,688.81    $10,532.53  $7,519.79
Mar-91         $1,643,672.86    $1,072,685.15       $592,844.80       $18,760.01    $10,578.78  $7,530.95
Apr-91         $1,649,261.35    $1,085,449.03       $594,504.77       $19,023.20    $10,635.22  $7,542.10
May-91         $1,704,346.68    $1,137,165.25       $619,949.57       $19,024.13    $10,685.43  $7,564.42
Jun-91         $1,621,685.86    $1,087,682.64       $591,617.88       $18,903.90    $10,730.00  $7,586.73
Jul-91         $1,687,688.48    $1,135,930.06       $619,305.59       $19,201.54    $10,782.41  $7,597.89
Aug-91         $1,731,737.15    $1,164,687.27       $633,859.27       $19,855.18    $10,832.11  $7,620.21
Sep-91         $1,737,278.71    $1,153,903.43       $623,463.98       $20,457.68    $10,881.49  $7,653.68
Oct-91         $1,792,350.44    $1,170,523.10       $631,818.40       $20,568.93    $10,927.69  $7,664.83
Nov-91         $1,742,881.57    $1,118,567.09       $606,292.94       $20,737.59    $10,970.48  $7,687.15
Dec-91         $1,847,628.75    $1,230,610.60       $675,592.22       $21,942.05    $11,012.08  $7,692.73
Jan-92         $2,056,041.28    $1,266,466.90       $663,026.20       $21,230.91    $11,049.42  $7,703.88
Feb-92         $2,148,974.35    $1,301,122.50       $671,512.94       $21,339.32    $11,080.67  $7,731.77
Mar-92         $2,095,464.89    $1,273,880.90       $658,351.28       $21,139.73    $11,118.07  $7,770.82
Apr-92         $2,011,017.65    $1,284,615.90       $677,509.31       $21,173.31    $11,154.19  $7,781.98
May-92         $2,008,202.23    $1,284,784.18       $681,167.86       $21,686.96    $11,184.96  $7,793.14
Jun-92         $1,903,976.53    $1,254,568.63       $671,290.92       $22,120.80    $11,220.77  $7,821.03
Jul-92         $1,974,423.67    $1,312,847.10       $698,343.95       $23,000.72    $11,255.30  $7,837.77
Aug-92         $1,929,406.80    $1,289,503.37       $684,237.40       $23,154.56    $11,284.62  $7,860.08
Sep-92         $1,954,682.03    $1,311,038.07       $692,106.13       $23,583.97    $11,313.65  $7,882.39
Oct-92         $2,005,308.30    $1,349,987.70       $694,597.71       $23,116.77    $11,339.51  $7,910.29
Nov-92         $2,182,778.09    $1,417,167.14       $718,005.66       $23,139.83    $11,366.11  $7,921.44
Dec-92         $2,279,038.60    $1,457,549.32       $727,411.53       $23,709.23    $11,398.20  $7,915.86
Jan-93         $2,402,790.40    $1,495,530.14       $732,721.63       $24,373.99    $11,424.81  $7,954.91
Feb-93         $2,359,540.17    $1,500,279.94       $742,613.38       $25,236.55    $11,450.05  $7,982.81
Mar-93         $2,427,730.88    $1,559,932.57       $758,579.57       $25,290.20    $11,479.11  $8,010.70
Apr-93         $2,353,442.32    $1,521,360.12       $739,994.37       $25,472.00    $11,506.33  $8,033.01
May-93         $2,433,930.05    $1,573,878.99       $759,974.21       $25,590.63    $11,531.28  $8,044.17
Jun-93         $2,424,681.11    $1,598,404.75       $762,482.13       $26,738.84    $11,560.54  $8,055.33
Jul-93         $2,464,930.82    $1,594,950.60       $758,898.46       $27,250.88    $11,588.31  $8,055.33
Aug-93         $2,548,491.97    $1,670,332.75       $787,812.50       $28,433.02    $11,617.33  $8,077.64
Sep-93         $2,629,024.31    $1,674,062.60       $781,982.68       $28,447.88    $11,647.10  $8,094.38
Oct-93         $2,752,851.36    $1,685,842.98       $797,856.93       $28,721.97    $11,672.83  $8,127.85
Nov-93         $2,704,676.46    $1,644,253.23       $790,357.08       $27,978.77    $11,701.91  $8,133.42
Dec-93         $2,757,147.19    $1,710,707.37       $800,078.47       $28,033.90    $11,728.40  $8,133.42
Jan-94         $2,927,538.88    $1,762,230.46       $826,881.10       $28,755.26    $11,757.76  $8,155.74
Feb-94         $2,920,805.54    $1,735,025.14       $804,555.31       $27,462.48    $11,782.68  $8,183.64
Mar-94         $2,790,537.62    $1,659,849.97       $769,557.15       $26,377.78    $11,814.43  $8,211.53
Apr-94         $2,807,280.84    $1,676,554.70       $779,561.40       $25,981.13    $11,846.46  $8,222.68
May-94         $2,803,912.10    $1,668,676.57       $792,268.25       $25,767.14    $11,883.78  $8,228.26
Jun-94         $2,730,449.61    $1,627,316.76       $772,699.22       $25,508.25    $11,920.83  $8,256.16
Jul-94         $2,780,689.88    $1,679,316.04       $798,275.56       $26,435.00    $11,953.63  $8,278.47
Aug-94         $2,874,399.13    $1,753,459.52       $830,765.38       $26,208.52    $11,997.71  $8,311.94
Sep-94         $2,904,580.32    $1,712,198.86       $810,743.93       $25,341.70    $12,041.61  $8,334.25
Oct-94         $2,937,982.99    $1,716,534.15       $829,309.97       $25,279.60    $12,087.85  $8,339.83
Nov-94         $2,842,204.75    $1,631,050.75       $798,874.29       $25,446.74    $12,132.47  $8,350.99
Dec-94         $2,842,773.19    $1,655,198.46       $810,537.86       $25,855.55    $12,186.21  $8,350.99
Jan-95         $2,923,223.67    $1,681,231.42       $831,611.84       $26,561.13    $12,236.85  $8,384.46
Feb-95         $2,996,888.91    $1,756,611.11       $863,878.38       $27,322.42    $12,285.59  $8,417.93
Mar-95         $3,040,343.80    $1,804,693.07       $889,449.18       $27,572.32    $12,342.34  $8,445.82
Apr-95         $3,147,363.90    $1,829,507.60       $915,332.15       $28,039.29    $12,397.26  $8,473.72
May-95         $3,241,155.34    $1,876,697.92       $951,487.77       $30,255.19    $12,463.65  $8,490.45
Jun-95         $3,425,252.96    $1,924,236.55       $973,847.74       $30,675.24    $12,522.41  $8,507.19
Jul-95         $3,646,181.78    $2,002,908.96     $1,006,276.87       $30,160.79    $12,579.04  $8,507.19
Aug-95         $3,776,715.09    $2,031,720.81     $1,008,993.81       $30,873.00    $12,637.71  $8,529.50
Sep-95         $3,850,361.03    $2,061,215.30     $1,051,270.66       $31,412.75    $12,692.16  $8,546.24
Oct-95         $3,662,848.45    $2,005,855.18     $1,047,591.21       $32,336.53    $12,751.99  $8,574.13
Nov-95         $3,733,175.14    $2,107,273.22     $1,093,685.22       $33,142.51    $12,805.56  $8,568.55
Dec-95         $3,822,398.03    $2,136,539.03     $1,113,918.40       $34,043.58    $12,868.08  $8,562.97
Jan-96         $3,833,100.74    $2,176,599.14     $1,152,237.19       $34,006.91    $12,923.13  $8,613.18
Feb-96         $3,974,542.16    $2,220,300.90     $1,163,298.67       $32,366.07    $12,973.64  $8,641.07
Mar-96         $4,065,161.72    $2,279,793.86     $1,174,466.33       $31,686.53    $13,024.79  $8,685.70
Apr-96         $4,409,887.43    $2,346,452.75     $1,191,730.99       $31,163.32    $13,084.43  $8,719.17
May-96         $4,740,188.00    $2,378,387.97     $1,222,477.65       $30,993.68    $13,139.81  $8,735.91
Jun-96            $4,464,309       $2,350,480        $1,227,490          $31,622       $13,192     $8,741

Source: Ibbotson Associates' EnCORR Software, Chicago, Illinois. All rights reserved. This example is for illustrative purposes only and is not intended to represent the past, present, or future performance of the Fund. Small-sized stock performance for the period 1926-1980 is based on a historical series composed of stocks making up the 5th quintile of the New York Stock Exchange; thereafter, the index reflects the total return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. Source of mid-sized stock performance:
University of Chicago's Center for Research in Security Prices (CRSP). Mid-sized stocks are comprised of an index of medium-sized companies listed on the New York Stock Exchange (NYSE). All eligible companies listed on the NYSE are ranked by market capitalization and then split into ten equally populated groups, or deciles. The 3-5 decile represents mid-sized companies in this example. Large-sized stock total return is based on the Standard & Poor's 500 Index, a market-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Past performance is not indicative of future results. Investors cannot buy or invest directly in market indices.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors


                                    [CHART]

Year                   '87    '88    '89    '90    '91    '92    '93    '94    '95
----                   ---    ---    ---    ---    ---    ---    ---    ---    ---

U.S. Treasury Bonds    2.0%   7.0%  14.4%   8.5%  15.3%   7.2%  10.7%  -3.4%  18.4%

Mortgage Securities    4.3%   8.7%  15.4%  10.7%  15.7%   7.0%   6.8%  -1.6%  16.8%

U.S. Corporate Bonds   2.6%   9.2%  14.1%   7.1%  18.5%   8.7%  12.2%  -3.9%  22.3%

U.S. High Yield
Corporate Bonds        5.0%  12.5%   0.8%  -9.6%  46.2%  15.8%  17.1%  -1.0%  19.2%

World Government
Bonds                 35.2%   2.3%  -3.4%  15.3%  16.2%   4.8%  15.1%   6.0%  19.6%

Difference between
highest and lowest
return in percent     33.2   10.2   18.8   24.9    30.9   11.0   10.3   9.9    5.5

/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the               This chart shows the growth of a
performance of major world stock         hypothetical $10,000 investment made
markets for the period from 1986         in the stocks representing the S&P
through 1995. It does not                500 stock index with and without
represent the performance of any         reinvested dividends.
Prudential Mutual Fund.

Average Annual Total Returns of
Major World Stock Markets (1986-
1995) (in U.S. dollars)
                                                       [CHART]
          [CHART]

HONG KONG    --  23.8%                   Source: Stocks, Bonds, Bills, and
BELGIUM      --  20.7%                   Inflation 1996 Yearbook, Ibbotson
SWEDEN       --  19.4%                   Associates, Chicago (annually
NETHERLAND   --  19.3%                   updates work by Roger G. Ibbotson
SPAIN        --  17.9%                   and Rex A. Sinquefield). Used with
SWITZERLAND  --  17.1%                   permission. All rights reserved.
FRANCE       --  15.3%                   This chart is used for illustrative
U.K.         --  15.0%                   purposes only and is not intended to
U.S.         --  14.8%                   represent the past, present or
JAPAN        --  12.8%                   future performance of any Prudential
AUSTRIA      --  10.9%                   Mutual Fund. Common stock total
GERMANY      --  10.7%                   return is based on the Standard &
                                         Poor's 500 Stock Index, a market-
                                         value-weighted index made up of 500
                                         of the largest stocks in the U.S.
                                         based upon their stock market value.
                                         Investors cannot invest directly in
                                         indices.

Source: Morgan Stanley Capital
International (MSCI). Used with
permission. Morgan Stanley Country
indices are unmanaged indices
which include those stocks making
up the largest two-thirds of each
country's total stock market
capitalization. Returns reflect
the reinvestment of all
distributions. This chart is for
illustrative purposes only and is
not indicative of the past,
present or future performance of
any specific investment. Investors
cannot invest directly in stock
indices.


                   ---------------------------------------
                   WORLD STOCK MARKET CAPITALIZATION BY
                                  REGION
                        World Total: $9.2 Trillion

                                  [CHART]

                          EUROPE        -- 28.3%
                          CANADA        --  2.2%
                          U.S.          -- 40.8%
                          PACIFIC BASIN -- 28.7%

                   Source: Morgan Stanley Capital
                   International, December 1995. Used
                   with permission. This chart
                   represents the capitalization of
                   major world stock markets as
                   measured by the Morgan Stanley
                   Capital International (MSCI) World
                   Index. The total market
                   capitalization is based on the value
                   of 1579 companies in 22 countries
                   (representing approximately 60% of
                   the aggregate market value of the
                   stock exchanges). This chart is for
                   illustrative purposes only and does
                   not represent the allocation of any
                   Prudential Mutual Fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)


                                   [CHART]


---------------------------------------

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

  The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                 [CHART]
---------

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

           APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.
---------

/1/ Prudential Mutual Fund Investment Management, a unit of PIC, serves as the
    Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

/2/ As of December 31, 1994.

                                     III-1

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

---------

/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

/6/ As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------

/7/ As of December 31, 1994.

/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A) FINANCIAL STATEMENTS:

    (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

      Financial Highlights.

    (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

      Portfolio of Investments at October 31, 1996.

      Statement of Assets and Liabilities at October 31, 1996.

      Statement of Operations for the Year Ended October 31, 1996.

      Statement of Changes in Net Assets for the Years Ended October 31, 1996 and October 31, 1995.

      Notes to Financial Statements.

      Financial Highlights.

      Independent Auditors' Report.

  (B) EXHIBITS:

     1.(a) Amended and Restated Declaration of Trust. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

      (b) Amended Certificate of Designation. Incorporated by reference to
      Exhibit 1(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1995 (File No. 33-9269).

     2.By-laws. Incorporated by reference to Exhibit 2(b) to Post-Effective
       Amendment No. 11 to the Registration Statement on Form N-1A filed via EDGAR on May 6, 1994 (File No. 33-9269).

     4.(a) Specimen receipt for shares of beneficial interest, $.01 par value, of Class A shares. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on February 28, 1991 (File No. 33-9269).

      (b) Specimen receipt for shares of beneficial interest, $.01 par value, of Class B shares. Incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on February 28, 1991 (File No. 33-9269).

      (c) Instruments Defining Rights of Shareholders. Incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on December 30, 1993 (File No. 33-9269).

     5.(a) Amended and Restated Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the
       Registration Statement on Form N-1A filed via EDGAR on October 30, 1995 (File No. 33-9269).

      (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on December 28, 1989 (File No. 33-9269).

     6.

      Restated Distribution Agreement.*

     8.Custodian Contract between the Registrant and State Street Bank and
       Trust Company. Incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 16, 1987 (File No. 33-9269).

     9.Transfer Agency and Service Agreement between the Registrant and
       Prudential Mutual Fund Services, Inc. Incorporated by reference to
       Exhibit 9(a) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on December 31, 1987 (File No. 33-9269).

    10.Opinion of Counsel. Incorporated by reference to Exhibit 10 to Pre-
       Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 16, 1987 (File No. 33-9269).

    11.Consent of Independent Accountants.*

    13.Purchase Agreement. Incorporated by reference to Exhibit 13 to Pre-
       Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on January 16, 1987 (File No. 33-9269).

    15.
      (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

      (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

      (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 1994 (File No. 33-9269).

    16.(a) Schedule of Computation of Performance Quotations for Class B
       Shares. Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 19, 1990 (File No. 33-9269).

      (b) Schedule of Computation of Performance Quotations for Class A Shares. Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on December 30, 1991 (File No. 33-9269).

    18.Rule 18f-3 Plan. Incorporated by reference to Exhibit 18 to Post-
       Effective Amendment No. 15 to the Registration Statement on Form N-1A filed via EDGAR on October 30, 1995 (File No. 33-9269).

    27.Financial Data Schedules.*

Other Exhibits
 Copies of Powers of Attorney for:

   Edward D. Beach**,
   Donald D. Lennox**,
   Douglas H. McCorkindale**,
   Thomas T. Mooney**,
   Louis A. Weil, III**.

---------
  *Filed herewith.
 **Incorporated by reference to Post-Effective Amendment No.7 to the
 Registration Statement on Form N-1A filed on February    28, 1991 (File No.
 33-9269).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of December 6, 1996 there were 39,954, 97,432, 1,427 and 2,345 record holders of Class A, Class B, Class C and Class Z shares of beneficial interest, $.01 par value per share, of the Registrant.

ITEM 27. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article V, Sections 5.2 and 5.3 of the Declaration of Trust (Exhibit 1(a) to the Registration Statement) and to
Article X of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

  Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management LLC (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  (a) Prudential Mutual Fund Management LLC

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.

NAME AND ADDRESS  POSITION WITH PMF                   PRINCIPAL OCCUPATIONS
----------------  -----------------                   ---------------------
Brian             President, Chief    President, Chief Executive Officer and Director, PMF
 M.               Executive Officer
 Storms           and Director

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

 NAME AND ADDRESS     POSITION WITH PIC                   PRINCIPAL OCCUPATIONS
 ----------------     -----------------                   ---------------------
 E. Michael Caulfield     Chairman        Chief Executive Officer of Prudential Investments of
                          of the           The Prudential Insurance Company of America
                          Board,           (Prudential)
                          President
                          and Chief
                          Executive
                          Officer
                          and
                          Director
 Jonathan M. Greene       Senior          President-Investment Management of Prudential
                          Vice             Investments of Prudential
                          President
                          and
                          Director
 John R. Strangfeld       Vice            President of Private Asset Management Group of
                          President        Prudential
                          and
                          Director

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) Prudential Securities Incorporated

  Prudential Securities is distributor for The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc., and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                       Corporate Investment Trust Fund
                       Prudential Equity Trust Shares
                       National Equity Trust
                       Prudential Unit Trusts
                       Government Securities Equity Trust
                       National Municipal Trust

  (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                             POSITIONS AND                         POSITIONS AND
                             OFFICES WITH                          OFFICES WITH
NAME(1)                      UNDERWRITER                           REGISTRANT
-------                      -------------                         -------------
Robert Golden............... Executive Vice President and Director     None
 One New York Plaza
 New York, NY 10292
Alan D. Hogan............... Executive Vice President, Chief           None
                              Administrative Officer and
                              Director
George A. Murray............ Executive Vice President and Director     None
Leland B. Paton............. Executive Vice President and              None
 One New York Plaza           Director
 New York, NY 10292
Martin Pfinsgraff........... Executive Vice President,                 None
                              Chief Financial Officer
                              and Director
Vincent T. Pica, II......... Executive Vice President and Director     None
 One New York Plaza
 New York, NY 10292
Hardwick Simmons............ Chief Executive Officer, President        None
                              and Director
Lee B. Spencer, Jr. ........ Executive Vice President,                 None
                              General Counsel, Secretary and
                              Director

---------
(/1/)The address of each person named is One Seaport Plaza, New York 10292 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, Newark, New Jersey 07102; and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway
Center, Newark, New Jersey 07102, documents required by Rules 31a-1(b)(4) and
(11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS.

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of December, 1996.

                        PRUDENTIAL EQUITY INCOME FUND

                        /s/ Richard A. Redeker
                        ---------------------------------
                        (RICHARD A. REDEKER, PRESIDENT)

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                                   DATE
---------                           -----                                   ----
/s/ Susan C. Cote                   Treasurer and Principal Financial December 23, 1996
----------------------------------   and Accounting Officer
  SUSAN C. COTE

/s/ Edward D. Beach                 Trustee                           December 23, 1996
----------------------------------
  EDWARD D. BEACH

/s/ Delayne D. Gold                 Trustee                           December 23, 1996
----------------------------------
  DELAYNE D. GOLD

/s/ Robert F. Gunia                 Vice President and Trustee        December 23, 1996
----------------------------------
  ROBERT F. GUNIA

/s/ Donald D. Lennox                Trustee                           December 23, 1996
----------------------------------
  DONALD D. LENNOX

/s/ Douglas H. McCorkindale         Trustee                           December 23, 1996
----------------------------------
  DOUGLAS H. MCCORKINDALE

/s/ Mendel A. Melzer                Trustee                           December 23, 1996
----------------------------------
  MENDEL A. MELZER

/s/ Thomas T. Mooney                Trustee                           December 23, 1996
----------------------------------
  THOMAS T. MOONEY

/s/ Stephen P. Munn                 Trustee                           December 23, 1996
----------------------------------
  STEPHEN P. MUNN

/s/ Richard A. Redeker              President and Trustee             December 23, 1996
----------------------------------
  RICHARD A. REDEKER

/s/ Robin B. Smith                  Trustee                           December 23, 1996
----------------------------------
 ROBIN B. SMITH

/s/ Louis A. Weil, III              Trustee                           December 23, 1996
----------------------------------
  LOUIS A. WEIL, III

/s/ Clay T. Whitehead               Trustee                           December 23, 1996
----------------------------------
  CLAY T. WHITEHEAD

                         PRUDENTIAL EQUITY INCOME FUND

                                 EXHIBIT INDEX

 EXHIBIT NUMBER                    DESCRIPTION                      PAGE NUMBER
 --------------                    -----------                      -----------
  1(a)          Amended and Restated Declaration of Trust.              --
                Incorporated by reference to Exhibit 1(a) to
                Post-Effective Amendment No. 13 to the
                Registration Statement on Form N-1A filed via
                EDGAR on December 21, 1994 (File No. 33-9269).
  1(b)          Amended Certificate of Designation. Incorporated        --
                by reference to Exhibit 1(b) to Post-Effective
                Amendment No. 16 to the Registration Statement on
                Form N-1A filed via EDGAR on December 21, 1995
                (File No. 33-9269).
  2             By-laws. Incorporated by reference to Exhibit           --
                2(b) to Post-Effective Amendment No. 11 to the
                Registration Statement on Form N-1A filed via
                EDGAR on May 6, 1994 (File No. 33-9269).
  4(a)          Specimen receipt for shares of beneficial               --
                interest, $.01 par value, of Class A shares.
                Incorporated by reference to Exhibit 4(a) to
                Post-Effective Amendment No. 7 to the
                Registration Statement on Form N-1A filed on
                February 28, 1991 (File No. 33-9269).
  4(b)          Specimen receipt for shares of beneficial               --
                interest, $.01 par value, of Class B shares.
                Incorporated by reference to Exhibit 4(b) to
                Post-Effective Amendment No. 7 to the
                Registration Statement on Form N-1A filed on
                February 28, 1991 (File No. 33-9269).
  4(c)          Instruments Defining Rights of Shareholders.            --
                Incorporated by reference to Exhibit 4(c) to
                Post-Effective Amendment No. 10 to the
                Registration Statement on Form N-1A filed via
                EDGAR on December 30, 1993 (File No. 33-9269).
  5(a)          Amended and Restated Management Agreement between       --
                the Registrant and Prudential Mutual Fund
                Management, Inc. Incorporated by reference to
                Exhibit No. 5(a) to Post-Effective Amendment
                No. 15 to the Registration Statement on Form N-1A
                filed via EDGAR on October 30, 1995 (File
                No. 33-9269).
  5(b)          Subadvisory Agreement between Prudential Mutual         --
                Fund Management, Inc. and The Prudential
                Investment Corporation. Incorporated by reference
                to Exhibit 5(b) to Post-Effective Amendment No. 5
                to the Registration Statement on Form N-1A filed
                on December 28, 1989 (File No. 33-9269).
  6             Restated Distribution Agreement.*
  8             Custodian Contract between the Registrant and           --
                State Street Bank and Trust Company. Incorporated
                by reference to Exhibit 8 to Pre-Effective
                Amendment No. 2 to the Registration Statement on
                Form N-1A filed on January 16, 1987 (File No. 33-
                9269).
  9             Transfer Agency and Service Agreement between the       --
                Registrant and Prudential Mutual Fund Services,
                Inc. Incorporated by reference to Exhibit 9(a) to
                Post-Effective Amendment No. 2 to the
                Registration Statement on Form N-1A filed on
                December 31, 1987 (File No. 33-9269).
 10             Opinion of Counsel. Incorporated by reference to        --
                Exhibit 10 to Pre-Effective Amendment No. 2 to
                the Registration Statement on Form N-1A filed on
                January 16, 1987 (File No. 33-9269).
 11             Consent of Independent Accountants.*
 13             Purchase Agreement. Incorporated by reference to        --
                Exhibit 13 to Pre-Effective Amendment No. 2 to
                the Registration Statement on Form N-1A filed on
                January 16, 1987 (File No. 33-9269).
 15(a)          Distribution and Service Plan for Class A shares.       --
                Incorporated by reference to Exhibit 15(a) to
                Post-Effective Amendment No. 13 to the
                Registration Statement on Form N-1A filed via
                EDGAR on December 21, 1994 (File No. 33-9269).
 15(b)          Distribution and Service Plan for Class B shares.       --
                Incorporated by reference to Exhibit 15(b) to
                Post-Effective Amendment No. 13 to the
                Registration Statement on Form N-1A filed via
                EDGAR on December 21, 1994 (File No. 33-9269).
 15(c)          Distribution and Service Plan for Class C shares.       --
                Incorporated by reference to Exhibit 15(c) to
                Post-Effective Amendment No. 13 to the
                Registration Statement on Form N-1A filed via
                EDGAR on December 21, 1994 (File No. 33-9269).

 EXHIBIT NUMBER                    DESCRIPTION                      PAGE NUMBER
 --------------                    -----------                      -----------
 16(a)          Schedule of Computation of Performance Quotations       --
                for Class B Shares. Incorporated by reference to
                Exhibit 16 to Post-Effective Amendment No. 6 to
                the Registration Statement on Form N-1A filed on
                January 19, 1990 (File No. 33-9269).
 16(b)          Schedule of Computation of Performance Quotations       --
                for Class A Shares. Incorporated by reference to
                Exhibit 16(b) to Post-Effective Amendment No. 8
                to the Registration Statement on Form N-1A filed
                on December 30, 1991 (File No. 33-9269).
 18             Rule 18f-3 Plan. Incorporated by reference to           --
                Exhibit 18 to Post-Effective Amendment No. 15 to
                the Registration Statement on Form N-1A filed via
                EDGAR on October 30, 1995 (File No. 33-9269).
 27             Financial Data Schedules.*

Other Exhibits
 Copies of Powers of Attorney for:

   Edward D. Beach**,
   Donald D. Lennox**,
   Douglas H. McCorkindale**,
   Thomas T. Mooney**,
   Louis A. Weil, III**.

----------
  *Filed herewith.
 **Incorporated by reference to Post-Effective Amendment No.7 to the
 Registration Statement on Form N-1A filed on February    28, 1991 (File No.
 33-9269).